UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Crawford & Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2016

Dear Shareholders:

You are cordially invited to attend the Company’s 2016 Annual Meeting of Shareholders, which will be held on Wednesday, May 11, 2016, beginning at 2:00 p.m. Eastern Time at the Company’s headquarters, 1001 Summit Boulevard, Atlanta, Georgia 30319.

The Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are included with this letter and contain information about the annual meeting and the various matters on which you are being asked to vote. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 15, 2016 are entitled to vote at the annual meeting, including any adjournment or postponement thereof. Shares of Class A Common Stock of the Company are not entitled to vote at the annual meeting.

As is our custom, a brief report will be made immediately after the annual meeting on the Company’s 2015 activities and the outlook for the remainder of 2016. We hope you will be able to attend the annual meeting.

Whether or not you plan to attend, it is important that you sign and return your Proxy, or vote electronically by telephone or through the Internet, promptly, as your vote is important to the Company.

On behalf of our Board of Directors, officers, and employees, we wish to thank you for your continued interest in and support of Crawford & Company.

Sincerely,

Harsha V. Agadi
Interim President and Chief Executive Officer

CRAWFORD & COMPANY

P.O. Box 5047

Atlanta, Georgia 30302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 11, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crawford & Company (the “Company”) will be held at the Company’s headquarters, 1001 Summit Boulevard, Atlanta, Georgia, 30319, on Wednesday, May 11, 2016, at 2:00 p.m. Eastern Time, for the following purposes:

1. To elect nine (9) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

2. To approve the Crawford & Company 2016 Omnibus Stock and Incentive Plan;

3. To approve the Crawford & Company 2016 Employee Stock Purchase Plan;

4. To approve the Crawford & Company 2016 Management Team Incentive Compensation Plan;

5. To approve an amendment to the Crawford & Company Non-Employee Director Stock Plan;

6. To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the 2016 fiscal year; and

7. To transact any and all other such business as may properly come before the annual meeting, including any adjournment or postponement thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement dated April 7, 2016. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 15, 2016 are entitled to vote at the annual meeting, including any adjournment or postponement thereof. Shares of Class A Common Stock of the Company are not entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2016:

The proxy statement and our 2015 annual report are available at https://materials.proxyvote.com/224633. If you need directions to the annual meeting, please call (404) 300-1000 or refer to the Company’s web site, www.crawfordandcompany.com.

By Order of The Board of Directors,

Allen W. Nelson,
Secretary

Atlanta, Georgia

April 7, 2016

It is important that your shares of Class B Common Stock be represented at the annual meeting whether or not you plan to attend. Accordingly, please complete and sign the enclosed Proxy and return it in the accompanying postage-paid envelope, or vote your Proxy electronically by telephone or through the Internet as soon as possible. Signing and returning the Proxy, or submitting it electronically, will not affect your right to attend and vote in person at the annual meeting. If your shares are held in the name of a nominee or intermediary, please follow the instructions on the voting instruction card furnished by such record holder.

Proxies are being solicited with respect to shares of Class B Common Stock of the Company by the Board of Directors of the Company. Shares of Class A Common Stock of the Company are not entitled to vote at the annual meeting and, consequently, Proxies are not being solicited with respect to shares of Class A Common Stock of the Company.

CRAWFORD & COMPANY

P.O. Box 5047

Atlanta, Georgia 30302

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 11, 2016

The 2016 Annual Meeting of Shareholders of Crawford & Company, and any adjournment or postponement thereof (the “Annual Meeting”), will be held at the headquarters of the Company, located at 1001 Summit Boulevard, Atlanta, Georgia 30319 on Wednesday, May 11, 2016 at 2:00 p.m., Eastern Time. This Proxy Statement and the accompanying form of Proxy are first being mailed or delivered electronically to shareholders and made available on the Internet at https://materials.proxyvote.com/224633, on or about April 7, 2016. Our Annual Report to Shareholders for the fiscal year ended December 31, 2015 is also being delivered with this Proxy Statement and is also being made available on the Internet at the web address above.

Why am I being furnished this Proxy Statement and Proxy?

You are being furnished this Proxy Statement and the accompanying Proxy Card (or, if your shares are held in the name of a nominee or intermediary, a voting instruction card furnished by such record holder), or “Proxy,” because you own shares of the Company’s Class B Common Stock. A Proxy is a legal designation of another person to vote the stock that you own. That other person is called a “proxy.” If you designate someone as your proxy in a written document, that document is also called a proxy, a proxy card or a form of proxy.

All holders of the Company’s Class B Common Stock on the Record Date, described below, are being furnished a copy of the Notice of Annual Meeting and this Proxy Statement. Only holders of the Company’s Class B Common Stock are entitled to vote on the matters subject to a vote at the Annual Meeting. The Proxy Statement describes the matters which will be voted on at the Annual Meeting. It also gives you information so that you can make an informed voting decision on those matters.

What is the purpose of a Proxy?

If you sign and return the Proxy, you are appointing H.V. Agadi, W.B. Swain and A.W. Nelson as your representatives at the Annual Meeting. Messrs. Agadi, Swain and Nelson will vote your shares of Class B Common Stock at the Annual Meeting as you instruct them on the Proxy. Signing and returning your Proxy will ensure your shares are voted at your direction whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we request that you complete, sign and return your Proxy, vote by telephone or vote over the Internet in advance of the Annual Meeting so that we can ensure we have enough votes to conduct business at the Annual Meeting.

Who is furnishing the Proxy Statement and Proxy?

The Board of Directors of the Company is furnishing this Proxy Statement and Proxy to solicit proxies on its behalf to vote at the Annual Meeting.

How do I know if I am entitled to vote? What is a record date?

Only shareholders of record of our Class B Common Stock as of the close of business on March 15, 2016, which we refer to as the “Record Date,” are entitled to notice of, and to vote at, the Annual Meeting. Holders of Class A Common Stock are not entitled to any notice of, or vote at, the Annual Meeting.

How many shares of Class B Common Stock are outstanding? How many votes is each share of Class B Common Stock entitled to at the Annual Meeting?

As of the Record Date, we had outstanding 24,690,172 shares of Class B Common Stock and each share is entitled to one vote for each of the director nominees to be elected at the Annual Meeting, and one vote on each other matter to be acted upon at the Annual Meeting.

Other than with respect to voting rights, what are the differences between Class A Common Stock and Class B Common Stock?

The Company’s two classes of stock are substantially identical, except with respect to voting rights and the Company’s ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class.

How many votes do you need to hold the Annual Meeting?

In order for us to conduct business at the Annual Meeting, we must have a quorum, which means that a majority of the issued and outstanding shares of Class B Common Stock as of the Record Date must be present. Shares of Class B Common Stock will be counted as present for purposes of determining the presence of a quorum if those shares are:

•	voted over the Internet or by telephone in advance of the Annual Meeting,

•	properly submitted via Proxy (even if the Proxy does not provide voting instructions) in advance of the Annual Meeting, or

•	present at the Annual Meeting and voted in person.

Abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a registered holder (such as a broker or bank) holding shares in “street name” for a beneficial owner does not vote on a particular proposal because the registered holder has not received voting instructions from the beneficial owner and does not have or declines to exercise discretionary voting power with respect to that particular proposal. As described below, registered holders that have not received voting instructions from the beneficial owner may, although they are not required to, vote such shares with respect to the ratification of the appointment of the Company’s independent auditor. Registered holders are not entitled to exercise discretionary voting authority with respect to any other matters to be voted upon at the Annual Meeting.

On what items am I being asked to vote?

You are being asked to vote on six matters:

•	the election of nine (9) directors;

•	the approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan;

•	the approval of the Crawford & Company 2016 Employee Stock Purchase Plan;

•	the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan;

•	the approval of an amendment to the Crawford & Company Non-Employee Director Stock Plan; and

•	the ratification of Ernst & Young LLP as our independent auditor for our 2016 fiscal year.

How may I vote on each of the matters to be considered at the Annual Meeting?

With respect to the election of directors, you may:

•	vote FOR all nominees;

•	WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominees; or

•	WITHHOLD AUTHORITY to vote for all nine (9) nominees.

Each share of Class B Common Stock is entitled to cast an affirmative vote for up to nine (9) director nominees. Cumulative voting is not permitted. The nine (9) nominees for director who receive the highest number of votes cast, in person or by Proxy, at the Annual Meeting will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

With respect to the other proposals to be voted at the Annual Meeting, you may:

•	vote FOR any proposal;

•	vote AGAINST any proposal; or

•	ABSTAIN from voting on any proposal.

The affirmative vote of a majority of the votes represented in person or by proxy is required for each of the approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan, the approval of the Crawford & Company 2016 Employee Stock Purchase Plan, the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan, the approval of an amendment to the Crawford & Company Non-Employee Director Stock Plan and the ratification of the appointment of the Company’s independent auditor. Abstentions and broker non-votes are not considered to be votes cast, and therefore will have no effect on the outcome of the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan or the ratification of the appointment of the Company’s independent auditor. Under the rules of the NYSE, abstentions will be treated as votes cast and therefore will have the same effect as a vote against the Crawford & Company 2016 Omnibus Stock and Incentive Plan, the Crawford & Company 2016 Employee Stock Purchase Plan and the amendment to the Crawford & Company Non-Employee Director Stock Plan.

How do I vote?

In order for us to ensure we have sufficient votes to conduct business at the Annual Meeting, we request that registered owners vote by one of the following methods as soon as possible. You may also thereafter attend the Annual Meeting and vote your shares in person.

•

Voting by Mail. If you choose to vote by mail, simply complete the enclosed Proxy, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your Proxy unless it is properly revoked by you. Your Proxy must be received by May 10, 2016 to be voted at the Annual Meeting.

•

Voting by Telephone. You may vote your shares by telephone by calling the toll-free telephone number provided on the Proxy. Telephone voting is available 24 hours a day until 11:59 pm Central Time, May 10, 2016, and the procedures are designed to authenticate votes cast by using a personal identification number located on your Proxy. The procedures allow you to give a Proxy to vote your shares and to confirm that your instructions have been properly recorded.

•

Voting by Internet. You also may vote your shares through the Internet by signing on to the website identified on the Proxy and following the procedures described on the website. Internet voting is available 24 hours a day until 11:59 pm Central Time, May 10, 2016, and the procedures are designed to authenticate votes cast by using a personal identification number located on your Proxy. The procedures allow you to give a Proxy to vote your shares and to confirm that your instructions have been properly recorded.

What if I change my mind after I vote by Proxy?

Any shareholder giving a Proxy has the power to revoke it at any time before it is voted at the Annual Meeting by the giving of another Proxy by mail bearing a later date or thereafter voting by phone or the Internet, or providing written notification of the revocation to the Corporate Secretary, Legal Department, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302. Shareholders who are present at the Annual Meeting will have the opportunity to revoke their Proxy and vote in person if they so desire.

What if I return my Proxy but do not provide voting instructions?

If you properly execute and return your Proxy but do not indicate any voting instructions with respect to one or more matters to be voted upon at the Annual Meeting, your shares will be voted in accordance with the recommendation of the Board of Directors as to all such matters.

Specifically, your shares will be voted FOR the election of all director nominees, FOR the approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan, FOR the approval of the Crawford & Company

2016 Employee Stock Purchase Plan, FOR the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan, FOR the approval of an amendment to the Crawford & Company Non-Employee Director Stock Plan and FOR the ratification of the appointment of Ernst & Young LLP as independent auditor of the Company for the 2016 fiscal year, as well as in the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting.

Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

If you are a shareholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder), you must either direct the record holder of your shares how to vote your shares or obtain a Proxy, executed in your favor, from the record holder to be able to vote at the Annual Meeting.

We encourage shareholders who hold shares of Class B Common Stock in street name to provide instructions to that record holder on how to vote those shares. Providing voting instructions ensures that your shares will be voted at the Annual Meeting. If shares are held through a brokerage account, the brokerage firm, under certain circumstances, may vote the shares without instructions. On certain “routine” matters, such as the ratification of the appointment of auditors, brokerage firms have authority under NYSE rules to vote their beneficial holders’ shares if the beneficial holders do not provide voting instructions. If a brokerage firm votes a beneficial holder’s shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter. At the Annual Meeting, the proposal to ratify the appointment of Ernst & Young LLP as our independent auditor for the 2016 fiscal year is considered a routine matter.

On “non-routine” matters, if a brokerage firm has not received voting instructions from a beneficial holder, the brokerage firm cannot vote the shares on that proposal, which is considered a “broker non-vote.” Broker non-votes are counted for purposes of establishing a quorum to conduct business at a meeting, but not for determining the number of shares voted for or against the non-routine matter. At the Annual Meeting, the proposals relating to the election of directors, the approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan, the approval of the Crawford & Company 2016 Employee Stock Purchase Plan, the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan and the approval of an amendment to the Crawford & Company Non-Employee Director Stock Plan are considered non-routine matters.

How can I obtain a copy of the 2015 Annual Report?

Our Annual Report to the Shareholders (which includes our Annual Report on Form 10-K) (the “Annual Report”) for the fiscal year ended December 31, 2015 is enclosed herewith. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) and our Annual Report are available free of charge upon written request to the Corporate Secretary, Legal Department, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302 and on the Company’s web site, www.crawfordandcompany.com.

Who is paying the expenses of this solicitation?

The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail or by mail by one or more of our officers, employees or directors. We will also reimburse brokers, banks, nominees or other fiduciaries for the reasonable clerical expenses of forwarding the proxy material to their principals, the beneficial owners of the Company’s Class B Common Stock.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees and Voting

Each nominee is a current director who was most recently elected by the shareholders at the Company’s previous annual meeting on May 12, 2015, other than Mr. Williams, who was appointed to the Board effective February 24, 2016. If, at the time of the Annual Meeting, any of the nominees should be unable or unwilling to serve, the persons named in the Proxy may vote for substitute nominees selected by the Board of Directors or, as an alternative, the Board of Directors could reduce the size of the Board and/or the number of directors to be elected at the Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling to serve as a director for his or her full term until the next annual meeting and until his or her successor is elected and qualified.

Currently, the Board of Directors is fixed at nine members and, in accordance therewith, the Board has nominated the nine persons listed below to be elected as directors, to hold office until the Company’s next annual meeting and until their respective successors are elected and qualified.

Nominee Information

The following gives certain information as to each person nominated by our Board of Directors for reelection as a director.

Harsha V. Agadi, age 53, is the Interim President and Chief Executive Officer of the Company, a position he has held since August 2015. Mr. Agadi has served as a member of the Board of Directors since August 2010. He also serves as Chairman of GHS Holdings, LLC, an investing and restaurant consulting business, a position he has held since 2000. He served as Executive Chairman of Quiznos, LLC, a quick service sandwich chain, from February 2012 until August 2014. From August 2010 until February 2012, Mr. Agadi was Chairman and Chief Executive Officer of Friendly’s Ice Cream LLC, a restaurant chain which provides sandwiches and ice cream desserts. From December 2004 until December 2009, Mr. Agadi was President and Chief Executive Officer of Church’s Chicken, a franchised quick service chicken restaurant. He serves on the board of Belmond, Ltd. and previously served on the board of The Krystal Company. Each of Quiznos and Friendly’s Ice Cream filed voluntary petitions under the federal bankruptcy laws during the period in which Mr. Agadi served as an executive officer of such entities. The Board believes Mr. Agadi’s experience in establishing global brands and improving the operations of companies he has led qualifies him to serve as a director of the Company. In addition, Mr. Agadi’s significant senior management experience was instrumental in the Board’s determination to appoint him as Interim President and Chief Executive Officer in August 2015 while the Board searches for a full time chief executive officer.

P. George Benson, age 69, is a Professor and former President of the College of Charleston. Dr. Benson served as President of the College of Charleston from February 2007 until he retired in 2014. He has served as a Professor at the College of Charleston since February 2007. From June 1998 until January 2007, he was Dean of the Terry College of Business at the University of Georgia. Dr. Benson has served as a member of the Board of Directors since September 2005. Dr. Benson also serves as a member of the boards of directors of Primerica, Inc. and AGCO Corporation. He also serves as the chair of the Foundation of the Malcolm National Quality Award. Dr. Benson’s distinguished professional background in academics and leadership positions at the College of Charleston and University of Georgia, together with the experience he brings to the Board as a director of the Company for more than nine years, led to the Board’s decision to nominate Dr. Benson for reelection to our Board.

Jesse C. Crawford, age 67, is the Chief Executive Officer of Crawford Media Services, Inc., an Atlanta, Georgia based provider of electronic media services for television, film and archival clients, and was appointed to this position on January 2010. Prior to that and since September 1984, he was President and Chief Executive Officer of Crawford Communications, Inc., a full-service provider of teleproduction services including audio/video production and post production, multimedia title design, satellite services, animation, and special effects. Mr. Crawford has served as a member of the Board of Directors since April 1986. We believe Mr. Crawford’s significant experience in senior management of a services company with both international and disaster recovery components similar to those of the Company, as well as the significant knowledge base he has acquired by having served as a director of the Company for thirty years and his position as our majority shareholder, qualify him to continue to serve on the Board. Mr. Crawford is the father of Mr. Crawford, Jr., who is also a member of the Board.

Jesse C. Crawford, Jr., age 27, has served as a member of the Board of Directors since May 2015. He is currently an independent investor. Mr. Crawford, Jr.’s family maintains a controlling interest in the Company, and the Board believes it is appropriate to provide for continuity of the representation of the Crawford family on the Board as a component of the Board’s succession planning strategy. Mr. Crawford, Jr. is the son of Jesse C. Crawford, a member of the Board and the majority shareholder of the Company.

Roger A. S. Day, age 67, is a retired executive of ACE American Insurance Company, where he most recently served as an executive vice president from November 2002 until his retirement in January 2013. Mr. Day was appointed as a member of the Board in July 2013. The Board believes Mr. Day is qualified to serve as a director due to his extensive experience in the insurance industry, which includes more than 40 years of global claims experience.

James D. Edwards, age 72, is a retired partner of Arthur Andersen LLP. Mr. Edwards has served as a member of the Board of Directors since February 2005. Mr. Edwards also serves as a member of the board of directors of Huron Consulting Group, Inc. and previously served on the board of Cousins Properties, Inc. Mr. Edwards’ significant financial expertise developed through 30 years’ experience in public accounting, as well as his public company board experience in varied industries, were important considerations in the Board’s belief that Mr. Edwards is qualified to serve on our Board.

Joia M. Johnson, age 56, is the Chief Legal Officer, General Counsel and Corporate Secretary for Hanesbrands Inc., a marketer of innerwear, outerwear and hosiery apparel based in Winston-Salem, North Carolina. Ms. Johnson joined Hanesbrands Inc. in January 2007. From January 2001 until January 2007 she was Executive Vice President, General Counsel and Secretary for RARE Hospitality International, Inc., a publicly traded restaurant franchise owner and operator based in Atlanta, Georgia. Ms. Johnson serves on the H. J. Russell & Company board of directors and on several professional and civic boards. Ms. Johnson was appointed as a member of the Board in February 2011. The Board has determined that her experience establishing and leading corporate legal functions, and particularly her leadership in the area of corporate social responsibility, qualify her to serve as a director of the Company.

Charles H. Ogburn, age 60, served as an Executive Director of Arcapita Inc., an international private equity firm, from March 2001 until his retirement in July 2010. Mr. Ogburn has served as a member of the Board of Directors since February 2009. Mr. Ogburn also serves as trustee of The Cook & Bynum Fund, a mutual fund. Mr. Ogburn has extensive experience in international business matters as well as financial counseling to public and private companies in various life-cycle stages, which experience the Board considered in determining that it believes Mr. Ogburn remains qualified to serve on the Board.

D. Richard Williams, age 59, was appointed as a member of the Board in February 2016. He was the co-chief executive officer of Primerica, Inc., a publicly traded insurance and investments company, from 1999 through March of 2015. He currently serves as the non-executive chairman of the board of Primerica, Inc. and is on the board of USANAHealth Sciences, Inc., a publicly traded direct seller of nutritionals. The Board believes Mr. Williams is qualified to serve as a director due to his extensive knowledge of corporate governance matters as well as his significant experience in finance and accounting.

Shareholder Vote

Holders of each share of Class B Common Stock may:

•	vote FOR the election of the nine (9) nominees for director;

•	WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominees; or

•	WITHHOLD AUTHORITY to vote for all nine (9) nominees.

Election of directors is determined by a plurality of votes. The nine (9) nominees receiving the highest number of affirmative votes will be elected as directors. Cumulative voting is not permitted. Votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

The Board of Directors unanimously recommends a vote FOR each of its nominees for director.

EXECUTIVE OFFICERS

The following are the names, positions held, and ages of each of the executive officers of the Company:

Name	Office	Age
H. V. Agadi	Interim President and Chief Executive Officer	53
W. B. Swain	Executive Vice President, Chief Financial Officer	52
A. W. Nelson	Executive Vice President, General Counsel, Corporate Secretary and Chief Administrative Officer	51
L. C. Thomas	Executive Vice President, Chief Executive Officer – U.S. Services	56
K. A. Cutshaw	Executive Vice President, Interim President and Chief Executive Officer, Garden City Group LLC	62
D. M. Lisenbey	Executive Vice President, President & Chief Executive Officer, Broadspire Services, Inc.	52
I. V. Muress	Executive Vice President, Chief Executive Officer — International Operations	58
M. F. Reeves	Executive Vice President, Global Markets	62
B. S. Flynn	Executive Vice President, Global Chief Information Officer	56
K. M. Fraser	Executive Vice President – Strategy and Performance Development	53
B. C. Sawdey	Senior Vice President, Chief People Officer	47
D. M. Carden	Senior Vice President and Chief Accounting Officer	46

Mr. Agadi was appointed to his present position with the Company in August 2015. Mr. Agadi is also a director of the Company. He also serves as Chairman of GHS Holdings, LLC, an investing and restaurant consulting business, a position he has held since 2000. From February 2012 until August 2014, he served as Executive Chairman of Quiznos, LLC, a quick service sandwich chain. From August 2010 until February 2012, Mr. Agadi was Chairman and Chief Executive Officer of Friendly’s Ice Cream LLC, a restaurant chain which provides sandwiches and ice cream desserts.

Mr. Swain was appointed to his present position with the Company in October 2006 and from May 2006 served as Senior Vice President and interim Chief Financial Officer of the Company. Prior to that and from January 2000 he was Senior Vice President and Controller of the Company.

Mr. Nelson was appointed to his present position with the Company in January 2008. From October 2006 through January 2008 he was Executive Vice President — General Counsel and Corporate Secretary of the Company. From October 2005 through October 2006 he was Senior Vice President — General Counsel and Corporate Secretary of the Company.

Mr. Thomas was appointed to his present position as Executive Vice President, CEO — U.S. Services in charge of the Company’s U.S. Services segment effective November 2015. Prior to that and from January 2015, he was Senior Vice President, CEO — U.S. Property & Casualty. Prior to that and from November 1999 he was Chief Executive Officer of the Company’s Contractor Connection division.

Mr. Cutshaw was appointed to his current position with Garden City Group LLC (“GCG”), a wholly-owned subsidiary of the Company that comprises the Company’s Garden City Group segment, in January, 2016. Prior to that from September 2012 to September 2015, he was President International of QCE, LLC (Quiznos). Prior to that and from January 2006 to June 2012, he was Executive Vice President of Cajun Operating Company (Church’s Chicken).

Ms. Lisenbey was appointed to her present position as Executive Vice President, President & CEO, Broadspire Services, Inc. (“Broadspire”), a wholly-owned subsidiary of the Company which comprises the Company’s Broadspire segment, effective March 2012. Prior to that and from November 2007, she was Senior Vice President, Chief Operations Officer for Medical Management Services of Broadspire.

Mr. Muress was appointed to his present position as Executive Vice President, CEO — International, in charge of the Company’s International segment effective November 2015. Prior to that he served as Executive Vice President, Chief Executive Officer, Europe, Middle East, Africa & Asia Pacific since January 2008. Prior to that and from January 2006 he was CEO-EMEA and from August 2002, when he joined the Company’s U.K. subsidiary, until January 2006 he was CEO — UK & Ireland, in charge of the Company’s operations in the United Kingdom and Ireland.

Mr. Reeves was appointed to his present position in charge of Global Markets effective January 2008. Prior to that and from November 2004 he was Senior Vice President — Corporate Multinational Risks, responsible for the strategy, sales and account management of the Company’s relationships with entities within the Fortune 1000.

Mr. Flynn was appointed to his present position in charge of the Company’s global information technology operations effective December 2007. Prior to joining the Company and since May 2001 he was Senior Vice President-Technology of BCD Travel USA, LLC, a travel management company.

Mr. Fraser was appointed to his present position as Executive Vice President – Strategy and Performance Development effective June 2015. Prior to joining the Company and since May 2012 he was Executive Vice President-Risk Management of Wells Fargo Insurance, a banking and insurance brokerage company. Prior to that and from August 1985 he was Managing Director at Marsh, Inc., an insurance brokerage company.

Ms. Sawdey was appointed to her present position with the Company in January 2016. From January 2014 through January 2016 she was Vice President, Human Resources of the Company. From June 2008 through January 2014 she was Vice President, Corporate Benefits of the Company.

Mr. Carden was appointed to his present position with the Company in October 2014. Prior to that and from January 2008 he was Vice President and International Controller of the Company.

CORPORATE GOVERNANCE

Director Independence

Our Corporate Governance Guidelines provide that a majority of our directors will be independent directors under the NYSE corporate governance listing standards, as in effect from time to time. In addition, our Corporate Governance Guidelines include certain categorical independence standards to assist the Board in determining director independence.

As required by our Corporate Governance Guidelines, the Board of Directors reviewed and analyzed the relationships of each director with the Company and its management. The purpose of the review was to determine whether any particular relationships or transactions involving directors, or any of their respective affiliates or immediate family members, were inconsistent with a determination that the director is independent for purposes of serving on the Board and any of its Committees.

As a result of this review, the Board has determined, pursuant to the listing standards of the NYSE and our Corporate Governance Guidelines, that all director nominees are independent for purposes of serving on the Board of Directors, except Mr. Agadi, who is serving as the Interim President and Chief Executive Officer of the Company. Mr. Agadi was considered an independent director prior to being appointed to such role. In addition, Jeffrey T. Bowman, who served as our President and Chief Executive Officer, and a director, until his resignation in August 2015, was not considered independent during his time on the Board as a result of his employment relationship with the Company during that period. In making such determination, the Board also considers any “related party transactions” entered into between the Company and the applicable director or director nominee, regardless of whether such transaction is required to be disclosed pursuant to the rules and regulations of the SEC.

Standing Committees and Attendance at Board and Committee Meetings

The Board of Directors has four standing committees: the Executive Committee; the Audit Committee; the Nominating and Corporate Governance Committee; and the Compensation Committee.

The Executive Committee.    The Executive Committee consists of Mr. Crawford as Chairman, and Messrs. Agadi and Ogburn as members. Mr. Bowman served on the Executive Committee until August 2015. The Executive Committee may exercise all the authority of the Board of Directors between its meetings with respect to all matters not specifically reserved by law to the Board of Directors. The Executive Committee held four meetings during 2015.

The Audit Committee.    The Audit Committee currently consists of Mr. Edwards as Chairman, Ms. Johnson and Messrs. Ogburn and Day and, since March 22, 2016, Mr. Williams as members. The Board has determined that all of the members of the Audit Committee are independent under NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, the Board has determined that Mr. Edwards is an “Audit Committee Financial Expert” as defined by Item 407(d) of SEC Regulation S-K. In making such determination, the Board took into consideration, among other things, the express provision in Item 407(d) of SEC Regulation S-K that the determination that a person has the attributes of an audit committee financial expert shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee and the Board of Directors, nor shall it affect the duties and obligations of other Audit Committee members or the Board.

The Audit Committee has adopted a written charter, approved by our Board of Directors. The Audit Committee appoints and discharges our independent auditor, reviews with the independent auditor the audit plan and results of the audit engagement, reviews the scope and results of our internal auditing procedures and the adequacy of our accounting controls, approves professional services provided by the independent auditor, reviews the independence of the independent auditor, and approves the independent auditor’s audit and non-audit services and fees.

The Audit Committee also reviews and approves related party transactions in accordance with the Company’s written related party transactions policy. The Company’s related party transactions policy is designed to eliminate conflicts of interest and improper valuation issues, and applies to the Company’s directors, officers, shareholders holding 5% or more of the Company’s stock and family members or controlled affiliates of such persons. For purposes of the Company’s related party transactions policy, a “related party transaction” is a transaction between the Company and any related party, other than transactions generally available to all employees and certain de minimis transactions.

The Audit Committee held six meetings during 2015.

The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Dr. Benson as Chairman, and Messrs. Crawford, Crawford, Jr. and Day as members. The Nominating and Corporate Governance Committee operates under a written charter, approved by the Board of Directors. The Nominating and Corporate Governance Committee actively reviews and selects director nominees for the Board and advises and makes recommendations to the Board on all matters concerning corporate governance and directorship practices. The Nominating and Corporate Governance Committee also identifies and evaluates nominees for director according to the guidelines stated in its charter, and will consider director candidates recommended by shareholders on the same terms. Except as described below, given the continuing evolving needs and challenges of the Company, the Committee does not believe it is appropriate to specify criteria for directors, but rather believes that appropriate candidates should show evidence of leadership in their particular field, have the interest and ability to devote sufficient time to carrying out their respective duties and responsibilities, and that the Board as a whole should have diversity of experience (which may, at any one or more times, include differences with respect to personal, educational or professional experience, gender, ethnicity, geographic origin and location, and age) and the ability to exercise sound business judgment, possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. Pursuant to our Bylaws, except for persons who hold shares entitled to ten percent or more of the voting power of the Company, no person shall be eligible for nomination or renomination to the Board after such person has reached the age of 74. In selecting directors or director candidates, the Board generally seeks a combination of active or former senior officers of businesses, academics and entrepreneurs whose backgrounds are relevant to the Company’s mission, strategy, operations and other perceived needs.

The Nominating and Corporate Governance Committee held four meetings during 2015.

The Compensation Committee.    The Compensation Committee consists of Ms. Johnson as Chairperson and Messrs. Crawford, Edwards and Ogburn as members. Mr. Agadi served as Chairman of the Compensation Committee until August 2015. The Board of Directors has determined that all members of the Compensation Committee are independent under the NYSE listing standards, and all members qualify as “outside directors” for Internal Revenue Code Section 162(m) purposes. The Compensation Committee has adopted a written charter, approved by the Board of Directors. The Compensation Committee formulates and approves the salary, equity compensation awards and other compensation payable to the Chief Executive Officer and, upon recommendation of the Chief Executive Officer, salaries, equity compensation awards and other compensation for all other officers of the Company. This Committee held six meetings in 2015. For additional information about the Compensation Committee’s processes and its role, as well as the role of executive officers and compensation consultants in determining executive officer compensation, see “Compensation Discussion and Analysis” below.

Executive Sessions of Non-Employee Directors

Non-employee and independent directors are required to meet regularly without management participation. During 2015, there were five meetings of non-employee and independent directors. Mr. Ogburn, as Non-Executive Chairman of the Board, presides at these meetings.

Meetings of the Board of Directors and Board Attendance

During 2015, the Board of Directors held eight meetings. Each individual who served as a director attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and any committees thereof of which such director was a member (during the period that he or she served). The Company encourages all directors to attend each annual meeting. The Company also holds a full Board meeting the same day as the annual meeting to further encourage all directors to attend the annual meeting. Other than Messrs. Edwards and Williams, all director nominees attended the 2015 annual meeting.

Corporate Governance Guidelines, Committee Charters and Code of Business Conduct

The Company’s Corporate Governance Guidelines, board committee charters, and Code of Business Conduct and Ethics are available on its website at www.crawfordandcompany.com under “Corporate Governance,” located under the tab “About Us,” and are also available without charge in print to any shareholder who makes a request by writing to Corporate Secretary, Legal Department, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302.

Leadership Structure

The Chairman of the Board presides at all meetings of the Board and the shareholders, and exercises such other powers and duties as the Board may assign him. Generally, the Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. In addition, in connection with the resignation of the Company’s President and Chief Executive Officer in August 2015 and the appointment of Mr. Agadi as Interim President and Chief Executive Officer, the Board requested that the Chairman of the Board take on a more active role with the Company. The Company believes that the members of the Board possess considerable and unique knowledge of the challenges and opportunities the Company faces, and therefore are in the best position to evaluate the needs of the Company and how best to organize the capabilities of our directors and executives to meet those needs. As a result, the Company believes that the decision as to who should serve as Chairman and as President and Chief Executive Officer, and whether the offices should be combined or separate, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances.

Mr. Ogburn has served as a member of the Board since February 2009 and as Non-Executive Chairman of the Board since January 1, 2010. The Board currently believes that, based on the skills and current responsibilities of the various Board members and management, the Company’s ongoing search for a permanent President and Chief Executive Officer and the increased responsibilities placed on various members of the Board and management during such period, the current general economic, business and competitive environment, separation of the chairman and chief executive officer roles remains appropriate, as it enhances (i) appropriate oversight of management by the Board, (ii) Board independence, (iii) the accountability to our shareholders by the Board and (iv) our overall leadership structure.

Risk Management

The Company takes a comprehensive approach to risk management and seeks to include risk management principles in all of its management processes. This comprehensive approach is reflected in the reporting processes pursuant to which management provides information to the Board to support the Board’s role in oversight, approval and decision-making.

The Board maintains oversight responsibility for the management of the Company’s risks, and closely monitors the information it receives from management to provide oversight and guidance to our management team concerning the assessment and management of risk. The Board approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate levels of risk taking within the business.

Our Board also periodically reviews the Company’s enterprise risk management (ERM) program to ensure that an appropriate ERM process is in place. This review includes a discussion of the major risk exposures identified by senior management, the key strategic plan assumptions considered during the assessment, and steps implemented to monitor and mitigate such exposures on an ongoing basis.

In addition to these reviews, our executives with responsibility for various business functions provide the Board and its committees with periodic updates regarding the Company’s strategies and objectives, and the risks inherent thereto. Members of management most knowledgeable of relevant issues attend and present at Board meetings to provide additional insight into items being discussed, including risk exposures. In addition, our directors have access to Company management at all times and at all levels to discuss any matters of interest, including those related to risk. The Board and its committees call special meetings from time to time as appropriate to address specific issues.

The Board has delegated oversight for matters involving certain specific areas of risk exposure to its committees. Each committee reports to the Board of Directors at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight.

The Audit Committee oversees the integrity of our financial statements, risks related to our financial reporting process and internal controls, the internal audit function, the independent auditor’s qualifications, independence and performance, and the Company’s corporate finance matters, including its capital structure. The Audit Committee provides oversight with respect to the Company’s risk management process, including, as required by the NYSE, discussing with management the Company’s significant financial risk exposures, steps management has taken to monitor, control and report such exposures, and our policies with respect to risk assessment and risk management.

Our Compensation Committee is primarily responsible for the design and oversight of the Company’s executive compensation policies, plans and practices. A key objective of the Compensation Committee is to ensure that the Company’s overall executive compensation program appropriately links pay to performance and aligns the interests of the Company’s executives with its shareholders, while seeking to encourage an appropriate level of risk-taking behavior consistent with the Company’s long-term strategy. The Compensation Committee also monitors the design and administration of the Company’s overall incentive compensation programs to ensure that they include appropriate safeguards to avoid encouraging unnecessary or excessive risk taking by Company employees.

The Nominating and Corporate Governance Committee oversees risks related to our corporate governance, including Board and director performance, director succession and the Company’s Corporate Governance Guidelines and other governance documents.

Director Compensation

Each non-employee member of the Board was entitled to receive an aggregate of $85,000 in cash and stock for annual service to the Company in 2015. The $40,000 cash portion of the compensation was paid quarterly in $10,000 increments. The remainder of such compensation was paid in restricted shares of the Company’s Class A Common Stock. These restricted share grants vested in full on December 31, 2015. In addition to the foregoing, each non-employee director was entitled to receive $1,500 for each Board or committee meeting attended. Further, the Chairs of the Board and the Audit Committee were also each entitled to a retainer of $3,000 per quarter, and the Chairs of each of the Executive, Compensation, and Nominating and Corporate Governance Committees were also entitled to a retainer of $2,500 per quarter. The Chairman of the Board was also entitled to receive $90,000 in restricted shares of Class A Common Stock, paid in quarterly increments. These quarterly restricted share grants vested in full on December 31, 2015. Directors who also serve as employees of the Company do not receive separate compensation for their service to the Board.

The following table provides compensation information for the year ended December 31, 2015 for each non-employee member of our Board of Directors during 2015. See “Summary Compensation Table” for information relating to Messrs. Agadi and Bowman’s compensation. Mr. Williams did not serve on the Board of Directors during 2015.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Stock Option Awards(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
P. George Benson	$68,000	$45,000	—	$—	—	$113,000
Jesse C. Crawford	83,000	45,000	—	—	—	128,000
Jesse C. Crawford, Jr.	42,000	29,996	—	—	—	71,996
Roger A. S. Day	62,500	45,000	—	—	—	107,500
James D. Edwards	82,000	45,000	—	1,074	—	128,074
Russel L. Honoré(3)	26,000	—	—	—	—	26,000
Joia M. Johnson	65,000	45,000	—	—	—	110,000
Charles H. Ogburn	89,500	135,206	—	—	—	224,706

(1)

Represents the grant date fair value of awards calculated in accordance with Accounting Standards Codification Topic 718 “Compensation — Stock Compensation” (“ASC 718”). See Note 11 of the consolidated financial statements in Item 8 of the Company’s Annual Report regarding assumptions underlying the valuation of equity awards. The stock awards were made pursuant to the terms of the Company’s Non-Employee Director Stock Plan. At December 31, 2015, the aggregate number of stock option awards outstanding for each non-employee director was as follows: Dr. Benson 21,000; Mr. Crawford 21,000; and Mr. Edwards 21,000.

(2)	Preferential earnings from the Crawford & Company Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

(3)	Did not stand for reelection at the 2015 Annual Meeting.

Stock Ownership Guidelines for Non-Employee Directors

The Compensation Committee has approved stock ownership guidelines with specified equity ownership targets for non-employee members of our Board. Non-employee Board members are required to own shares in the Company equal in value to their annual cash retainer ($40,000 for 2015). All of the non-employee members of the Board are in compliance with the applicable ownership targets.

Communications with our Board and Shareholder Nominees

Individuals may communicate with our Board by sending a letter to Board of Directors, Crawford & Company, P.O. Box 4632, Atlanta, Georgia 30302. Your letter will be shared with all members of our Board and may, at the discretion of our Board, be shared with Company management, unless your letter requests otherwise. Communications that are specifically intended for non-employee directors should be addressed to “Chairman of the Board,” Board of Directors, Crawford & Company at this same address.

Any shareholder who certifies that he or she is the continuous record owner of at least one percent (1%) of either class of common stock of the Company for at least one year prior to the submission of a candidate for director and who provides a written statement that he or she intends to continue ownership of the shares through the date of the applicable annual meeting of shareholders may submit a nomination for director. The candidate must meet the qualifications stated in the Company’s by-laws and the submission must be made to the Nominating and Corporate Governance Committee at P. O. Box 4632, Atlanta, Georgia 30302, no more than 180 days and no less than 120 days prior to the anniversary date of this Proxy Statement. The Nominating and Corporate Governance Committee will review all candidates submitted by shareholders for consideration as director nominees pursuant to its general practices and the guidelines stated in its charter and the Company’s Corporate Governance Guidelines before determining whether to submit any nominee to the full Board for consideration.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation philosophy, objectives, policies and practices are focused primarily on our executive officers, with additional detail provided for each person who served as our CEO at any time in 2015, as well as our CFO and our other three most highly-compensated executive officers, as determined in accordance with applicable SEC rules and as set out in the “Summary Compensation Table” below, whom we collectively refer to as our “named executive officers.”

Overview

The fundamental philosophy of the Compensation Committee with respect to executive compensation is to ensure that our compensation programs will enable us to attract and retain key executives critical to our long-term success, through the establishment of a performance-oriented environment that rewards the achievement of both short- and long-term strategic management goals, with the attendant enhancement of shareholder value. This philosophy is implemented through the core principles of “pay for performance” and aligning management’s interests with our shareholders’ interests to support long-term value creation and to encourage an appropriate level of risk-taking behavior consistent with the Company’s long-term strategy. As a result, a significant portion of our executive officers’ compensation opportunity is “at-risk pay” with actual payments dependent upon Company and individual performance. The Compensation Committee regularly reviews our compensation programs to ensure continued alignment with the underlying philosophy and principles, and makes adjustments as appropriate to accomplish these objectives.

For 2015, the Compensation Committee worked with its independent compensation consultant, described in more detail below, to develop and analyze comparative data on executive compensation with a goal of setting and maintaining total executive compensation at levels competitive to compensation paid to executives in similar positions within our comparator companies (described below). However, in determining this level, the Compensation Committee acknowledged that, as a result of the significant at-risk components of compensation described in more detail elsewhere in this discussion and analysis, actual payouts may be significantly above or below this level based on actual performance when compared to target performance.

In executing its role with respect to compensation matters, the Compensation Committee considers a variety of factors from time to time, including recommendations from senior executive officers and any compensation consultants, both described below, the recent historical and expected performance of the individual executive officer, the Company’s historical and expected financial results and shareholder return, cumulative compensation history (to the extent that it impacts pay receivable currently and in the future), internal pay equity and the appropriate level of risk-taking, all as described below.

Elements of Compensation

In the implementation of the Compensation Committee’s compensation philosophy, there are generally three key elements used in the Company’s executive compensation program: (1) base salary, (2) an annual cash incentive opportunity and (3) equity incentive awards, including a long-term performance-based equity incentive opportunity. In addition, from time to time when circumstances merit an award, the Compensation Committee may make discretionary cash bonus awards. As described below, in some instances and for some executives, other types of compensation can form the basis for a substantial portion of overall potential compensation; in some instances, the Compensation Committee may adjust these key elements for such persons in light of their overall potential compensation.

The Compensation Committee views base salary as a set reward for individual job performance and merit, which is benchmarked to the individual’s responsibility, talent and expertise, and is set at a level to provide an appropriate amount of financial certainty. Annual cash incentive opportunities are designed to incentivize toward, and reward achievement of, specified goals typically set and measured on an annual basis, and to provide market competitive total cash compensation when target level goals are met, on a Company-wide or business unit level, as applicable. Annual cash incentives are also designed to align compensation with the interests of shareholders and to pay meaningful cash awards when actual results meet or exceed target results. Long-term incentives are designed to balance the short-term nature of other components of compensation, to reward delivery of shareholder value and to encourage employee retention. Both annual and long-term incentive opportunities are considered at-risk pay.

All other compensation generally consists of: amounts payable under other of the Company’s health, welfare and retirement benefit plans generally available to employees and benefits based on market competitive factors applicable to executives as discussed in more detail below. In addition, for David A. Isaac, the former Executive Vice President and Chief Executive Officer of the Company’s Garden City Group subsidiary, whose employment with the Company ceased on December 31, 2015, such amounts also included commission payments paid pursuant to the terms of his employment agreement. In 2015, other compensation also included severance payments to Jeffrey T. Bowman, the former President and CEO of the Company, who resigned from all positions with the Company in August 2015

The Compensation Committee generally does not, and in 2015 did not, follow a precise formula for allocating between these key elements of compensation to our executive officers. Each element of compensation generally operates independently of the other and is designed to motivate towards, and reward, a different component of behaviors and results, thus the Compensation Committee does not believe it is appropriate that payment (or lack thereof) of one element in any period generally should impact payment of any other elements except in limited circumstances. However, the Compensation Committee reviews information that compares each element of compensation, both separately and in the aggregate, to amounts paid for positions with similar duties and responsibilities at comparable or peer group companies, and believes it appropriate to target each element of compensation near the median, or midpoint, of compensation paid by such companies.

Role of the Compensation Committee and Administration of Compensation

The role of the Compensation Committee, among other responsibilities, is to:

•

annually review the Company’s goals and objectives relative to CEO and other executive officer compensation, including, as the Compensation Committee deems appropriate, consideration of the Company’s performance and relative shareholder return, the value and construct of compensation packages for comparable officers at comparable companies and the cash and other compensation paid to the Company’s executive officers in past years;

•

annually review, evaluate and update, as appropriate, the components of the Company’s executive compensation programs in view of those goals and objectives, and set compensation levels for the Company’s executive officers;

•

annually evaluate the CEO’s and the other executives’ performance in light of established goals and objectives, and approve compensation to be paid with respect to such performance, including certifying the degree of achievement of performance goals under the terms of performance-based compensation programs;

•

review and make recommendations to the Board of Directors regarding the approval and adoption of, and any amendments to, the Company’s compensation plans for executives, including incentive compensation plans and equity-based plans; and

•

in light of the foregoing, consider and grant bonuses, stock options, performance share units, restricted stock and other discretionary awards, as appropriate, under the Company’s incentive compensation and equity-based plans.

As noted above, the Compensation Committee also monitors the design and administration of the Company’s overall incentive compensation programs to ensure that they include appropriate safeguards to avoid encouraging unnecessary or excessive risk taking by Company executives, including our named executive officers.

Role of Certain Senior Executive Officers in Executive Compensation Matters

Our executive officers also play an important role with respect to the setting and determination of the annual cash portion of executive compensation, including base salary and any annual cash incentive compensation opportunities. Certain of the Company’s most senior executive officers make recommendations to our Compensation Committee with respect to the setting of performance goals for executive officers (other than their own) under our incentive compensation plans and the assessment of the individual performance of other executive officers who are direct reports to such officers. As a result of regular interaction, the Compensation Committee believes these senior executive officers are best able to provide appropriate personal insight as to the performance of their direct reports as well as overall performance trends of executives of the Company. Our Compensation Committee relies, in part, on this information in connection with its overall assessment as to the adequacy and appropriateness of executive compensation as well as the compensation programs of the Company as a whole. Our Compensation Committee has the discretion to consider any such recommendations when determining overall executive compensation.

Role of Shareholder Say-on-Pay Votes and Related Considerations

The Company believes it is important to obtain the input of shareholders with respect to the overall compensation of our named executive officers. To that end, we provide shareholders an opportunity to have an advisory vote on executive compensation (the “say-on-pay vote”) every two years. We believe every other year is the appropriate timing for this vote because a significant portion of our named executive officers’ compensation opportunity is at risk over a multi-year vesting period. Full implementation and execution of our compensation philosophy and programs, and evidence thereof, is often a multi-year process. We believe a vote every two years helps ensure proper visibility into our longer term results and creation of shareholder value, and associated compensation. In addition, it helps reduce the possibility of irregular or anomalous results in any one year that may unduly impact the amount of compensation paid and, consequently, the results of a vote on such compensation.

At our 2015 Annual Meeting, approximately 99.5% of the votes cast in the say-on-pay vote were voted in favor of the compensation of our named executive officers. The Compensation Committee believes this favorable vote affirms our shareholders’ support of its approach to executive compensation and, as a result, the Compensation Committee has not made material changes to the implementation of our executive compensation philosophy. In addition to consideration given to the results of the say-on-pay vote, at various times through the year the Compensation Committee considers direct and indirect input from shareholders and other stakeholders, and more general developments in executive compensation principles, in the further development and implementation of the Company’s executive compensation philosophy, policies and practices.

Compensation Consultants

The Compensation Committee’s charter provides for the Compensation Committee to retain and terminate, in its discretion, any compensation consultant which assists in the evaluation of director, CEO or other executive compensation. The Compensation Committee has the sole authority to select such consultant and to approve the consultant’s fees and other retention terms. In 2015, the Compensation Committee engaged Pay Governance LLC to advise it on executive and general compensation matters for the Company, including the design of short- and long-term incentive compensation alternatives. Pay Governance LLC does not have a relationship with, nor did it provide any services to, the Company other than the engagement by the Compensation Committee and, taking into account the six compensation consultant independence factors adopted by the SEC to guide companies in determining the independence of compensation consultants, the Compensation Committee concluded that the work of Pay Governance LLC did not raise any conflicts of interest that are required to be disclosed and provides the Compensation Committee with objective and independent compensation advisory services. Pay Governance LLC provided the following services in 2015: executive officer competitive market compensation assessment; Board of Directors competitive market compensation assessment; independent risk assessment of compensation programs; review of annual incentive performance metrics; and consulting related to the proposed Crawford & Company 2016 Omnibus Stock and Incentive Plan.

Benchmarking

For purposes of determining 2015 compensation levels and opportunities, compensation of the Company’s executive officers was benchmarked against compensation paid for similar positions at a selected comparator group of the Company. Due to the limited number of direct competitors of the Company that are both publicly traded and in a similar line of business, the Compensation Committee worked with Pay Governance LLC to develop a custom comparator group using the following set of criteria: companies in similar industries, including, insurance, research and consulting, data processing, outsourced services, human resources and employment services; annual revenue between one-quarter to two-and-one-half times the Company’s annual revenue; market capitalization between one-quarter to five times the Company’s market capitalization; and a specified ratio of revenue to market.

The comparator group was as follows:

FTI Consulting, Inc.

TeleTech Holdings Inc.

TrueBlue, Inc.

Sykes Enterprises, Incorporated

Insperity, Inc.

Stewart Information Services Corporation

Kforce Inc.

Barrett Business Services Inc.

Epiq Systems, Inc.

CBIZ, Inc.

Meadowbrook Insurance Group, Inc.

CDI Corp.

ModusLink Global Solutions, Inc.

Fortegra Financial Corporation

Compensation and Risk Management

The Compensation Committee does not believe that our executive compensation philosophy, executed through the principles of pay for performance and aligning management and shareholder interests, encourages excessive or unnecessary risk-taking. By dividing our executives’ compensation into three key elements, or otherwise adjusting compensation opportunities based on contractually mandated payout opportunities, the Compensation Committee believes it appropriately weights the performance-based compensation our executives may earn between short-term and long-term goals. Additionally, both short-term and long-term incentive compensation award opportunities are capped at a set percentage of an executive’s applicable target award, affording protection against disproportionately large incentives. Our long-term equity compensation is generally paid in shares of the Company’s Class A Common Stock, and the Compensation Committee may provide that such awards are both earned and vested over time. We believe performance goals coupled with time-based vesting for equity awards further encourages our executives’ sustained focus on the long-term performance of the Company.

Stock Ownership Guidelines

The Compensation Committee believes long-term incentives, when coupled with our executive stock ownership guidelines, promote appropriate alignment of our executives’ interests with those of the Company’s shareholders.

The Compensation Committee has also set executive stock ownership guidelines with specified equity ownership targets for certain Board-elected officers. The CEO is required to own shares of stock of the Company equal in value to three times his annual base salary. Executive vice presidents (which includes the remainder of our named executive officers) are required to own shares of stock of the Company equal in value to two times their annual base salary. Should an executive fail to meet or show sustained progress toward meeting the applicable ownership requirement, such failure may result in any one or more of the following: a reduction or elimination in any future long-term or other equity incentive awards that such person may otherwise have been entitled to receive; an obligation to use the net after-tax proceeds of any cash incentive award paid by the Company to purchase shares of the Company’s stock; or a requirement that any cash incentive award to which such individual would otherwise be entitled be paid in shares of the Company’s stock.

As of March 15, 2016, Mr. Muress was not in compliance with the applicable ownership requirements due to a number of factors, certain of which are outside of his control, including: a decline in the Company’s share price; restrictions from time to time in place on Mr. Muress’s ability to purchase shares of the Company’s stock in the market; and, as discussed below, the failure to meet the performance criteria for LTIP awards in recent years.

The Compensation Committee is monitoring this matter and considering what, if any, actions to recommend or take.

Compensation of the Interim Chief Executive Officer

In light of the expectation that Mr. Agadi will serve as the interim President and CEO on only a short-term basis while the Board undertakes a search for a permanent replacement to Mr. Bowman, the Compensation Committee did not believe it was appropriate to enter into an employment or similar agreement with Mr. Agadi. Upon his appointment as Interim President and CEO, Mr. Agadi’s compensation was set by the Compensation Committee. His annualized base salary for 2015 was $660,000. As noted below, the Compensation Committee also determined that it was not appropriate for Mr. Agadi to be granted a short-term or long-term award opportunity for 2015. In recognition of his significant efforts in leading the organization while the search for a permanent replacement to Mr. Bowman is conducted, the Compensation Committee awarded Mr. Agadi a discretionary bonus of $90,000 for 2015.

Base Salary

For certain executive officers, including some of the named executive officers, the Company has deemed it appropriate to enter into written employment arrangements with such persons. These employment arrangements typically provide for, among other things, a minimum base salary, which was determined based on, among other things, negotiations with the applicable person and the Compensation Committee’s overall compensation philosophy discussed above, at the time of hire or the entry into such agreement, as applicable.

The Compensation Committee typically re-evaluates the base salary of the CEO on an annual basis including performing an assessment of the personal performance of the CEO during the preceding year and external circumstances which may have impacted that performance and that were not within the control of the Company or the CEO. For both establishing and re-evaluating the base salary of the CEO, the Compensation Committee also looks at market conditions, both within the Company’s industry peer group and otherwise, including competitive market data to see how the CEO’s pay level compares to that of CEOs at other companies. Based on the foregoing, Mr. Bowman’s annual base salary remained unchanged in 2015 from 2014 at $730,000.

Annual Cash Incentive Opportunity

Annual cash incentive award opportunities are intended to align our annual performance and results with the compensation paid to the persons who are most responsible for such performance, and to motivate and reward achievement of operational and strategic business goals. For 2015, the Compensation Committee approved award opportunities, granted under the Company’s short-term incentive plan (“STIP”), a component of the Crawford & Company 2007 Management Team Incentive Compensation Plan (the “Management Team Incentive Compensation Plan”), for our executive officers, including certain of our named executives. If approved at the Annual Meeting, the proposed Crawford & Company 2016 Management Team Incentive Compensation Plan will replace the Management Team Incentive Compensation Plan for STIP awards granted after such approval.

In 2015, as in prior years, the Compensation Committee determined that in light of the cash incentive compensation provisions in Mr. Isaac’s employment agreement, it was not appropriate for him to also participate in the STIP. In addition, the Compensation Committee determined that in light of the interim nature of his role and the assumption of duties in August 2015 it was not appropriate for Mr. Agadi to be granted a STIP award opportunity for 2015.

Under the STIP, each participating executive officer is provided advance goals that can, from year to year, include corporate, segment and individual targets, weighted appropriately for the executive’s position in the Company. Award payout eligibility generally requires, among other things, continued employment through the date of the actual payout. Due to the Company’s significant international operations and the fact that it reports its consolidated financial results in U.S. dollars, annual performance metrics are adjusted to eliminate the impact of any movements in exchange rates so that individuals do not benefit from or are not negatively impacted by the movement in exchange rates. Accordingly, the actual results disclosed in this discussion may not agree to our published results. Final payments pursuant to the STIP are at the discretion of the Compensation Committee.

For 2015, the Compensation Committee selected as the basis for award opportunities performance under the following metrics, which are used by management from time to time to evaluate and analyze results and the impact on the Company of strategic decision making, and which the Compensation Committee considered as important to the Company and representative of the Company’s success in operational and performance improvements:

Metric	Weight
Revenue	30%
Operating Earnings	25
Operating Margin	25
DSO (1)	20

(1)	Workdays outstanding in total billed and unbilled accounts receivable.

For each of Messrs. Bowman, Swain and Nelson, award opportunities were allocated for each of these metrics, based on the Company’s operating segments as they existed when the metrics were approved as follows:

Performance Metric	Percentage of Award Opportunity
Corporate-Wide	20%
Americas Segment	20
EMEA/AP Segment	20
Broadspire Segment	20
U.S. P&C Division (1)	15

(1)	Excludes Contractor Connection division.

In addition, 5% of the total STIP award opportunity for these individuals was allocated to the achievement of certain personal performance metrics, as described below.

Based upon his level of seniority in the Company and his specific oversight responsibilities, for 2015 the Compensation Committee determined that it was appropriate that the STIP opportunity for Mr. Muress be allocated as follows:

Performance Metric	Percentage of Award Opportunity
Corporate-Wide	15%
EMEA/AP Segment	30
UK Division	20
Europe Division	15
AP Division	10

Mr. Muress also had 10% of his total STIP award opportunity allocated to the achievement of certain personal performance metrics, as described below.

In addition to setting various performance metrics to be met, the Compensation Committee also conditioned any payout under the STIP on the Company achieving at least 80% of its internally budgeted consolidated operating earnings for the year ended December 31, 2015. Operating earnings is the primary financial performance measure used by the Company’s senior management to evaluate the financial performance of the Company’s four operating segments and make resource allocation decisions. The Company and the Compensation Committee believe this measure is useful to others in that it allows them to evaluate segment operating performance using the same criteria used by the Company’s senior management. Operating earnings will differ from net income computed in accordance with generally accepted accounting principles in the United States (“GAAP”) since operating earnings represent segment earnings before certain unallocated corporate and shared costs, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. As a result, the Compensation Committee considered it appropriate to link any payout under the STIP to the achievement of an operating earnings threshold.

As described in more detail below, the personal performance component of the STIP award opportunity was based on certain individual performance considerations generally aligned with each individual’s overall responsibilities and taken into account in the course of making overall compensation decisions.

The Compensation Committee set threshold, target and maximum award opportunities (as a percentage of 2015 annual base salary) based on achievement of each metric after taking into account market-competitive factors and any contractually mandated payout levels contained in applicable employment agreements. Target goals were derived from the Company’s 2015 internal operating plan. The STIP award opportunities (set out as a percentage of each named executive officer’s 2015 annual base salary) were as set out below:

	Threshold Award (as a percentage of salary)	Target Award (as a percentage of salary)	Maximum Award (as a percentage of salary)
Mr. Swain	0%	57.5%	115.0%
Mr. Muress	0	57.5	115.0
Mr. Nelson	0	57.5	115.0
Mr. Bowman	0	80.0	160.0

Threshold and maximum goals (other than for personal performance) were set at the percentages of the target level as set forth in the chart below. The percentages are applicable to all segments and divisions.

	Threshold Goal (as a percentage of Target)	Maximum Goal (as a percentage of Target)
Revenue	90%	110%
Operating Earnings	90	125
Operating Margin	90	135
DSO	90	110

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the corporate-wide metrics in 2015. The corporate-wide metrics did not include the results of our Legal Settlement Administration Segment.

Corporate	Threshold	Target	Maximum	Actual
Revenue	$992,401,000	$1,102,668,000	$1,212,935,000	$1,084,435,000
Operating Earnings	$69,475,000	$77,194,000	$96,493,000	$61,755,000
Operating Margin	6.3%	7.0%	9.5%	5.7%

DSO	58.3 days or less	53.0 days or less	47.7 days or less	64.3 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the Americas segment metrics in 2015.

Americas	Threshold	Target	Maximum	Actual
Revenue	$342,050,000	$380,055,000	$418,061,000	$380,287,000
Operating Earnings	$34,690,000	$38,544,000	$48,180,000	$35,548,000
Operating Margin	9.1%	10.1%	11.1%	9.3%

DSO	58.3 days or less	53.0 days or less	47.7 days or less	50.7 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the EMEA/AP segment metrics in 2015.

EMEA/AP	Threshold	Target	Maximum	Actual
Revenue	$395,564,000	$439,515,000	$483,467,000	$410,574,000
Operating Earnings	$29,260,000	$32,511,000	$40,639,000	$19,425,000
Operating Margin	6.7%	7.4%	10.0%	4.7%

DSO	85.8 days or less	78.0 days or less	70.2 days or less	83.6 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the Broadspire segment metrics in 2015.

Broadspire	Threshold	Target	Maximum	Actual
Revenue	$254,798,000	$283,099,000	$311,409,000	$293,032,000
Operating Earnings	$15,780,000	$17,533,000	$21,916,000	$24,017,000
Operating Margin	5.6%	6.2%	8.4%	8.2%

DSO	19.8 days or less	18.0 days or less	16.2 days or less	16.4 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the U.S. P&C Division metrics in 2015. The U.S. P&C Division metrics did not include the results of our Contractor Connection division.

U.S. P&C	Threshold	Target	Maximum	Actual
Revenue	$147,542,000	$163,935,000	$180,329,000	$175,493,000
Operating Earnings	$409,000	$454,000	$3,001,000	$3,504,000
Operating Margin	0.3%	0.4%	1.7%	2.0%

DSO	48.4 days or less	44.0 days or less	39.6 days or less	42.5 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the U.K. division of the EMEA/AP segment metrics in 2015.

UK	Threshold	Target	Maximum	Actual
Revenue	$185,673,000	$206,303,000	$226,933,000	$192,756,000
Operating Earnings	$13,074,000	$14,527,000	$18,159,000	$101,000
Operating Margin	6.3%	7.0%	9.5%	0.1%

DSO	70.4 days or less	64.0 days or less	57.6 days or less	73.7 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the Europe division of the EMEA/AP segment metrics in 2015.

Europe	Threshold	Target	Maximum	Actual
Revenue	$87,237,000	$96,930,000	$106,623,000	$100,266,000
Operating Earnings	$6,278,000	$6,975,000	$8,719,000	$9,547,000
Operating Margin	6.7	7.4%	10.0%	9.5%

DSO	79.2 days or less	72.0 days or less	64.8 days or less	59.9 days

The following table sets forth the threshold, target and maximum performance goals and actual performance, for each of the AP division of the EMEA/AP segment metrics in 2015.

AP	Threshold	Target	Maximum	Actual
Revenue	$98,448,000	$109,387,000	$120,326,000	$107,535,000
Operating Earnings	$8,150,000	$9,056,000	$11,320,000	$2,958,000
Operating Margin	7.5%	8.3%	11.2%	2.8%

DSO	99.0 days or less	90.0 days or less	81.0 days or less	116.0 days

STIP awards were deemed earned for a relevant metric only if actual performance exceeded the specified threshold level. If actual performance did not exceed the threshold level of any metric, no payout was made under that metric. If actual performance equaled target levels, participating executive officers were entitled to 100% of the target STIP award applicable to that metric. If actual performance for one or more metrics was between threshold and target levels, or target and maximum levels, the participating executive officers were entitled to a ratable portion of the STIP award based upon linear formulas.

The personal performance component of the STIP was measured on a scale of 1-5. The STIP award related to personal performance was deemed payable at the target level if the executive received an average rating of 3 or higher on all metrics, and any overall STIP award payable based on personal performance was prorated based on the executive’s overall average personal performance rating divided by 5. For the personal performance metric, the target was 60% of the maximum amount payable. Determination of actual performance under the personal performance component of the STIP has historically been delegated by the Compensation Committee to the Company’s President and CEO (for all officers other than the President and CEO). As a result of Mr. Agadi’s appointment as Interim President and CEO in August 2015, the personal performance component of the STIP for all eligible named executive officers was determined by him, in his discretion.

Mr. Bowman received a $177,343 STIP payment for 2015 under the terms of his separation agreement, as described below. As described elsewhere, Mr. Agadi was not eligible for a STIP award. The actual STIP payouts approved by the Compensation Committee for Messrs. Swain, Muress and Nelson are set forth below.

	Actual Award (in dollars)	Actual Award (as a percentage of salary)	Actual Award (as a percentage of target)
Mr. Swain	$93,125	23.3%	40.5%
Mr. Muress	112,942	16.7	29.0
Mr. Nelson	98,946	23.3	40.5

Mr. Isaac’s annual incentive compensation opportunity was determined pursuant to the terms of his employment agreement. Under the terms of the agreement, Mr. Isaac’s annual incentive compensation was determined by comparing the pre-tax income of GCG in the relevant performance year to the average annual pre-tax income of GCG in the preceding five years. No amount was payable if there was less than 10% growth in pre-tax income. If pre-tax income grew by at least 10%, Mr. Isaac would have been entitled to a payment of $250,000; if pre-tax income grew by at least 15%, Mr. Isaac would have been entitled to a payment of $500,000; and if pre-tax income grew by at least 20%, Mr. Isaac would have been entitled to a payment of $750,000, in each case provided he was employed by the Company on the date of the payment. Mr. Isaac’s employment with GCG ended on December 31, 2015, and thus he was not eligible for an incentive compensation payment for 2015.

Long-Term Incentive Opportunity

The Compensation Committee designed the Company’s long-term incentive compensation program with a goal of incentivizing management towards the long-term future success of the Company. For 2015, long-term incentive plan (“LTIP”) award opportunities for executive officers were granted under the terms of the

Company’s Executive Stock Bonus Plan and were payable in shares of the Company’s Class A Common Stock. With respect to certain senior executives (i.e., those potentially subject to Internal Revenue Code Section 162(m)), LTIP awards that are intended to be fully tax-deductible are also subject to the additional terms and conditions of the Management Team Incentive Compensation Plan. Final payments pursuant to LTIP awards are at the discretion of the Compensation Committee. If approved at the Annual Meeting, the proposed Crawford & Company 2016 Omnibus Stock and Incentive Plan will replace the Executive Stock Bonus Plan for LTIP awards granted after such approval.

Under the terms of the LTIP, each executive officer, other than Messrs. Agadi and Isaac, was granted an award of performance share units, 75% of which were eligible to be earned based on the adjusted earnings per share of the Company for the 2015 calendar year (the “Performance Award”), and 25% of which were eligible to be earned based on the continued employment of the executive (the “Time Vested Award”). Any earned Performance Award and the Time Vested Award vest annually over a three-year period, beginning on December 31, 2015, and provided the executive remained employed by the Company through each applicable vesting date The Compensation Committee believes performance share units are an appropriate form of award and adjusted earnings per share is an appropriate metric because they are designed to align pay with shareholder value. The multi-year vesting schedule is included to further align the executives’ interest with those of other shareholders over the long-term. The performance goals for the LTIP targets were derived from the Company’s internal strategic plan. In 2015, as in prior years, the Compensation Committee determined that in light of the various incentive compensation provisions in Mr. Isaac’s employment agreement, it was not appropriate for him to also participate in the LTIP. In addition, the Compensation Committee determined that in light of the interim nature of his role and the assumption of duties in August 2015 it was not appropriate for Mr. Agadi to be granted a LTIP award opportunity for 2015. The Threshold, Target and Maximum Performance Awards and Time Vested Awards for Messrs. Swain, Muress, Nelson and Bowman are set forth in the chart below. Although Mr. Bowman left the Company during 2015, his Time Vested Award vested in accordance with the terms of his separation agreement described below.

	Performance Award: Threshhold (shares)	Performance Award: Target (shares)	Performance Award: Maximum (shares)	Time Vested Award (shares)
Mr. Swain	22,500	45,000	67,500	15,000
Mr. Muress	18,750	37,500	56,250	12,500
Mr. Nelson	22,500	45,000	67,500	15,000
Mr. Bowman	37,500	75,000	112,500	25,000

For the Performance Awards, if the Company’s 2015 adjusted earnings per share was at least $0.58, 50% of the award of performance share units was earned. If the Company’s 2015 adjusted earnings per share was at least $0.68, the “target” level, 100% of the award of performance share units was earned. If the Company’s 2015 adjusted earnings per share was $0.78 or greater, 150% of the award of performance share units was earned. The percentage of performance share units earned were adjusted ratably for cumulative adjusted earnings per share between $0.58 and $0.78. None of these performance share units were earned if cumulative adjusted earnings per share of less than $0.58. All earned shares would vest on December 31, 2015. The Company’s 2015 adjusted earnings per share was $0.04 thus no performance share units of the Performance Awards were earned.

Under the terms of the LTIP in 2014, each executive officer, other than Mr. Agadi, was granted an award of performance share units that were eligible to be earned based on the cumulative adjusted earnings per share of the Company for the 2014-2016 calendar years. The performance goals for the LTIP targets were derived from the Company’s internal three year strategic plan.

If the Company’s 2014-2016 cumulative adjusted earnings per share is at least $3.25, 50% of the award of 2014 performance share units will be earned. If the Company’s 2014-2016 cumulative adjusted earnings per share is at least $3.50, 100% of the award of performance share units will be earned. If the Company’s 2014-2016 cumulative adjusted earnings per share is $3.75 or greater, 150% of the award of performance share units will be earned. The percentage of performance share units earned will be adjusted ratably for cumulative adjusted earnings per share between $3.25 and $3.75. None of these performance share units will be earned if cumulative adjusted earnings per share is less than $3.25. For purposes of calculating the cumulative adjusted earnings per share, the Compensation Committee capped annual operating earnings of GCG at $30,000,000. Additionally, for purposes of calculating of cumulative earnings for the 2014-2016 period, adjusted net income attributable to the Company’s shareholders is divided by the sum of Class A and Class B weighted average shares outstanding used to compute diluted earnings per share. All earned shares vest on December 31, 2016.

Our named executive officers other than Mr. Agadi were also granted similar awards of performance share units in prior years under the terms of the LTIP that were eligible to be earned based on the cumulative adjusted earnings per share of the Company for each of the 2012-2014 and 2013-2015 calendar year periods. For each of the 2012-2014 and 2013-2015 periods, the performance thresholds for the Company’s cumulative adjusted earnings per share were not met, thus none of the performance share units were earned or paid.

Other Elements of Compensation

Based on market competitive and internal factors, the Compensation Committee believes that it is appropriate that our executive officers be eligible to participate in other compensation plans offered to our employees. Mr. Swain participates in a noncontributory qualified retirement plan that was frozen as of December 31, 2002. All U.S. based named executive officers are also eligible to participate in a qualified 401(k) plan and a nonqualified supplemental executive retirement plan. Our executive officers are also offered the opportunity to participate in a similar nonqualified deferred compensation plan. Benefits under the qualified and nonqualified retirement plans are not directly tied to Company performance. Based on market competitive factors, the Company also provides life insurance benefits, automobile allowances and reimbursement of club dues for certain of our executives, including the named executive officers, as noted in the Summary Compensation Table, below. Certain of our named executive officers are also party to employment arrangements that provide severance and change-in-control protection.

For Mr. Isaac, whose employment with the Company ceased on December 31, 2015, other compensation includes commission payments paid pursuant to the terms of his employment agreement.

In 2015, in connection with his resignation from all positions with the Company in August 2015, the Company and Mr. Bowman entered into a separation agreement in the form contemplated by the employment agreement between the Company and Mr. Bowman. Pursuant thereto, Mr. Bowman agreed to certain noncompetition provisions contained therein, and to release any and all claims he may otherwise have had against the Company. As a component of that agreement and in recognition of his years of service to the Company, Mr. Bowman became entitled to receive certain payments contemplated pursuant to his employment agreement. In addition, the Company agreed to pay to Mr. Bowman his base salary through September 30, 2015, a continued car allowance and continued life insurance premiums for two years, and to accelerate the vesting of 8,333 shares of Class A Common Stock of the Company previously awarded to Mr. Bowman under the 2015 LTIP. As contemplated thereby, the Company repurchased from Mr. Bowman 500,000 shares of Class A Common Stock of the Company at a price of $6.62 per share.

Impact of Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) provides that annual compensation in excess of $1 million paid to certain executive officers is not tax deductible for the Company unless it is performance-based. It is the policy of the Compensation Committee to have incentive compensation for the Company’s named executive officers qualify for full tax deductibility for the Company to the extent feasible and consistent with our overall compensation philosophy. The Company’s Management Team Incentive Compensation Plan is designed to allow the Compensation Committee to structure short-term incentive compensation (annual incentive awards) and long-term incentive compensation (equity-based awards) under that plan so that the resulting compensation will be qualified “performance-based compensation” eligible for deductibility without limitation under Code Section 162(m). However, the Compensation Committee retains the discretion to pay appropriate compensation, even if it may result in the non-deductibility of certain amounts under federal tax law.

Summary of Cash and Certain Other Compensation

The following tables provide information concerning compensation paid to, or accrued by the Company for, our named executive officers at December 31, 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total ($)
H.V. Agadi (4)	2015	$241,154	$90,000	$—	$—	$—	$—	$60,682	$391,836
Interim President and
Chief Executive Officer
W.B. Swain	2015	415,385	—	100,500	—	93,125	4,193	12,302	625,505
Executive Vice	2014	400,000	—	411,600	—	—	45,074	23,252	879,926
President – Chief	2013	400,000	—	283,200	101,556	127,460	1,413	23,602	937,231
Financial Officer
I.V. Muress (5)	2015	677,653	—	83,750	—	112,942	—	87,170	961,495
Executive Vice	2014	719,922	—	274,400	—	—	—	92,515	1,086,837
President; Chief Executive Officer – International	2013	642,339	—	188,800	101,556	140,921	—	82,939	1,156,555
D.A. Isaac	2015	725,000	—	—	—	—	—	4,910,198	5,635,198
Executive Vice	2014	725,000	—	102,900	—	750,000	—	5,644,064	7,221,964
President; Chief Executive Officer – The Garden City Group, Inc.	2013	712,500	—	70,800	67,704	750,000	—	7,626,047	9,227,051
A.W. Nelson	2015	441,346	—	100,500	—	98,946	992	15,930	657,714
Executive Vice	2014	425,000	—	411,600	—	—	1,106	18,924	856,630
President – General Counsel; Corporate Secretary and Chief Administrative Officer	2013	425,000	—	283,200	67,704	135,184	160	18,043	929,291
J.T. Bowman (6)	2015	615,232	—	167,500	$—	177,343	7,990	1,536,211	2,504,276
Former President and	2014	730,000	—	686,000	$—	—	8,513	110,861	1,535,374
Chief Executive Officer	2013	730,000	—	472,000	135,408	318,694	1,209	110,792	1,768,103

(1)

The values of equity-based awards in this column represent the grant date fair value of the awards in accordance with ASC 718. However, pursuant to SEC rules these values are not reduced by an estimate for the probability of forfeiture. See Note 11 of the consolidated financial statements in Item 8 of the Company’s Annual Report regarding assumptions underlying the valuation of equity awards.

(2)	For 2015, represents preferential earnings from the Deferred Compensation Plan. The actuarial present value of Mr. Swain’s accumulated pension benefits decreased by $2,995 in 2015.

(3)

Represents the following amounts for 2015: (i) Mr. Agadi: $4,341 Company contribution to the 401(k) Plan; a $2,751 Company contribution to the Deferred Compensation Plan; a $4,000 automobile allowance; $49,500 in director fees; and a $91 premium payment on term life insurance ; (ii) Mr. Swain: a $4,770 Company contribution to the 401(k) Plan; a $1,987 Company contribution to the Deferred Compensation

Plan; $576 in country club dues; a $4,693 automobile allowance; and a $276 premium payment on term life insurance; (iii) Mr. Muress: a $67,765 Company contribution to the Company’s U.K. pension fund and a $19,406 automobile allowance; (iv) Mr. Isaac: $4,887,798 in commissions paid pursuant to his employment agreement, and as described in more detail below under “Employment and Change-in-Control Arrangements;” a $10,400 Company contribution to the Garden City Group LLC 401(k) Savings Plan; and a $12,000 automobile allowance; (v) Mr. Nelson: a $4,770 Company contribution to the 401(k) Plan; a $3,174 Company contribution to the Deferred Compensation Plan; $2,590 in country club dues; a $5,120 automobile allowance; and a $276 premium payment on term life insurance; and (vi) Mr. Bowman: a $4,770 Company contribution to the Crawford & Company Savings and Investment Plan (the “401(k) Plan”); a $48,876 Company contribution to the Deferred Compensation Plan; a $13,600 automobile allowance; $948 in country club dues; a $7,369 premium payment on term life insurance and a $1,460,000 severance payment.

(4)	Mr. Agadi was appointed Interim President and Chief Executive Officer in August 2015.

(5)

Compensation for Mr. Muress is paid in British pounds sterling and converted to U.S. dollars using the average exchange rate in effect for each particular year. Amounts are determined based on payments in the fiscal year of the Company, and not the fiscal year of the Company’s international subsidiaries, which may differ from the fiscal year of the Company.

(6)	Mr. Bowman resigned from all positions with the Company in August 2015.

(7)	Mr. Isaac’s employment relationship with the Company ceased on December 31, 2015.

Grant of Plan-Based Awards

The Company maintains the Executive Stock Bonus Plan under which awards of performance share units, restricted stock or stock options may be granted to specified employees of the Company. Non-equity incentive plan cash awards are paid pursuant to the Company’s STIP. The following table sets forth certain information with respect to awards granted during or for the fiscal year ended December 31, 2015 to each of our named executive officers. Mr. Agadi did not have any such outstanding awards at December 31, 2015. All equity awards are payable in shares of Class A Common Stock.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(#)	Grant Date Fair Value of Stock and Option Awards
Name and Position	Grant Date	Minimum ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. B. Swain	4/30/15	$—	$—	$—	30,000	60,000	90,000	—	—	$384,000
W. B. Swain (1)	2/09/15	—	230,000	448,500	—	—	—	—	—	—
I. V. Muress	4/30/15	—	—	—	25,000	50,000	75,000	—	—	320,000
I. V. Muress (1)	2/09/15	—	372,881	708,475	—	—	—	—	—	—
D. A. Isaac (3)	—	250,000	500,000	750,000	—	—	—	—	—	—
A. W. Nelson	4/30/15	—	—	—	30,000	60,000	90,000	—	—	384,000
A. W. Nelson (1)	2/09/15	—	244,375	476,531	—	—	—	—	—	—
J. T. Bowman	4/30/15	—	—	—	50,000	100,000	150,000	—	—	640,000
J. T. Bowman (1)	2/09/15	—	584,000	1,138,800	—	—	—	—	—	—

(1)

For the named executive officers other than Mr. Isaac, amounts represent the potential payout of awards granted under the STIP. These awards were granted subject to the attainment of certain performance targets. The performance targets and target award multiples for determining the payout are described under “Compensation Discussion and Analysis — Annual Cash Incentive Compensation.” Actual amounts paid under the plan to the named executive officers are reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)

Represents the potential number of performance share units payable under the LTIP. These awards are subject to the attainment of certain performance targets. The performance targets and target award multiples for determining the payout are described under “Compensation Discussion and Analysis — Long-Term

Incentive Opportunity.” The grant date fair value of awards granted under the plan to the named executive officers are reported in the Summary Compensation Table under the “Stock Awards” column.

(3)

Represents the potential payout of previously approved incentive awards in accordance with the terms of Mr. Isaac’s employment agreement. Actual amounts paid to Mr. Isaac are reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

Outstanding Equity Awards at December 31, 2015

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2015 of each of our named executive officers. Mr. Bowman did not have any such outstanding awards at December 31, 2015. All equity awards are payable in shares of Class A Common Stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards:: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
H. V. Agadi	—	—	—	$—	—	—	—	—		$—

W. B. Swain	18,564	18,018	—	5.08	3/27/23	—	—	5,000	(2)	25,350
	—	—	—	—	—	—	—	60,000	(1)	304,200
	—	—	—	—	—	—	—	5,000	(3)	25,350
I. V. Muress	36,582	18,018	—	5.08	3/27/23	—	—	4,617	(2)	23,408
	—	—	—	—	—	—	—	40,000	(1)	202,800
	—	—	—	—	—	—	—	4,617	(3)	21,127
D. A. Isaac	12,376		—	5.08	3/27/23	—	—	—		—

A. W. Nelson	12,376	12,012	—	5.08	3/27/23	—	—	5,000	(2)	25,350
	—	—	—	—	—	—	—	60,000	(1)	304,200
	—	—	—	—	—	—	—	5,000	(3)	25,350

(1)	Shares vest December 31, 2016, subject to satisfaction of specified cumulative performance targets for the 2014-2016 period.

(2)	Shares vest December 31, 2016.

(3)	Shares vest December 31, 2017.

(4)	Based on the per share closing price of the Company’s Class A Common Stock on the NYSE on December 31, 2015 of $5.07.

Option Exercises and Stock Vested

The following table provides information concerning stock awards vested during the most recent fiscal year with respect to the named executive officers. All such awards were exercised for shares of Class A Common Stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
H. V. Agadi	—	$—	—	$—
W. B. Swain	—	—	4,950	25,097
I. V. Muress	—	—	4,125	20,914
D. A. Isaac	—	—	—	—
A. W. Nelson	—	—	4,950	25,097
J. T. Bowman	24,752	(1,733)	8,333	42,248

Pension Benefits at December 31, 2015

The Company maintains a non-contributory retirement plan, the Crawford & Company Retirement Plan (the “Retirement Plan”), for the benefit of substantially all of the U.S. employees of the Company who were employed on or before December 31, 2002. The Retirement Plan provides for annual retirement benefits at a normal retirement age of 65 (the “Normal Retirement Age”) equal to 2% of the participant’s total compensation (as defined in the Retirement Plan) for all credited years of service under the Plan. The benefits are not affected by Social Security benefits payable to the participant; however, they are actuarially reduced for retirements before the Normal Retirement Age or if the retiree selects benefits other than an individual life-time annuity. Of our named executive officers, only Mr. Swain participates in the Retirement Plan, and he has 10 years of credited service under this plan. Effective December 31, 2002, accruals under the Retirement Plan were frozen. In place of the accruals under the now frozen Retirement Plan, the Company may make a discretionary contribution to the 401(k) Plan for eligible employees based on years of service, compensation and the Company’s financial results. The following table provides information concerning the pension benefits at December 31, 2015 with respect to the named executive officers.

Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
H. V. Agadi		—	$—	—
W. B. Swain	Crawford & Company Retirement Plan	10	208,379	—
I. V. Muress		—	—	—
D. A. Isaac		—	—	—
A. W. Nelson		—	—	—
J. T. Bowman		—	—	—

Nonqualified Deferred Compensation

The Company maintains an unfunded Supplemental Executive Retirement Plan (“SERP”) for certain executive officers to provide benefits that would otherwise be payable under the Retirement Plan and/or Defined Contribution Plan but for limitations placed on covered compensation and benefits thereunder pursuant to the Internal Revenue Code. The SERP currently allows the Company, if it elects to make a discretionary contribution to the Defined Contribution Plan for eligible employees, to also make an additional SERP service contribution to the Deferred Compensation Plan for participants in the SERP. The following table provides information concerning the nonqualified deferred compensation with respect to the named executive officers.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
H. V. Agadi	$—	$—	$3,536	$—	$80,949
W. B. Swain	40,000	9,240	23,223	59,683	550,931
I. V. Muress	—	—	—	—	—
D. A. Isaac	—	—	—	—	—
A. W. Nelson	—	8,105	3,207	—	74,096
J. T. Bowman	—	122,877	25,816	—	633,462

(1)	These amounts were also included in “Salary” for 2015 in the Summary Compensation Table.

(2)	These amounts were also reported in “All Other Compensation” for 2015 in the Summary Compensation Table.

(3)

Of these balances, the following amounts were previously reported as compensation in summary compensation tables in previous years’ proxy statements: Mr. Swain — $548,042, Mr. Nelson — $71,340 and Mr. Bowman — $559,769. This information is provided to clarify the extent to which these balances represent previously reported compensation (rather than additional, currently earned compensation).

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

The Company is party to agreements with certain of its named executive officers that contain provisions regarding employment and payments upon a change in control. In addition, the Company maintains various benefit plans that provide for accelerated vesting in the event of a termination of employment, including in connection with a change in control. These agreements and plans are summarized below.

Employment and Severance Agreements

Mr. Agadi

Due to the interim nature of his appointment, the Committee has not deemed it necessary or appropriate to enter into an employment or severance arrangement with Mr. Agadi.

Mr. Swain

On August 1, 2012, the Company entered into an employment agreement with Mr. Swain. Pursuant to the agreement, Mr. Swain is entitled to an annual base salary of at least $400,000, subject to annual review and increase by the Company’s Chief Executive Officer, and Mr. Swain is eligible to participate in the STIP and the LTIP. In addition, Mr. Swain is eligible to participate in all executive-level employee benefit plans and programs, including the provision of a Company car and payment of life insurance premiums.

In the event that Mr. Swain’s employment is terminated for reasons other than “cause,” or in the event of a “change-in-control” of the Company, which term is subject to the determination of the Company’s Chief Executive Officer, Mr. Swain will be entitled to receive: (i) eighteen months of his then-current base salary and (ii) the pro-rata amount of any bonus which would have been earned for the year in which he is terminated, provided all applicable performance conditions are met. Any payments to be made in the event of a termination without cause or in the event of a change-in-control under the agreement are subject to Mr. Swain entering into a general release of claims and executing non-competition and non-disclosure covenants in favor of the Company, among other things.

In connection with entering into the agreement, Mr. Swain also entered into a confidentiality and non-solicitation agreement in the Company’s favor. The confidentiality and non-solicitation agreement requires Mr. Swain to comply with confidentiality, non-competition, non-disclosure and non-solicitation covenants during the term of the agreement and for specified periods after the termination of his employment.

Mr. Muress

In January 2002, the Company entered into an employment agreement with Mr. Muress, which was amended in April 2006. The agreement provides for a minimum annual base salary of £295,000, inclusive of any directors’ fees payable to him and subject to increases from time to time, as well as severance and other benefits, including an automobile allowance. The employment agreement also generally provides that Mr. Muress is entitled to participate in benefit and incentive plans generally offered to the Company’s executive officers.

The employment agreement is terminable by either party with twelve months notice. If the Company terminates Mr. Muress’s employment without the requisite notice, subject to certain exceptions, Mr. Muress is entitled to receive a payment in the amount of his annual base salary at the time of the termination.

Mr. Isaac

Effective January 1, 2011, the Company entered into an employment agreement with Mr. Isaac. The employment agreement was effective through December 31, 2015. The Company notified Mr. Isaac in August 2015 that it would not renew the agreement.

The employment agreement provided for an annual base salary of at least $700,000, annual commission payments of 3.1% of GCG’s gross fee revenues, and annual and long-term incentive compensation, as well as severance and other benefits. The employment agreement also provided that Mr. Isaac was entitled to participate in benefit and incentive plans generally offered to the Company’s executive officers.

If Mr. Isaac’s employment had terminated as a result of death or disability, he would have been entitled to receive:

•	continued payment of his base salary for a period of six months;

•	continued payment of commissions based on qualifying business initiated prior to his death or disability for two years following his termination;

•	payment of a pro rata portion of his annual incentive compensation for the year of death or disability; and

•	continued payment of his annual incentive compensation for two years following his termination.

If Mr. Isaac’s employment had been terminated by Mr. Isaac for good reason (as defined in the agreement) or by the Company other than for cause (as defined in the agreement), and such termination was not within three months prior to or twelve months after a change in control (as defined in the agreement), Mr. Isaac would have been entitled to receive the following:

•	payment of his base salary, annual incentive compensation and commissions on revenue derived from qualifying business initiated prior to the termination for twelve months following termination; and

•	continuation of eligible medical benefits under COBRA for twelve months.

If Mr. Isaac had terminated his employment for good reason or the Company had terminated his employment without cause, and such termination occurred within three months prior to or twelve months after a change in control, Mr. Isaac would have been entitled to receive the same benefits described above for a period of eighteen months.

Receipt of termination payments and benefits under the employment agreement would have been conditioned on Mr. Isaac signing a general release in favor of the Company. In addition, the employment agreement contained non-competition, non-solicitation, confidentiality and other restrictive covenants applicable during his employment and for specified periods following termination of employment.

In the event that the Company had divested all (or substantially all) of its interest in GCG, Mr. Isaac would have been entitled to a special bonus payment based on 3% of the net sales price of the interest that is sold.

In the event that payments to and benefits of Mr. Isaac had been subject to the excise tax imposed on certain “parachute” payments by the Internal Revenue Code, such payments and benefits would have been reduced by the amount necessary to avoid the excise tax.

Mr. Nelson

In November 2005, the Company entered into a change-in-control and severance agreement with Mr. Nelson. This agreement provides that if Mr. Nelson’s employment is terminated in connection with a change in control or for any reason other than cause, Mr. Nelson will be entitled to the following:

•	an amount equal to his annual base salary at the time of his termination;

•	an amount equal to the pro-rata portion of any bonuses or incentives, based on actual performance, for the performance period in which the termination occurs;

•	continuation of eligible medical benefits under COBRA for eighteen months; and

•	accelerated vesting of all outstanding option awards, which will be exercisable for 90 days following the date of termination.

Payment and benefits under the agreement are subject to Mr. Nelson agreeing to mutually acceptable confidentiality, non-solicitation, cooperation and other reasonable and customary provisions in favor of the Company at the time of his termination.

Equity Incentive Plans and Awards

Unvested, earned LTIP awards issued under the Company’s Executive Stock Bonus Plan are subject to accelerated vesting in the event of an executive’s termination of employment as a result of death, disability, retirement or separation from service in connection with a change-in-control of the Company. In the event of an executive’s termination of employment as a result of death, disability or retirement, the executive’s unvested earned performance awards will continue to vest as if the executive had remained employed by the Company. In the event of an executive’s termination of employment in connection with a change-in-control of the Company, the executive’s unvested earned performance awards will vest on a pro-rata basis (based on the elapsed time of the vesting period) as of the date of such change-in-control.

Pension and Other Benefits

Upon retirement or other termination of employment, certain executive officers are entitled to pension and other retirement benefits under the Retirement Plan and SERP. See “Executive Compensation — Pension Benefits” for information about the pension and other retirement benefits payable to the named executive officers under the Retirement Plan and SERP. In addition, upon termination of employment due to disability, our executives are entitled to disability benefits under Company sponsored disability plans.

Termination and Change-in-Control Tables for 2015

The following table summarizes the compensation and other benefits that would have become payable to certain of our named executive officers assuming their employment had terminated on December 31, 2015. In addition, the table also summarizes the compensation that would become payable to these named executive officers assuming that a change in control of the Company had occurred on December 31, 2015. As a result of his resignation in August 2015, no amount would have been due to Mr. Bowman at December 31, 2015. Mr. Isaac’s employment relationship with the Company ceased on December 31, 2015, and thus he is not included in the table below.

In reviewing these tables, please note the following:

•

For stock awards, unearned performance share unit awards will be deemed earned on a pro-rata basis if the EPS targets have been reached. As of December 31, 2015, the EPS targets were not reached for the 2013-2015 and 2015 LTIP Awards, and were not yet reached for the 2014-2016 LTIP awards; therefore, no amounts are included in the table below. For additional information regarding the potential payouts, see “Compensation Discussion and Analysis — Long-term Incentive Opportunity” and “Summary Compensation Table — Grants of Plan-Based Awards.”

•	Life insurance benefits payable upon death represent the death benefit payable to the officer’s beneficiaries by the life insurance company.

•	No payment value was ascribed to presently vested and exercisable equity incentive awards, as such awards are not impacted by a separation from service or change in control.

•	All parties complied with any required notice provisions in the applicable agreement.

•	Each of the named executive officers complied with all restrictive and other covenants applicable to him.

Benefits and Payments	Change in Control	Termination Without Cause(1)	Termination for Good Reason(1)	Death(1)	Disability(1)
H. V. Agadi
Cash Severance	—	—	—	—	—
Stock Awards	—	—	—	—	—
Life Insurance	—	—	—	—	—
Disability Benefits	—	—	—	—	—

Total	—	—	—	—	—

W. B. Swain
Cash Severance	—	$600,000	—	—	—
Stock Awards	—	—	—	—	—
Life Insurance	—	—	—	$600,000	—
Disability Benefits	—	—	—	—	$1,690,500

Total	—	$600,000	—	$600,000	$1,690,500

I.V. Muress
Cash Severance	—	$677,653	—	—	—
Stock Awards	—	—	—	—	—
Life Insurance	—	—	—	$2,710,612	—
Disability Benefits	—	—	—	—	—

Total	—	$677,653	—	$2,710,612	—

A. W. Nelson
Cash Severance	—	$425,000	—	—	—
Stock Awards	—	—	—	—	—
Health Benefits	—	(2)	(2)	—	—
Life Insurance	—	—	—	$150,000	—
Disability Benefits	—	—	—	—	$1,851,500

Total	—	$425,000	—	$150,000	$1,851,500

(1)	Whether or not in connection with a change in control.

(2)	Continuation of eligible medical benefits under COBRA for eighteen months.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Company’s executive compensation programs are administered by the Compensation Committee. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                     JOIA M. JOHNSON, CHAIRPERSON

                     JESSE C. CRAWFORD

                     JAMES D. EDWARDS

                     CHARLES H. OGBURN

STOCK OWNERSHIP INFORMATION

Security Ownership of Management

The following table sets forth information, as of March 15, 2016, as to shares of Class A and Class B Common Stock beneficially owned by each current director, director nominee, each of the named executive officers, and all current directors and executive officers as a group. As of March 15, 2016, there were 30,548,075 shares of Class A Common Stock and 24,690,172 shares of Class B Common Stock outstanding.

	Amount and Nature of Beneficial Ownership(1)		Percent of Total Shares Outstanding(2)
Name	Class A	Class B	Class A	Class B
Harsha V. Agadi (3)	129,022	—	—	—
P. George Benson (4)	75,666	—	—	—
Jesse C. Crawford (5)	10,793,107	12,794,603	35.3%	51.8%
Jesse C. Crawford, Jr.	1,102,661	49,238	3.6	—
Roger A. S. Day	14,320	—	—	—
James D. Edwards (6)	75,666	2,000	—	—
D. Richard Williams	—	—	—	—
Joia M. Johnson	36,342	8,700	—	—
Charles H. Ogburn (7)	317,015	1,000	—	—
W. Bruce Swain (8)	200,745	—	—	—
Ian V. Muress (9)	192,510	—	—	—
Allen W. Nelson (10)	164,844	—	—	—
Jeffrey T. Bowman (11)	89,123	—	—	—
David A, Isaac (12)	189,430	2,038	—	—
All Directors and Executive Officers as a Group (22 persons) (13)	13,859,138	12,857,652	45.5	52.1

(1)	Except as otherwise indicated in the following footnotes, the persons possessed sole voting and dispositive power with respect to all shares set forth opposite their names.

(2)

Except where a percentage is specified, the person’s ownership represents less than 1% of the outstanding shares. Shares not outstanding which are subject to options exercisable within sixty (60) days by a named individual or persons in the group are deemed to be outstanding for the purposes of computing percentage ownership of outstanding shares owned by such individual or the group.

(3)	The shares shown as beneficially owned by Mr. Agadi include 35,487 shares of Class A Common Stock held in an account in his spouse’s name over which he shares voting and dispositive power.

(4)	Includes 21,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

(5)

Includes 21,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016. The shares of Class A Common Stock shown as beneficially owned by Mr. Crawford include 19,691 shares held in trust for his son over which he has sole voting and shared dispositive power, 929,700 shares held in the 2012 Family Trust over which his wife is trustee, but he has indirect dispositive power pursuant to a substitution power in the trust and an unaffiliated bank has the power to add charities as beneficiaries of the trust and distribute shares to any such charities, 577,679 shares held in an irrevocable trust over which his wife is trustee, and 379,921 shares owed by Crawford Partners, L.P. (“Partners”). Mr. Crawford holds 100% of the membership units of Liverpool II, LLC (“Liverpool”), which is the general partner of Partners; Mr. Crawford is also the chief executive officer of Liverpool. Each of Partners and Liverpool report sole voting and dispositive power over 379,921 shares. The address of each of Liverpool and Partners is 25 Park Place, NE, Second Floor Tower, Atlanta, Georgia 30303. See Note (1) to the table set forth under “Security Ownership of Certain Beneficial Owners” below with respect to the Class B Common Stock.

(6)	Includes 21,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

(7)	The shares shown as beneficially owned by Mr. Ogburn include 20,651 shares of Class A Common Stock held in an account in his spouse’s name over which he shares voting and dispositive power.

(8)	Includes 36,582 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

(9)	Includes 54,600 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

(10)	Includes 24,388 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

(11)	The shares of Class A Common Stock shown as beneficially owned by Mr. Bowman are held in an account in his spouse’s name.

(12)

Mr. Isaac’s shares are as of December 31, 2015 and include 24,388 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016. The shares of Class A Common Stock shown as beneficially owned include 1,464 shares over which he shares voting and dispositive power. Mr. Isaac shares voting and dispositive power with respect to the shares of Class B Common Stock shown as beneficially owned.

(13)

Includes 1,584,672 shares of Class A Common Stock and 386,950 shares of Class B Common Stock as to which voting or dispositive power is shared and 341,158 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 15, 2016.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning each person (including any “group” as the term is used in Section 13(d)(3) of the Securities Exchange Act) known to the Company to be the “beneficial owner”, as such term is defined by the rules of the SEC, of more than 5% of the outstanding shares of the Company’s Class B Common Stock as of March 15, 2016:

Name and Address	Amount and Nature of Beneficial Ownership		Percentage of Class B Shares Outstanding
Jesse C. Crawford Crawford Media Services, Inc. 6 West Druid Hills Drive, N.E. Atlanta, Georgia 30329	12,794,603	(1)	51.8%
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	1,592,311	(2)	6.4
Linda K. Crawford 57 N. Green Bay Road Lake Forest, Illinois 60045	1,459,977		5.9

(1)

Based on a Schedule 13D/A filed with the SEC by Jesse C. Crawford and Liverpool II, LLC (“Liverpool”) and Crawford Partners, L.P. (“Partners”), entities controlled by Mr. Crawford. Mr. Crawford holds 100% of the membership units of Liverpool, which is the general partner of Partners; Mr. Crawford is also the chief executive officer of Liverpool. According to said Schedule 13D/A, Mr. Crawford directly or indirectly has or can exercise sole voting and dispositive power over the shares. Each of Partners and Liverpool report sole voting and dispositive power over 10,466,931 of the above-reported shares. The address of each of

Liverpool and Partners is 25 Park Place, NE, Second Floor Tower, Atlanta, Georgia 30303. The amount also includes 384,912 shares held in a family trust over which Mr. Crawford has sole voting and dispositive power as trustee.

(2)

Based upon a Schedule 13G filed with the SEC by BlackRock, Inc. on January 26, 2016. According thereto, BlackRock, Inc. has sole voting power with respect to 1,551,696 of the shares and sole dispositive power over all such shares.

INFORMATION WITH RESPECT TO CERTAIN BUSINESS RELATIONSHIPS AND

RELATED TRANSACTIONS

For information on the Company’s related party transactions policy, please refer to the Audit Committee discussion under “Standing Committees and Attendance at Board and Committee Meetings,” above. As contemplated by the separation agreement with Mr. Bowman, described above, on September 28, 2015, the Company repurchased from Mr. Bowman 500,000 shares of Class A Common Stock of the Company at a price of $6.62 per share. There were no other material related party transactions during 2015.

EQUITY COMPENSATION PLANS

The following table sets forth certain information concerning securities authorized for issuance under equity compensation plans as of December 31, 2015. Only the Company’s Class A Common Stock is authorized for issuance under these plans. All of the Company’s equity compensation plans have been approved by the Company’s shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,134,759	(1)	$5.19	(2)	10,353.148	(3)

(1)

Shares issuable pursuant to outstanding options under the Company’s stock option plans (517,894 shares), the Employee Stock Purchase Plan, as amended (109,644 shares), and the U.K. ShareSave Scheme (507,221 shares).

(2)	Includes exercise prices for outstanding options under the Company’s stock option plans, the Employee Stock Purchase Plan, and the U.K. ShareSave Scheme.

(3)

Represents shares which may be issued under the Employee Stock Purchase Plan, as amended (209,843 shares), the Executive Stock Bonus Plan (7,966,376 shares), the Non-Employee Director Stock Plan (968,443 shares), the U.K ShareSave Scheme (256,304 shares) and the International Employee Stock Purchase Plan (952,182 shares). Excludes all share grants that were unearned at December 31, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and greater than ten percent (10%) beneficial owners of the Company’s equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of such equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports are required, the Company believes that, during the year ended December 31, 2015, all of its officers, directors and greater than ten percent beneficial owners complied with all applicable filing requirements, except for one Form 4 relating to a single transaction, which was inadvertently filed late on behalf of Danielle Lisenbey.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Ms. Johnson as Chairperson and Messrs. Crawford, Ogburn and Edwards. None of the foregoing individuals are or have been in the past officers or employees of the Company. None of the members of the Compensation Committee serve as members of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Compensation Committee.

PROPOSAL 2 — APPROVAL OF CRAWFORD & COMPANY 2016 OMNIBUS STOCK AND INCENTIVE PLAN

General

On February 9, 2016, at the recommendation of the Compensation Committee, the Board of Directors adopted the Crawford & Company 2016 Omnibus Stock and Incentive Plan in the form attached as Appendix A hereto and incorporated by reference herein (the “Omnibus Stock and Incentive Plan”), subject to the approval of the shareholders at the Annual Meeting.

The Omnibus Stock and Incentive Plan would replace the Crawford & Company Executive Stock Bonus Plan (the “Executive Stock Bonus Plan”) which will expire upon its terms on May 3, 2017, after which no further awards thereunder would be permitted.

Upon approval of the Omnibus Stock and Incentive Plan by the shareholders, no new awards would be granted under the Executive Stock Bonus Plan; however, awards granted under the Executive Stock Bonus Plan prior to shareholder approval of the Omnibus Stock and Incentive Plan will remain outstanding in accordance with their terms, and would be settled from shares of Common Stock previously authorized for issuance under the Executive Stock Bonus Plan.

The purpose of the Omnibus Stock and Incentive Plan is to align the long-term financial interests of selected Company employees and other service providers with those of the Company’s shareholders. The Plan is designed to enable the Company to attract and retain such individuals by providing competitive compensation opportunities and incentives for contributing significantly to the Company’s long-term performance and growth. The Board of Directors recommends shareholder approval of the Omnibus Stock and Incentive Plan so that the Company may continue to provide such incentives.

Individuals eligible to receive awards and grants under the Omnibus Stock and Incentive Plan include employees and other service providers such as consultants and advisors as determined by the Compensation Committee The Omnibus Stock and Incentive Plan would authorize grants of nonqualified stock options, incentive stock options, stock appreciation rights, stock awards including restricted stock, restricted stock units, deferred stock, stock payments and other stock-based awards, including awards that are performance-based (collectively, “stock awards”). Awards may be settled in cash or stock.

We are requesting that 6,500,000 shares of our Class A Common Stock be authorized for issuance under the Omnibus Stock and Incentive Plan. No shares previously authorized for issuance under the Executive Stock Bonus Plan will transfer or otherwise become available under the Omnibus Stock and Incentive Plan.

As of March 15, 2016, the closing price of a share of our Class A Common Stock on the NYSE was $5.58.

New Plan Benefits

Following shareholder approval, grants under the Omnibus Stock and Incentive Plan would be made to eligible participants, including our executive officers and other employees and service providers, at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Omnibus Stock and Incentive Plan will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates and actual performance against performance goals established with respect to performance-based awards.

Consequently, it is not possible to determine at this time the benefits that might be received by participants receiving awards under the Omnibus Stock and Incentive Plan. Information regarding our recent practices with respect to incentive awards under the Company’s current programs is presented in the “Summary Compensation Table” and the “Grant of Plan-Based Awards Table”, and in the text accompanying those tables, and the Compensation Discussion and Analysis in this Proxy Statement. The Company is not obligated to make any future grants of awards under the Omnibus Stock and Incentive Plan.

Summary of the 2016 Omnibus Stock and Incentive Plan

A summary of the principal features of the Omnibus Stock and Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Omnibus Stock and Incentive Plan that is attached as Appendix A to this Proxy Statement and incorporated by reference herein.

Shares Available for Issuance

The Omnibus Stock and Incentive Plan authorizes issuance of up to 6,500,000 shares of the Company’s Class A Common Stock. If any stock award granted under the Omnibus Stock and Incentive Plan expires or is cancelled, forfeited or otherwise terminated, without shares having been delivered, the shares covered by such stock award would again be available for use under the Omnibus Stock and Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

Certain additional information concerning securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2015, is presented in the “Equity Compensation Plans” section of this Proxy Statement.

Administration and Eligibility

The Omnibus Stock and Incentive Plan is administered by our Compensation Committee. To the extent required for employees covered by Section 162(m) of the Code, the plan administrator consists of an independent committee of the Board that complies with the applicable requirements of Code Section 162(m) and Section 16 of the Exchange Act.

The Compensation Committee, in its sole discretion, determines which employees and service providers are eligible to receive awards under the Omnibus Stock and Incentive Plan. In addition, the Compensation Committee interprets the Omnibus Stock and Incentive Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the Omnibus Stock and Incentive Plan or any awards granted under the Omnibus Stock and Incentive Plan as it deems appropriate.

Award Limits

No more than 1,000,000 shares of Common Stock, in the aggregate, may be granted as incentive stock options under the Omnibus Stock and Incentive Plan.

Additionally, in any calendar year, the following limits apply to awards to any individual participant under the Omnibus Stock and Incentive Plan:

•	No more than 250,000 shares of Common Stock subject to options and stock appreciation rights (‘SAR”) may be granted to any one participant;

•	No more than 250,000 shares of Common Stock not conditioned on performance criteria may be granted to any one participant; and

•	No more than 250,000 shares of Common Stock conditioned on performance criteria may be granted to any one participant.

Types of Awards

All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to such limitations as provided in the Omnibus Stock and Incentive Plan. The following types of awards may be made under the Omnibus Stock and Incentive Plan.

Restricted Stock. A restricted stock award under the Omnibus Stock and Incentive Plan is an award of outstanding shares of the Company’s Class A Common Stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Compensation Committee, and which may be forfeited if conditions to vesting are not met. Participants may be awarded dividends or dividend equivalents, as determined by the Compensation Committee in its sole discretion, on the shares subject to their award.

Deferred Stock. A deferred stock award under the Omnibus Stock and Incentive Plan is an unfunded, unsecured promise to deliver shares of the Company’s Class A Common Stock to the participant in the future, if the participant satisfies the conditions to vesting, as determined by the Compensation Committee.

Stock Units. A stock unit under the Omnibus Stock and Incentive Plan is an award denominated in shares of the Company’s Class A Common Stock that may be settled either in shares or cash, subject to terms and conditions determined by the Compensation Committee.

Nonqualified Stock Options. An award of a nonqualified stock option under the Omnibus Stock and Incentive Plan grants a participant the right to purchase, after a vesting period, a certain number of shares of the Company’s Class A Common Stock during a specified term in the future at an exercise price equal to at least 100% of the fair market value of the Common Stock on the grant date. The term of a nonqualified stock option may not exceed 10 years from the date of grant. The exercise price may be paid with cash, shares of Common Stock already owned by the participant, or with a portion of the proceeds from a sale of the shares subject to the option. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

Incentive Stock Options. An incentive stock option under the Omnibus Stock and Incentive Plan is a stock option that meets the requirements of Code Section 422, which include an exercise price of no less than 100% of fair market value of the Company’s Class A Common Stock on the grant date, a term of no more than 10 years, and the grant is from a plan that has been approved by shareholders.

Stock Appreciation Rights. A SAR under the Omnibus Stock and Incentive Plan entitles the participant to receive an amount equal to the difference between the fair market value of a share of the Company’s Class A Common Stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of Common Stock on the grant date), multiplied by the number of shares subject to the SAR. Payment to a participant upon the exercise of a SAR may be in cash, shares of the Company’s Class A Common Stock or a combination of cash and shares.

Stock Payments. The Compensation Committee may issue unrestricted shares of the Company’s Class A Common Stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee determines.

Performance-Based Compensation/Code Section 162(m)

Awards granted under the Omnibus Stock and Incentive Plan may be subject to specified performance criteria. Additionally, the Omnibus Stock and Incentive Plan is designed to allow Plan awards to qualify as “performance-based compensation” that is tax-deductible without limitation under Code Section 162(m).

Code Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer and other named executive officers for proxy disclosure purposes (other than the chief financial officer). This limitation does not apply, however, to compensation that meets the requirements under Code Section 162(m) for “qualified performance-based compensation.”

In order to qualify awards under the Omnibus Stock and Incentive Plan for full tax deductibility, the shareholders are being asked to approve the material terms of the Omnibus Stock and Incentive Plan. For purposes of Code Section 162(m), the material terms of the performance goal(s) include: (1) the individuals eligible to receive the compensation; (2) a description of the business criteria on which the performance goals are based; and (3) the maximum amount of compensation that can be paid to an employee under the arrangement.

Each of these aspects of the Omnibus Stock and Incentive Plan is discussed in this proposal, and shareholder approval of this proposal constitutes approval of such material terms for purposes of the Code Section 162(m) shareholder approval requirements.

The material terms of the Omnibus Stock and Incentive Plan that the shareholders approve would provide the framework for awards under which compensation could qualify as performance-based compensation for purposes of Code Section 162(m); however, the Compensation Committee retains discretion to award and pay compensation amounts even if they may be treated as non-deductible under Code Section 162(m).

Performance goals and related terms of an award intended to qualify as performance-based compensation under Code Section 162(m) must be established during the first 90 days of the performance period, and during the first 25% of any performance period shorter than one year. The Compensation Committee must specify the amounts that may be earned corresponding to particular levels of performance.

The Omnibus Stock and Incentive Plan permits the Compensation Committee to measure performance based on one or more of the following business criteria:

•	return on stockholder equity;

•	earnings per share of Company stock;

•	net income (before or after taxes);

•	earnings before any or all of interest, taxes, minority interest, depreciation and amortization;

•	sales or revenues (including sales or revenues from specified sources within the business);

•	return on assets, capital or investment;

•	stock price;

•	total shareholder return;

•	market share;

•	cash flow (including operating cash flow and free cash flow);

•	gross or net profit margin;

•	workdays outstanding in total billed and unbilled accounts receivable;

•	economic value added;

•	achievement of cost reduction goals;

•	implementation or completion of critical transactions, projects or processes;

•	achievement of strategic goals;

•	growth and/or performance of our sales force;

•	operating service goals;

•	client satisfaction goals;

•	individual performance goals; and

•	any combination of, or a specified increase in, any of the foregoing.

The performance criteria may be based upon performance in prior periods, relative to pre-established targets or the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent that an award is not intended to qualify as performance-based compensation under Code Section 162(m), the Compensation Committee, in its sole discretion, may designate additional business criteria on which the performance criteria may be based or may adjust, modify or amend the previously mentioned business criteria. Performance criteria may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned and a level of performance at which the maximum amount of the award will be earned.

Upon completion of a performance period, the Compensation Committee will determine the level of attainment of the pre-set performance goals, and that other material requirements have been met, before any incentive award may be paid out. For awards that are intended to qualify for full tax deductibility under Code Section 162(m), the Compensation Committee retains discretion to adjust an award downward, but not upward to a level in excess of the pre-set amount earned through actual performance, in determining the final award amount.

The Compensation Committee, in its sole discretion, will make equitable adjustments to the performance criteria in recognition of unusual or non-recurring events affecting us or our financial statements, in response to changes in applicable laws or regulations, including changes in GAAP, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable. Such adjustments may be made in regard to awards intended to qualify as performance-based compensation under Code Section 162(m), however, only to the extent permitted under Code Section 162(m).

Reimbursement or Cancellation of Certain Awards

Awards granted under the Omnibus Stock and Incentive Plan may be subject to forfeiture or reimbursement by participants to the extent required by any clawback or recoupment policy as adopted by the Company from time to time.

Deferrals

The Compensation Committee may postpone the exercise of awards, or the issuance or delivery of shares or cash pursuant to any award for such periods and upon such terms and conditions as the Compensation Committee determines in its sole discretion. Notwithstanding this authority, the Compensation Committee will not postpone the exercise or delivery of shares or cash payable in respect of awards treated as deferred compensation under Code Section 409A, where such postponement would cause the imposition of additional taxes or penalties under Code Section 409A. Code Section 409A provides rules that govern the manner in which various types of compensation may be deferred and imposes taxes upon compensation that is improperly deferred or accelerated.

Adjustments

The Omnibus Stock and Incentive Plan provides that the Compensation Committee will make appropriate equitable adjustments to the maximum number of shares of Common Stock available for issuance under, and other limits stated in, the Omnibus Stock and Incentive Plan, the number of shares covered by outstanding awards, and the exercise prices and performance measures applicable to outstanding awards. These changes will be made to reflect changes in the Company’s capital structure (including a change in the number of shares of the Company’s outstanding stock) on account of any stock dividend, stock split, reverse stock split or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divesture or similar event, or to the extent necessary to prevent the enlargement or diminution of participants’ rights by reason of any such transaction or event or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders. These adjustments will be made only to the extent they conform to the requirements of applicable provisions of the Code, including without limitation Code Section 162(m) (with respect to awards intended to qualify as performance-based compensation under Code Section 162(m)) and other applicable laws and regulations. The Compensation Committee, in its sole discretion, may decline to adjust an award if it determines that the adjustment would violate applicable law or result in adverse tax consequences to the participant or the Company.

Change of Control

The Omnibus Stock and Incentive Plan provides that the Compensation Committee, in its sole discretion, may include in a participant’s award agreement special terms applicable in the event of change in control of the Company.

Amendment and Termination

The Omnibus Stock and Incentive Plan and any award agreement under the Plan may be further amended or terminated by the Board of Directors at any time, but no amendment may be made without shareholder approval if it would materially increase the number of shares of Common Stock available under the Omnibus Stock and Incentive Plan, materially expand the types of awards available under the Plan or the class of persons eligible to participate in the Plan, materially extend the term of the Plan, materially change the method of determining the exercise price of an award granted under the Plan, delete or limit the prohibition against repricing, or otherwise require approval by shareholders in order to comply with applicable law or the rules of the NYSE. Notwithstanding the foregoing, with respect to awards subject to Code Section 409A, any termination, suspension or amendment of the Omnibus Stock and Incentive Plan and any award agreement under the Plan must conform to the requirements of Code Section 409A. Except as may be required to comply with applicable tax law, no termination, suspension or amendment of the Omnibus Stock and Incentive Plan and any award agreement under the Omnibus Stock and Incentive Plan may adversely affect the right of any participant with respect to a previously granted award without the participant’s written consent.

United States Federal Income Tax Consequences

The following is a brief summary of the general United States federal income tax consequences of transactions under the Omnibus Stock and Incentive Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Each participant should refer to the actual text of the 2016 Omnibus Stock and Incentive Plan set forth in Appendix A and should consult with a tax advisor as to specific questions relating to tax consequences of participation in the 2016 Omnibus Stock and Incentive Plan.

Restricted Stock. A participant generally will not be taxed at the time of the grant of a restricted stock award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the fair market value of the shares at that time (reduced by any amount paid by the participant).

Employees may elect to be taxed at the time of grant by making an election under Code Section 83(b) within 30 days of the award date. If a restricted stock award subject to the Section 83(b) election is subsequently canceled, no deduction will be allowed for the amount previously recognized as income, and no tax previously paid will be refunded. Dividends paid to a participant on shares of an unvested restricted stock award will be taxable to the participant as ordinary income, except that, if the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted stock awards.

Deferred Stock. A participant will generally not recognize taxable income on a deferred stock award until shares subject to the award are distributed. Upon distribution, the fair market value of the shares of the Company’s Common Stock will be recognized as ordinary income. Any dividend equivalents paid on unvested deferred stock awards are taxable as ordinary income when paid to the participant.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. The Company will also be entitled to a deduction, for federal income tax purposes, on any dividend equivalent payments made to the participant.

Stock Units. Awards of stock units are treated, for federal income tax purposes, in substantially the same manner as deferred stock awards.

Nonqualified Stock Options. Generally, a participant will not recognize taxable income on the grant or vesting of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the Company’s Common Stock received on the date of exercise and the option cost (number of shares exercised multiplied by the exercise price per share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Incentive Stock Options. No taxable income is recognized by a participant on the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option in accordance with its terms and does not dispose of the shares acquired within two years after the date of the grant of the incentive stock option or within one year after the date of exercise, the participant will be entitled to treat any gain related to the exercise of the incentive stock option as capital gain (instead of ordinary income). However, the excess of the fair market value over the exercise price of the shares acquired is an item of adjustment in computing alternative minimum tax of the participant. If a participant holds the shares acquired for at least one year from the exercise date and does not sell or otherwise dispose of the shares for at least two years from the grant date, the participant’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the shares acquired. In this case, the Company will not be entitled to a deduction by reason of the grant or exercise of the incentive stock option.

If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such disqualifying disposition will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition.

Stock Appreciation Rights. Generally, a participant will not recognize taxable income upon the grant or vesting of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash -settled) or the difference between the fair market value of the Company’s Common Stock received from the exercise of the SAR and the amount, if any, paid by the participant in connection with the exercise of the SAR. The participant will recognize ordinary income upon the exercise of a SAR regardless of whether the shares of the Company’s Common Stock acquired upon the exercise of the SAR are subject to further restrictions on sale or transferability. The participant’s basis in the shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the exercise of the SAR. The participant’s holding period for shares acquired pursuant to the exercise of a SAR begins on the exercise date. Upon the exercise of a SAR, the Company will ordinarily be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Stock Payments. A participant will generally recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Withholding. To the extent required by law, the Company will withhold from any amount paid in settlement of an award amounts of withholding and other taxes due or take other action as the Company deems advisable to enable the Company and the participant to satisfy withholding and tax obligations related to any awards.

Code Section 162(m). As noted above, the Company will generally be entitled to a deduction in the same amount and at the same time that a participant realizes income. If an award to a Code Section 162(m) covered employee does not meet the performance-based compensation exception to Code Section 162(m), however, the payment will count against the $1 million limit for such participant, and the Company may not be entitled to a deduction for all or a portion of such payment.

Shareholder Approval

In order to be effective, the Omnibus Stock and Incentive Plan must be approved by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. Any shares that are not voted will have no impact on the outcome of the vote. Unless otherwise instructed, the Proxy Committee will vote proxies held by them FOR the approval of the Omnibus Stock and Incentive Plan.

In the event shareholders do not approve the proposed Omnibus Stock and Incentive Plan, awards will not be granted or paid out under the Omnibus Stock and Incentive Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan.

PROPOSAL 3 — APPROVAL OF CRAWFORD & COMPANY 2016 EMPLOYEE STOCK PURCHASE PLAN

General

On February 9, 2016, at the recommendation of the Compensation Committee, the Board of Directors adopted the Crawford & Company 2016 Employee Stock Purchase Plan in the form attached as Appendix B hereto and incorporated by reference herein (the “2016 Employee Stock Purchase Plan”), subject to the approval of the shareholders at the Annual Meeting.

The 2016 Employee Stock Purchase Plan would replace the Crawford & Company 1996 Employee Stock Purchase Plan, as amended (the “1996 ESPP”). Upon approval of the 2016 Employee Stock Purchase Plan by the shareholders, no new offerings would be made under the 1996 ESPP. Purchase rights granted under the 1996 ESPP under an offering that commenced prior to approval of the 2016 Employee Stock Purchase Plan, however, would remain outstanding in accordance with their terms. The 1996 ESPP will terminate once all shares are purchased for all outstanding purchase rights thereunder.

The 2016 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code of 1986 in order to provide the Company’s eligible employees (described below) with a convenient means of purchasing shares of the Company’s Class A Common Stock at a discount through payroll deductions.

The primary purpose of the 2016 Employee Stock Purchase Plan is to encourage stock ownership by eligible employees in the belief that such ownership will increase their interest in the success of the Company, and will provide an additional incentive for them to remain in the employ of the Company. The Board recommends that shareholders approve the 2016 Employee Stock Purchase Plan at the Annual Meeting so that the Company may continue to provide this stock ownership opportunity to our employees.

We are requesting that 1,000,000 shares of our Class A Common Stock be authorized for issuance under the 2016 Employee Stock Purchase Plan. In addition, approximately 320,000 shares previously authorized for issuance under the 1996 ESPP, but unused, would transfer and be available for issuance under the 2016 Employee Stock Purchase Plan.

As of March 15, 2016, the closing price of a share of our Class A Common Stock on the NYSE was $5.58.

New Plan Benefits

Following shareholder approval, grants of purchase rights under the 2016 Employee Stock Purchase Plan would be made to eligible employees, including our executive officers and other employees, pursuant to offerings at the discretion of the Compensation Committee and based on elective participant contributions and, accordingly, are not yet determinable. No purchase rights have been granted, and no shares of Class A Common Stock have been issued, with respect to the shares authorized under the 2016 Employee Stock Purchase Plan for which shareholder approval is sought under this proposal. In addition, benefits under the 2016 Employee Stock Purchase Plan will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates. Consequently, it is not possible to determine at this time the benefits that might be received by employees, including any named executive officer, electing to participate in the 2016 Employee Stock Purchase Plan. The Company is not obligated to make any future offerings under the 2016 Employee Stock Purchase Plan.

Summary of the 2016 Employee Stock Purchase Plan

A summary of the principal features of the 2016 Employee Stock Purchase Plan is provided below, but is qualified in its entirety by reference to the full text of the 2016 Employee Stock Purchase Plan that is attached as Appendix B to this Proxy Statement and incorporated by reference herein.

Shares Available for Issuance

If this proposal is approved by the shareholders, there will be 1,000,000 shares of Class A Common Stock of the Company reserved for issuance under the 2016 Employee Stock Purchase Plan. Shares reserved but not delivered to or for participants under the 1996 ESPP (approximately 320,000 as of February 9, 2016) will transfer and be available for issuance under the 2016 Employee Stock Purchase Plan. If any shares subject to purchase rights granted under the 2016 Employee Stock Purchase Plan are not purchased by participants, the shares covered by such purchase rights will again be available for use under the 2016 Employee Stock Purchase Plan.

Securities Authorized for Issuance under Equity Compensation Plans

For certain additional information concerning securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2015, see the “Equity Compensation Plans” section of this Proxy Statement.

Administration and Eligibility

Offerings under the 2016 Employee Stock Purchase Plan are made at the discretion of the Compensation Committee. The 2016 Employee Stock Purchase Plan is administered by a plan administrator appointed by the Compensation Committee.

Our full-time employees (generally those who work for the Company in excess of 20 hours per week and for more than five months in a calendar year) with at least 45 days of continuous employment by the Company will be eligible to participate in the 2016 Employee Stock Purchase Plan. However, an employee may not purchase shares under the 2016 Employee Stock Purchase Plan if the purchase would cause the employee to own shares of common stock representing 5% or more of the total combined voting power or value of all classes of the Company’s capital stock. Participation in the 2016 Employee Stock Purchase Plan generally ends automatically upon a participant’s termination of employment. In the event of a participant’s termination due to disability, death or retirement, he (or his beneficiary) has certain additional rights to terminate participation or acquire shares under the 2016 Employee Stock Purchase Plan. As of March 15, 2016, there are approximately 4,719 Company employees who would be eligible for the 2016 Employee Stock Purchase Plan.

Purchase of Shares

The 2016 Employee Stock Purchase Plan permits participants to authorize at least $240 and no more than $21,000 for the purchase of Class A Common Stock during a purchase period through payroll deductions. In no event will a participant be allowed to purchase in any calendar year more than $25,000 in shares based on the share price on the first day of the purchase period. The Company uses the dollar amounts that it deducts and accumulates on behalf of each participant to purchase shares of Class A Common Stock reserved for issuance under the 2016 Employee Stock Purchase Plan at the end of each purchase period. Under the 2016 Employee Stock Purchase Plan, the Compensation Committee may determine the duration and frequency of each purchase period. The Company intends generally to operate the 2016 Employee Stock Purchase Plan using 30-day offering periods before the beginning of a 12-month purchase period.

Purchase Price of Shares

The price of shares purchased under the 2016 Employee Stock Purchase Plan is generally 85% of the lower of the closing price of our Class A Common Stock on the New York Stock Exchange on the first day of the purchase period or on the purchase date. Unless a participant voluntarily exercises only a part of their option to acquire shares or withdraws from the 2016 Employee Stock Purchase Plan, the Class A Common Stock will be purchased on the last day of the applicable purchase period and the participant’s account will be debited in an amount equal to the price per purchased share, multiplied by the number of shares purchased. Participants may end their participation in the 2016 Employee Stock Purchase Plan at any time. Upon termination of participation, the participant’s payroll contributions will cease and the participant will be paid his or her accumulated payroll deductions to date without interest. Any amounts remaining in the participant’s account after exercise of the purchase right will be refunded to the participant.

Transferability

Rights granted under the 2016 Employee Stock Purchase Plan are not transferable by a participant other than upon the death of the participant.

Adjustments

The 2016 Employee Stock Purchase Plan provides that the Board will make appropriate equitable adjustments to the maximum number of shares of Common Stock available for issuance under, and other limits stated in, the 2016 Employee Stock Purchase Plan, including the number of shares covered by outstanding purchase rights, and the exercise prices applicable to outstanding purchase rights. These changes will be made to reflect changes in the Company’s capital structure on account of any stock dividend, stock split, or any similar equity restructuring. These adjustments will be made only to the extent they conform to the requirements of applicable provisions of the Code, including without limitation Code Section 424(a) and other applicable laws and regulations.

Amendment and Termination

The Board has the authority to amend or terminate the 2016 Employee Stock Purchase Plan at any time for any reason.

United States Federal Income Tax Consequences

The following is a brief summary of the general Untied States federal income tax consequences of transactions under the 2016 Employee Stock Purchase Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Each participant should refer to the actual text of the 2016 Employee Stock Purchase Plan set forth in Appendix B and should consult with a tax advisor as to specific questions relating to tax consequences of participation in the 2016 Employee Stock Purchase Plan.

Tax Consequences for Employees. No taxable income will be recognized by a participant upon enrolling in the 2016 Employee Stock Purchase Plan or as a result of the grant or exercise of the purchase rights issued under the 2016 Employee Stock Purchase Plan. Taxable income will not be recognized until there is a sale or other disposition of the shares purchased under the 2016 Employee Stock Purchase Plan or in the event a participant should die while still owning any shares purchased under the 2016 Employee Stock Purchase Plan.

If a participant holds the shares for both one year or more after the purchase date and two years or more after the offering date (referred to as the Code Section 423 holding period), or if the participant dies while owning the shares, the participant will generally recognize ordinary income upon the sale or other disposition of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% of the fair market value of the shares on the offering date, whichever is less. Any additional gain will be taxed as long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, and the participant will have a long-term capital loss for the difference between the purchase price and the sale price.

Otherwise, if a participant sells or otherwise disposes of the shares before the end of the Code Section 423 holding period, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the purchase date (in this case, the 15% discount on the purchase price). The difference between the sale price and the fair market value on the purchase date will be a capital gain or loss, which will be long-term if the shares have been held for more than one year.

Tax Consequences for the Company. The Company is not allowed a deduction for federal income tax purposes in connection with the grant or exercise of the right to purchase common shares under the 2016 Employee Stock Purchase Plan, provided there is no disposition of shares by a participant before the end of the

Code Section 423 holding period. If a disposition occurs before the end of the Code Section 423 holding period, the Company will be entitled to a deduction in the same amount and at the same time that the participant realizes ordinary income.

Shareholder Approval

In order to be effective, the 2016 Employee Stock Purchase Plan must be approved by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. Any shares that are not voted will have no impact on the outcome of the vote. Unless otherwise instructed, the Proxy Committee will vote proxies held by them FOR the approval of the 2016 Employee Stock Purchase Plan.

In the event shareholders do not approve the 2016 Employee Stock Purchase Plan, no offering will be made and purchase rights will not be granted or paid out under the 2016 Employee Stock Purchase Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the Crawford & Company 2016 Employee Stock Purchase Plan.

PROPOSAL 4 — APPROVAL OF CRAWFORD & COMPANY 2016 MANAGEMENT TEAM INCENTIVE COMPENSATION PLAN

General

On February 9, 2016, at the recommendation of the Compensation Committee, the Board of Directors adopted the Crawford & Company 2016 Management Team Incentive Compensation Plan in the form attached as Appendix C hereto and incorporated by reference herein (the “Incentive Compensation Plan”), subject to shareholder approval at the Annual Meeting.

The proposed Incentive Compensation Plan is designed to allow awards under certain compensation programs of the Company to qualify as “performance-based compensation” that is tax-deductible without limitation under Section 162(m) of the Code. The Board of Directors recommends shareholder approval of the Incentive Compensation Plan to update and replace the Crawford & Company 2007 Management Team Incentive Compensation Plan, as amended (the “2007 Plan”). Upon approval of the Incentive Compensation Plan by the shareholders, the 2007 Plan would terminate.

Code Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer and other named executive officers for proxy disclosure purposes (other than the chief financial officer). This limitation does not apply, however, to compensation that meets the requirements under Code Section 162(m) for “qualified performance-based compensation.”

As discussed in the “Compensation Discussion and Analysis” Section of this Proxy Statement, our executive compensation philosophy is based on pay for performance and alignment of management’s interests with our shareholders’ interests. The Incentive Compensation Plan is designed to allow the Company to structure awards under its STIP so that the resulting compensation would be qualified performance-based compensation deductible for income tax purposes without regard to the limitations under Code Section 162(m).

In order to qualify compensation under the STIP for full tax deductibility, the shareholders are being asked to approve the material terms of the Incentive Compensation Plan. For purposes of Code Section 162(m), the material terms of the performance goal(s) include: (1) the employees eligible to receive the compensation; (2) the description of the business criteria on which the performance goals are based; and (3) the maximum amount of compensation that can be paid to an employee under the arrangement. Each of these aspects of the Incentive Compensation Plan is discussed below, and shareholder approval of this proposal constitutes approval of such material terms for purposes of the Code Section 162(m) shareholder approval requirements.

The material terms of the Incentive Compensation Plan that the shareholders approve would provide the framework for awards under which compensation provided by the Company could qualify as performance-based compensation for purposes of Code Section 162(m); however, the Compensation Committee retains discretion to award and pay compensation amounts even if they may be treated as non-deductible under Code Section 162(m).

New Plan Benefits

Awards under the Incentive Compensation Plan will be granted in the discretion of the Compensation Committee and, accordingly, recipients and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to incentive awards under the current programs is presented in the “Summary Compensation Table” and the “Grant of Plan-Based Awards Table”, and in the text accompanying those tables and the Compensation Discussion and Analysis in this Proxy Statement. The Company is not obligated to make any future grants of awards under the Incentive Compensation Plan.

Summary of the Incentive Compensation Plan

A summary of the principal features of the Incentive Compensation Plan is provided below, but is qualified in its entirety by reference to the full text of the Incentive Compensation Plan that is attached as Appendix C to this Proxy Statement and incorporated by reference herein.

Administration and Eligibility

The Incentive Compensation Plan authorizes the Compensation Committee to select participants, designate performance periods, authorize performance awards that may be earned by achievement of performance goals during the performance periods, and set the other terms of performance awards. Employees of the Company and its subsidiaries and affiliates who are or may become executive officers covered by Code Section 162(m) are eligible for selection for participation in the Incentive Compensation Plan. Currently, we have ten employees who are or may become such named executive officers who have been selected for participation in the Incentive Compensation Plan.

Award Limits

A participant may potentially earn incentive compensation from awards made under the terms of the Incentive Compensation Plan up to an annual limit of $10 million in any calendar year.

Performance-Based Compensation/Code Section 162(m)

Performance goals and related terms of an award intended to qualify as performance-based compensation under Code Section 162(m) must be established during the first 90 days of the performance period, and during the first 25% of any performance period shorter than one year. The Compensation Committee must specify the amounts that may be earned corresponding to particular levels of performance. The Incentive Compensation Plan permits the Compensation Committee to measure performance based on one or more of the following business criteria:

•	return on stockholder equity;

•	earnings per share of Company stock;

•	net income (before or after taxes);

•	earnings before any or all of interest, taxes, minority interest, depreciation and amortization;

•	sales or revenues (including sales or revenues from specified sources within the business);

•	return on assets, capital or investment;

•	stock price;

•	total shareholder return;

•	market share;

•	cash flow (including operating cash flow and free cash flow);

•	gross or net profit margin;

•	workdays outstanding in total billed and unbilled accounts receivable;

•	economic value added;

•	achievement of cost reduction goals;

•	implementation or completion of critical transactions, projects or processes;

•	achievement of strategic goals;

•	growth and/or performance of the Company’s sales force;

•	operating service goals;

•	client satisfaction goals;

•	individual performance goals; and

•	any combination of, or a specified increase in, any of the foregoing.

The Compensation Committee may designate other performance criteria with respect to any awards that are not intended to qualify as performance-based compensation under Code Section 162(m). The Compensation

Committee retains discretion to set the level of performance with respect to any business criteria that will determine the amount earned under a performance award. Performance may be measured in absolute terms, as a goal relative to performance in prior periods (for example, growth in the performance measure over the prior year), or as a goal compared to the performance of one or more other entities or an index covering multiple companies or an industry.

Upon completion of a performance period, the Compensation Committee will determine the level of attainment of the pre-set performance goals, and that other material requirements have been met, before any incentive award may be paid out. For awards that are intended to qualify for full tax deductibility under Code Section 162(m), the Compensation Committee retains discretion to adjust an award downward, but not upward to a level in excess of the pre-set amount earned through actual performance, in determining the final award amount.

Reimbursement or Cancellation of Certain Awards

Awards granted under the Incentive Compensation Plan may be subject to forfeiture or reimbursement by participants to the extent required by any clawback or recoupment policy as adopted by the Company from time to time.

Amendment and Termination

The Board has authority to amend, alter, suspend, or terminate the Incentive Compensation Plan, but an amendment or modification must be approved by shareholders if such approval is required to preserve the qualification of the Incentive Compensation Plan for purposes of Code Section 162(m).

United States Federal Income Tax Consequences

Payment to a participant of an award generally will result in recognition by the participant of ordinary income for federal income tax purposes. The Compensation Committee may permit a participant to elect to defer settlement, or may impose a deferral period beyond the date on which the risk of forfeiture of the award lapses, which generally would delay taxation. Deferred awards generally would be subject to additional requirements under Code Section 409A. The Company will generally be entitled to a deduction in the same amount and at the same time that a participant realizes income. If an award to a Code Section 162(m) covered employee does not meet the performance-based compensation exception to Code Section 162(m), however, the payment will count against the $1 million limit for such participant and the Company may not be entitled to a deduction for all or a portion of such payment.

Shareholder Approval

In order to be effective, the Incentive Compensation Plan must be approved by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. Any shares that are not voted will have no impact on the outcome of the vote. Unless otherwise instructed, the Proxy Committee will vote proxies held by them FOR the approval of the Incentive Compensation Plan.

In the event shareholders do not approve the proposed Incentive Compensation Plan, incentive awards will not be made under the terms of the Incentive Compensation Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan.

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO THE CRAWFORD & COMPANY NON-EMPLOYEE DIRECTOR STOCK PLAN

General

On February 9, 2016, at the recommendation of the Compensation Committee, the Board approved an amendment to the Crawford & Company Non-Employee Director Stock Plan (the “Director Plan”) to remove annual award limitations, subject to the approval of the shareholders at the Annual Meeting. The Director Plan was initially adopted by the Board of Directors, and approved by the Company’s shareholders, effective as of May 5, 2009.

The Director Plan provides for grants of restricted stock and stock options for shares of the Company’s Class A Common Stock to the non-employee members of the Board of Directors of the Company. The purpose of the Director Plan is to encourage stock ownership in the Company by non-employee directors, and to tie a portion of the non-employee directors’ compensation directly to shareholder value.

Under the Director Plan, awards of restricted stock or stock options are made to the non-employee directors of the Company each year. There currently are 8 non-employee directors. Benefits under the Director Plan will depend on a number of factors, including the size of awards to a non-employee director and the fair market value of the Company’s Common Stock on future dates.

Under the proposed amendment to the Director Plan, limits on the number of shares of restricted stock or options to acquire stock that may be awarded annually would be removed from the Director Plan.

As of March 15, 2016, the closing price of a share of our Class A Common Stock on the NYSE was $5.58.

Summary of the Non-Employee Director Stock Plan

A summary of the principal features of the Non-Employee Director Stock Plan is provided below, but is qualified in its entirety by reference to the full text of the Director Plan that is attached as Appendix D to this Proxy Statement and incorporated by reference herein (which Plan document does not give effect to the proposed amendment).

Administration

The Director Plan is administered by the Compensation Committee. The Compensation Committee must consist of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Compensation Committee has complete discretionary authority to interpret and administer the Director Plan. The Board of Directors has authority to amend the Director Plan.

Shares Available for Issuance

A total of 1,500,000 shares of the Company’s Class A Common Stock are reserved for issuance under the Director Plan, as previously approved by the shareholders. Any shares of stock subject to awards under the Director Plan that expire or are cancelled, forfeited or otherwise terminated, without shares having been delivered, would again be available for use under the Director Plan.

Awards Under the Director Plan

The Board of Directors has the authority to determine awards made under the Director Plan. The following types of awards may be made under the Director Plan.

Restricted Stock. A share of restricted stock is a share of Class A Common Stock subject to restrictions on vesting. A grant of restricted stock will be evidenced by an award agreement, which will state the number of shares of restricted stock granted, and the conditions under which the non-employee director’s interest in the underlying Class A Common Stock will become vested. Cash dividends will be paid directly to the non-employee director holding the restricted stock, at the same time as dividends are paid to Company shareholders.

Stock Options. A stock option confers upon an option holder the right to purchase Class A Common Stock at a specified price, subject to such restrictions on vesting as the Board may determine. A stock option grant will be evidenced by an award agreement stating the terms and conditions under which the option will vest and be exercisable. In general, the Director Plan authorizes awards of options with a term of ten years, and no option will have an exercise price less than 100% of the fair market value of the Company’s Class A Common Stock as of the grant date.

Vesting

The vesting conditions for awards are established by the Board of Directors at the time of grant. Unless otherwise specified by the Board, each grant of restricted stock vests on the January 1 following the date of grant.

Non-Transferability

Awards are not transferable except by will or the laws of descent and distribution. During the non-employee director’s lifetime, awards may be exercised only by the director.

Adjustments

If there is a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or similar event, then appropriate adjustments will be made by the Compensation Committee to the number and kind of shares available for issuance as awards and to the number and kind of shares allocated to unvested or unexercised awards granted prior to such change.

Corporate Transactions

Unless otherwise provided in an award agreement, upon the consummation of (a) dissolution or liquidation of the Company, (b) a sale of all or substantially all of the assets of the Company, (c) a reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving or resulting corporation, or (d) a reverse merger in which the Company is the surviving corporation but the shares of Class A Common Stock outstanding immediately prior to the merger are converted by virtue of the merger to other property, any award granted prior to any such event will vest in full.

Term of Plan

The Plan will continue for a period of 10 years from the date of its original adoption on May 5, 2009, unless it is earlier terminated by the Board.

United States Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of participation in the Director Plan, based on current United States federal income tax law. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Restricted Stock. A non-employee director generally will not be subject to income tax upon the grant of restricted stock. When the restricted stock vests, the non-employee director will recognize ordinary income in an amount equal to the fair market value of the Class A Common Stock underlying the restricted stock award on the date of vesting. If the restricted stock is forfeited, the non-employee director will recognize no income. Any cash dividends paid on restricted stock will be taxed as ordinary income in the year the cash dividend is received.

A non-employee director may elect under Code Section 83(b), no later than 30 days after the date of grant, to recognize the fair market value of the shares of restricted stock as ordinary income at the time the restricted stock award is granted. A non-employee director who makes such an election will not recognize ordinary income when the restricted stock award vests, but if the restricted stock award is subsequently forfeited, the non-employee director will not be allowed a deduction and no tax previously paid will be refunded. Further, if the non-employee director makes such an election, any dividend paid on restricted stock will be taxed as dividend income in the tax year that the dividend is received.

The Company will ordinarily be entitled to a deduction equal to the amount the non-employee director includes in his or her ordinary income in the year of such inclusion. Unless a non-employee director has made a Code Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted stock awards.

Stock Options. Generally, a non-employee director will not recognize taxable income on the grant of a stock option. Upon the exercise of a stock option, the non-employee director will recognize ordinary income in an amount equal to the difference between the fair market value of the Company’s Common Stock received on the date of the exercise and the option cost (number of shares exercised multiplied by the exercise price per share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the non-employee director upon exercise.

Shareholder Approval

In order to be effective, the proposed amendment to the Director Plan must be approved by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. Any shares that are not voted will have no impact on the outcome of the vote on the Director Plan. Unless otherwise instructed, the Proxy Committee will vote proxies held by them FOR the proposed amendment to the Director Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the proposed amendment to the Crawford & Company Non-Employee Director Stock Plan.

PROPOSAL 6 — RATIFICATION OF INDEPENDENT AUDITOR

Ernst & Young LLP has been appointed by the Audit Committee of the Board of Directors to serve as the independent auditor for the Company for the fiscal year 2016. Ernst & Young LLP has served as the independent auditor of the Company since the Company’s 2002 fiscal year. Although the selection and appointment of an independent auditor is not required to be submitted to a vote of shareholders, the Board of Directors has decided, as in the past, to ask the Company’s shareholders to ratify this appointment as a matter of good corporate governance. Despite the appointment of Ernst & Young LLP as the Company’s independent auditor and the ratification by the shareholders of that selection, the Audit Committee has the power at any time to appoint another auditor for 2016, without further shareholder action. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and, if present, will be given an opportunity to make a statement, if he or she desires, and to respond to appropriate questions. In addition, a report of the Audit Committee in connection with the independence of the auditor, as well as other matters, follows the Board’s recommendation on this matter below.

Fees Paid to Ernst & Young LLP

In addition to performing the audit of the Company’s consolidated financial statements, Ernst & Young LLP provides other permitted services to the Company and its foreign and domestic subsidiaries. Ernst & Young LLP has advised the Company that it has billed or will bill the Company the below indicated amounts for the following categories of services for the years ended December 31, 2015 and 2014:

	2015	2014
Audit fees (1)	$3,756,228	$4,072,901	(4)
Audit related fees (2)	479,339	323,314
Tax fees (3)	1,358,983	1,089,304
All other fees	—	—

Total	$5,594,549	$5,485,519

(1)

Audit fees include: the annual consolidated financial statement audit, the annual audit of internal control over financial reporting, reviews of the Company’s quarterly reports on Form 10-Q, statutory and other financial statement audits.

(2)	Audit related fees include: service organization control reports, and certain due diligence services related to acquisitions.

(3)	Tax fees consist principally of professional services rendered for tax compliance and tax planning and advice.

(4)

At the time of the filing of our Proxy Statement for our 2014 fiscal year we had not received a final bill for professional services rendered by our independent registered public accounting firm for the fiscal year ended December 31, 2014 and included our estimated total amount of fees related to the 2014 audits. The additional amount included as compared to the prior year reflects the final amount agreed upon and billed related to the 2014 audits.

The Audit Committee reviews and pre-approves, in addition to all audit services, all non-audit services to be provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of services to the Audit Committee on which advance approval is requested. The Audit Committee reviews these requests and votes by resolution its approval or rejection of such non-audit services after due deliberation.

The Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as the Company’s independent auditor for 2016.

AUDIT COMMITTEE REPORT

In fulfilling its responsibilities to review the Company’s financial reporting process, the Audit Committee has reviewed and discussed with the Company’s management and the independent auditor the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Management is responsible for the Company’s financial statements and the reporting process, including the Company’s system of internal controls over financial reporting. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee discussed with the independent auditor the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has discussed with the independent auditor the auditor’s independence from the Company and its management, including the matters in the written disclosure required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. In determining the independence of the auditor, the Audit Committee has considered, among other matters, whether the provision of services, other than those related to the audit of the Company’s annual financial statements, is compatible with maintaining the auditor’s independence.

The Audit Committee discussed with the Company’s internal auditors and independent auditor the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee further discussed those items contained in NYSE Listing Rules Section 303(A)(6) and otherwise complied with the obligations stated therein.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.

                     JAMES D. EDWARDS, CHAIRMAN

                     JOIA M. JOHNSON

                     CHARLES H. OGBURN

                     ROGER A. S. DAY

                     D. RICHARD WILLIAMS

SHAREHOLDER PROPOSALS

Any shareholder proposal to be presented at the 2017 Annual Meeting of Shareholders must be received by the Company no later than December 8, 2016 for inclusion in the proxy statement for that meeting in accordance with Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-4 under the Exchange Act, the Board of Directors may exercise discretionary voting authority at the 2017 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to have included in the Company’s proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal prior to December 8, 2016 and the shareholder satisfies the other requirements of Rule 14a-4(c).

OTHER MATTERS

The Board of Directors knows of no other matters other than those as described herein to be brought before the Annual Meeting. If any other matters come before the Annual Meeting, however, the persons named in the Proxy will vote such Proxy in accordance with their judgment on such matters.

April 7, 2016

Appendix A

CRAWFORD & COMPANY

2016 OMNIBUS STOCK AND INCENTIVE PLAN

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ii

iii

CRAWFORD & COMPANY

2016 OMNIBUS STOCK AND INCENTIVE PLAN

1.	Establishment; Effective Date; Duration.

(a)

Establishment. Crawford & Company establishes this incentive compensation plan to be known as the 2016 Omnibus Stock and Incentive Plan, as set forth in this document. The Plan was approved by the Board on February 9, 2016, subject to stockholder approval, and will become effective only upon stockholder approval (the date of such stockholder approval, the “Effective Date”).

(b)

Duration. Subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 20 hereof, the Plan shall remain in effect until the earlier of (a) the date all shares of Common Stock subject to the Plan have been purchased or acquired according to the Plan’s provisions or (b) the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such termination date, but Awards granted prior to the termination date shall remain outstanding in accordance with their terms.

2.	Purpose; Prior Plan.

(a)

Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the long-term financial interests of selected employees and service providers of the Company and its Subsidiaries with those of the Company’s stockholders. The Plan is designed to enable the Company to attract, motivate and retain key employees and service providers by providing competitive compensation opportunities and incentives for contributing to the long-term performance and success of the Company and its Subsidiaries.

(b)

Prior Plan. This Plan replaces the Crawford & Company Executive Stock Bonus Plan, originally effective as of March 1, 2005 (the “Prior Plan”) and, upon the Effective Date, the Prior Plan will terminate. Thereafter, no further awards may be made under the Prior Plan, however, any awards under the Prior Plan granted prior to such termination shall remain outstanding in accordance with their terms.

3.	Definitions.

For purposes of this Plan:

(a)	“Award” shall mean an Option, SAR or Stock Award granted under the Plan.

(b)

“Award Agreement” shall mean either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of an Award. Award Agreements, as well as any related documents (such as a prospectus or beneficiary designation form), may be delivered, signed and returned in electronic or paper form.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)

“Cause” shall mean, unless otherwise provided in an Award Agreement, (i) a failure of the Participant to substantially perform his or her duties (other than as a result of physical or mental illness or injury); (ii) the Participant’s willful misconduct or gross negligence; (iii) a material breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any affiliated entity; (iv) a plea of guilty or nolo contendere by the Participant to (or conviction of the Participant for the commission of) any felony or any other serious crime involving moral turpitude; (v) a material breach by the Participant of the Participant’s obligations under any employment or similar agreement entered into between the Participant and the Company or any affiliated entity; or (vii) a material breach by the Participant of or a failure to conform to the Company’s written policies or procedures.

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(e)

“Change in Control” shall mean, unless otherwise provided in an Award Agreement, a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all within the meaning of Section 409A of the Code. As a general overview, Section 409A’s definition of these terms is as follows:

(i)

The date any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group constitutes more than 50 percent of the total voting power or Fair Market Value of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total voting power or total fair market value of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company.

(ii)

The date any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company.

(iii)

The date that any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

(iv)

The date a majority of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election.

(f)

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(g)

“Committee” shall mean the Compensation Committee of the Board, or such other or successor committee as the Board may, from time to time, establish. With respect to Awards granted to Covered Employees, such committee shall consist of two or more individuals, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act.

(h)	“Common Stock” shall mean the Class A common stock of the Company.

(i)	“Company” shall mean Crawford & Company, a Georgia corporation, and any successor to such corporation.

(j)

“Covered Employee” shall mean, with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, a “covered employee” as such term is defined in Section 162(m)(3) of the Code and any person whose compensation potentially will be subject to the limitations on tax deductibility under Section 162(m) of the Code for the year an Award is made, or a later year in which an Award may be settled, who is designated by the Committee with respect to a year to be treated as a Covered Employee for such year.

(k)

“Deferred Stock” shall mean an Award payable in shares of Common Stock at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iii).

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(l)

“Designated Beneficiary” shall mean the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require or permit.

(m)

“Disability” shall, unless otherwise provided in an Award Agreement, mean that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, “Disability” shall be determined in a manner consistent with Section 409A of the Code.

(n)	“Effective Date” shall have the meaning set forth in Section 1(a).

(o)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

(p)

“Fair Market Value” shall mean, with respect to Common Stock or other property, the fair market value of such Common Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Common Stock as of a particular date shall mean (i) the closing price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine; provided that, in the case of an Option or SAR, Fair Market Value shall be determined in compliance with Section 409A of the Code.

(q)	“ISO” shall mean an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(r)	“Nonqualified Stock Option” shall mean an Option that is granted to a Participant that is not designated as an ISO.

(s)

“Option” shall mean the right to purchase a specified number of shares of Common Stock at a stated exercise price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a). The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(t)

“Participant” shall mean an employee of the Company or a Subsidiary, or other individual performing services for the Company or a Subsidiary, who has been selected by the Committee to participate and granted an Award under the Plan.

(u)

“Performance Criteria” shall mean performance criteria based on the attainment by the Company or any Subsidiary (or any division or business unit of such entity) of performance measures pre-established by the Committee in its sole discretion, based on one or more of the following:

(i)	return on stockholder equity;

(ii)	earnings per share of Company stock;

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(iii)	net income (before or after taxes);

(iv)	earnings before any or all of interest, taxes, minority interest, depreciation and amortization;

(v)	sales or revenues (including sales or revenues from specified sources within the business);

(vi)	return on assets, capital or investment;

(vii)	stock price;

(viii)	total shareholder return;

(ix)	market share;

(x)	cash flow (including operating cash flow and free cash flow);

(xi)	gross or net profit margin;

(xii)	workdays outstanding in total billed and unbilled accounts receivable (i.e., “Total A/R” or “DSO”);

(xiii)	economic value added;

(xiv)	achievement of cost reduction goals;

(xv)	implementation or completion of critical transactions, projects or processes;

(xvi)	achievement of strategic goals;

(xvii)	growth and/or performance of the Company’s sales force;

(xviii)	operating service goals;

(xix)	client satisfaction goals;

(xx)	individual performance goals; and

(xxi)	any combination of, or a specified increase in, any of the foregoing.

The Performance Criteria may, without limitation, be based upon the attainment of specified levels of performance under one or more of the measures described above during a Performance Period, relative to performance in prior periods, relative to pre-established targets, or relative to the performance of other entities (or indices covering multiple entities). With respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, (x) these Performance Criteria will not be altered or replaced by any other criteria without ratification by the stockholders of the Company if failure to obtain such approval would result in jeopardizing the tax deductibility of such Awards; and (y) the Performance Criteria applicable to the Award will be set by the Committee within the time period prescribed by Section 162(m) of the Code. With respect to any Award that is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee in its sole discretion may designate additional criteria on which the Performance Criteria may be based or adjust, modify or amend the aforementioned criteria. Performance Criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Committee shall make equitable adjustments to the Performance Criteria in

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recognition of unusual or non-recurring events affecting the Company or any Subsidiary (or division or business unit thereof) or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or related to changes in accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. With respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, however, such adjustments shall be made only to the extent that the Committee determines that such adjustments may be made without jeopardizing the tax deductibility of such Awards on account of Section 162(m) of the Code.

(v)	“Plan” shall mean this Crawford & Company 2016 Omnibus Stock and Incentive Plan, as it may hereinafter be amended or restated.

(w)	“Prior Plan” shall have the meaning set forth in Section 2(b).

(x)	“Restricted Stock” shall mean an Award of Common Stock that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(c)(ii).

(y)	“SAR” shall mean a stock appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(b).

(z)	“Section 16(a) Officer” shall mean a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(aa)	“Separation from Service” shall have the meaning set forth in Section 409A of the Code and Treas. Reg. Section 1.409A-1(h).

(bb)	“Specified Employee” shall have the meaning set forth in Section 409A of the Code.

(cc)	“Stock Award” shall have the meaning set forth in Section 7(c)(i).

(dd)	“Stock Payment” shall mean a stock payment that is subject to the terms, conditions, and limitations described or referred to in Section 7(c)(v).

(ee)	“Stock Unit” shall mean a stock unit that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

(ff)

“Subsidiary” shall mean any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly (i) a proprietary interest of more than 50 percent by reason of stock ownership or otherwise, or (ii) has effective control for consolidation purposes.

4.	Administration.

(a)

Committee Authority. The Committee shall have full and exclusive power to administer and interpret the Plan and Award Agreements, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it deems appropriate, in its sole discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to (i) determine the types of Awards to be granted under the Plan; (ii) select Award recipients and determine the amounts and size of Awards; (iii) determine whether Performance Criteria shall apply to Awards; (iv) determine whether it is advisable to grant Awards to Covered Employees that do not qualify as “performance-based compensation” under Section 162(m) of the Code and, in such event, to make such Awards; (v) with respect to Awards to Covered Employees that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, establish Performance Criteria no later than such

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time as required to ensure that the Awards so qualify; (vi) determine the extent to which Performance Criteria were achieved; and (vii) establish all other terms, conditions, and limitations applicable to Awards. Except as otherwise provided in an Award Agreement, the Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to (A) the limitations contained in Section 4(e) of the Plan and Section 409A of the Code (to the extent applicable) with respect to all Participants and (B) the provisions of Section 162(m) of the Code with respect to Awards to Covered Employees that are intended to qualify as “performance-based compensation” under Section 162(m). For Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify in writing that, and the extent to which, the Performance Criteria and any other material terms of the Award were in fact satisfied prior to payment of such Awards.

(b)

Administration of the Plan. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify the forms of Award Agreements, correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and take such actions and make such administrative determinations that the Committee deems appropriate in its sole discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants and beneficiaries.

(c)

Delegation of Authority. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan including, without limitation, selection of Participants and granting of Awards; provided, however, that selection of Participants or granting of Awards with respect to individuals who are Section 16(a) Officers or Covered Employees may not be delegated; provided further, that to the extent that the grant or exercise of such authority by another would cause an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code not to so qualify or to cease to so qualify, the grant or exercise of such authority shall be vested solely in the Committee.

(d)

Authority of the Board. Any authority granted to the Committee may be exercised by the full Board and, to the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control; provided that, to the extent that the grant or exercise of such authority by the full Board would cause an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code not to so qualify or to cease to so qualify, the grant or exercise of such authority shall be vested solely in the Committee.

(e)

Prohibition Against Repricing. Except as set forth in Section 6(e) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards, or Options and SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(f)

Limitation of Liability. Each member of the Committee and the Board, and any person to whom authority or duties are delegated hereunder, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company, the Board or the Committee to assist in the administration of the Plan. No member of the Board or Committee, nor any person to whom authority or duties are delegated hereunder, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and any such person shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

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5.	Eligibility and Participation.

(a)	Eligibility. Subject to Section 7 hereof, the Committee shall determine, in its sole discretion, who shall become a Participant and be granted Awards under the Plan.

(b)

Participation Outside of the United States. In order to facilitate the granting of Awards to employees or other service providers who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for the purposes of this Section 5(b) without thereby affecting the terms of this Plan as in effect for any other purpose, and the appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the intent and purpose of this Plan, as then in effect; and further provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code (to the extent applicable) and that any such action taken with respect to an employee or other service provider who is subject to Section 409A of the Code shall be taken in compliance with Section 409A of the Code (to the extent applicable).

6.	Available Shares of Common Stock.

(a)

Shares Subject to the Plan. Common Stock issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares of Common Stock may consist of shares purchased in open market transactions or otherwise. Subject to the following provisions of this Section 6, the aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards shall not exceed six million, five hundred thousand (6,500,000) shares of Common Stock.

(b)

Forfeited and Expired Awards; Reversion of Shares to the Share Reserve. Awards (or a portion of an Award) made under the Plan which, at any time, are forfeited, unearned, expire or are canceled or settled without issuance of shares of Common Stock shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Section 6(a) and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all shares of Common Stock that are (i) tendered in payment of an Option exercise price (whether by attestation or by other means); (ii) withheld by the Company to satisfy any tax withholding obligation; (iii) repurchased by the Company with Option exercise proceeds; or (iv) covered by a SAR (to the extent that it is exercised and settled in shares of Common Stock, without regard to the number of shares of Common Stock that are actually issued to the Participant upon exercise) shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares that may be issued under the Plan as set forth in Section 6(a).

(c)

Other Items Not Included in Allocation. The maximum number of shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; or (ii) the granting or payment of stock-denominated Awards that by their terms may be settled only in cash.

(d)

Other Limitations on Shares that May be Granted under the Plan. The aggregate number of shares of Common Stock that may be granted as ISOs under this Plan shall not exceed one million (1,000,000) shares, subject to Section 6(e). During any calendar year, grants to any one Participant may not exceed the following annual Award limits: (i) the maximum number of shares of Common Stock subject to Options and SARs that may be granted to a Participant shall be two hundred fifty thousand (250,000); (ii) the maximum number of Stock Awards not conditioned on attainment of Performance Criteria that may be granted to a

7

Participant shall be two hundred fifty thousand (250,000); and (iii) the maximum number of Stock Awards conditioned on attainment of Performance Criteria that may be granted to a Participant shall be two hundred fifty thousand (250,000); all subject to Section 6(e). Determinations of the annual Award limitations under this Section 6(d) with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code with respect to Covered Employees shall be made in a manner consistent with Section 162(m).

(e)	Adjustments. Except as otherwise provided in an Award Agreement,

(i)

Change in Capitalization. In the event of any change in the Company’s capital structure, including, but not limited to, a change in the number of shares of Common Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a) and to the maximum number of shares that may be granted to any single individual pursuant to Section 6(d).

(ii)

Other Events/Transactions. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above in Section 6(e)(i), to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee may make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award (subject to the limitation contained in Section 4(e)), and/or any measure of performance that relates to an outstanding Award, including any applicable Performance Criteria.

(iii)

Committee Authority. Adjustments under this Section 6(e) will be made by the Committee, whose determinations as to what adjustments will be made and how such adjustments will be made will be final, binding and conclusive. Without limiting the foregoing, in connection with a transaction described above in Section 6(e)(i) the Committee may, in its discretion, provide for the assumption or substitution of, or adjustments to, outstanding Awards, accelerate the vesting of Awards or terminate restrictions on Awards, and provide for cancellation of Awards for a cash payment to the Participant (or, for Awards that are out-of-the-money, for no payment or other consideration). No fractional shares of Common Stock will be issued under the Plan on account of any such adjustment.

(iv)

Limitations on Adjustments. Any adjustment to ISOs under this Section 6(e) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 6(e) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. With respect to Awards subject to Section 409A of the Code, any adjustments under this Section 6(e) shall conform to the requirements of Section 409A of the Code. With respect to Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m) of the Code to a Covered Employee, any adjustments under this Section 6(e) shall be made only to the extent that the Committee determines that such adjustments may be made without jeopardizing the tax deductibility of such Awards on account of Section 162(m) of the Code. Notwithstanding anything set forth herein to the contrary, the Committee may, in its discretion, decline to adjust any Award made to a Participant, if it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Participant or to the Company.

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7.	Awards Under The Plan.

Awards under the Plan may be granted in the Committee’s discretion as Options, SARs or Stock Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its sole discretion.

(a)

Options. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Options shall expire after such period, not to exceed ten years, as may be determined by the Committee. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise canceled pursuant to its terms. Except as otherwise provided in this Section 7(a), Options shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time.

(i)

Exercise Price. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100 percent of the Fair Market Value of the Common Stock for which the Option is exercisable at the time of grant.

(ii)

Exercise of Options. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon provision for the payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares of Common Stock issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. Unless otherwise provided in an Award Agreement, when only a portion of an Option is being exercised, such partial exercise must be made with respect to not less than 50 shares of Common Stock (or, if less, the total number of shares of Common Stock subject to such Option that remain unexercised).

(iii)

Method of Exercise. The exercise of an Option shall be made by giving notice in the manner and to the person designated by the Committee, or pursuant to such other procedure as the Committee may, in its sole discretion, approve, specifying the number of shares of Common Stock with respect to which the Option is to be exercised accompanied by payment therefor. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time, which may include without limitation: (1) a cash payment; (2) tendering (either actually or by attestation) shares of Common Stock owned by the Participant (for any minimum period of time that the Committee, in its discretion, may specify), valued at the Fair Market Value at the time of exercise; (3) arranging to have the appropriate number of shares of Common Stock issuable upon the exercise of an Option withheld or sold; or (4) a combination of the above. Additionally, the Committee may provide that an Option may be “net exercised,” meaning that upon the exercise of an Option or any portion thereof, the Company shall deliver the greatest number of whole shares of Common Stock having a Fair Market Value on the date of exercise not in excess of the difference between (x) the aggregate Fair Market Value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and (y) the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised) plus (to the extent it would not give rise to adverse accounting consequences pursuant to applicable accounting principles) the amount of withholding tax due upon exercise, with any fractional share that would result from such equation to be payable in cash, to the extent practicable, or canceled.

(iv)

ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted, but (x) only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a “subsidiary” (as such term is

9

defined in Section 424(f) of the Code), and (y) only within ten years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders.

(1)

ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7(a), if an ISO is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, its “parent corporation” (as such term is defined in Section 424 (e) of the Code) or a “subsidiary” (as such term is defined in Section 424(f) of the Code), the term of the Option shall not exceed five years from the time of grant of such Option and the exercise price shall be at least 110 percent of the Fair Market Value (at the time of grant) of the Common Stock subject to the Option.

(2)

$100,000 Per Year Limitation for ISOs. To the extent the aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3)

Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any shares of Common Stock acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Stock before the later of (i) two years after the time of grant of the ISO and (ii) one year after the date the Participant acquired the shares of Common Stock by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(v)

Termination of Options. Any Option or portion thereof that is not vested or that has not been exercised at the end of the term of the Option, or at the time of termination of employment with the Company and all Subsidiaries of the Participant awarded the Option, shall lapse and terminate, and shall not be exercisable by the Participant or any other person, unless otherwise provided for in the Award Agreement.

(b)

Stock Appreciation Rights. A SAR represents the right to receive a payment in cash, Common Stock, or a combination thereof, in an amount equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time the SAR is exercised over the exercise price of such SAR, which shall be no less than 100 percent of the Fair Market Value of the same number of shares at the time the SAR was granted. SARs shall expire after such period, not to exceed 10 years, as may be determined by the Committee. Except as otherwise provided in this Section 7(b), SARs shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A SAR may only be granted to an individual to whom an Option could be granted under the Plan.

(i)

Exercise of SARs. Upon satisfaction of the applicable conditions related to vesting and exercisability, as determined by the Committee, SARs may be exercised pursuant to such procedure, and subject to such terms and conditions, as the Committee may, in its sole discretion, approve.

(ii)

Termination of SARs. Any SAR or portion thereof that is not vested or that has not been exercised, at the end of the term of the SAR or at the time of termination of employment with the Company and all Subsidiaries of the Participant awarded the SAR, shall lapse and terminate and shall not be exercisable by the Participant or any other person, unless otherwise provided for in the Award Agreement.

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(c)	Stock Awards.

(i)

Form of Awards. The Committee may grant Awards that are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares or the value of shares of Common Stock (“Stock Awards”), including without limitation Restricted Stock, Deferred Stock, Stock Units and Stock Payments. Stock Awards shall be subject to such terms, conditions (including without limitation service-based and performance-based vesting conditions), restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its sole discretion, from time to time.

(ii)

Restricted Stock. Restricted Stock shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. The number of shares of Restricted Stock allocable to an Award under the Plan shall be determined by the Committee in its sole discretion. The Company or its agent may retain custody of the Restricted Stock pending the satisfaction of any forfeiture conditions applicable thereto.

(iii)

Deferred Stock. Subject to Section 409A of the Code to the extent applicable, Deferred Stock shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A Participant who receives an Award of Deferred Stock shall be entitled to receive the number of shares of Common Stock allocable to his or her Award, as determined by the Committee in its sole discretion, from time to time, at the end of a specified deferral period determined by the Committee. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

(iv)

Stock Units. A Stock Unit is an Award denominated in shares of Common Stock that may be settled either in shares of Common Stock or in cash, in the discretion of the Committee, and, subject to Section 409A of the Code to the extent applicable, shall be subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time in its sole discretion.

(v)

Stock Payment. If not prohibited by applicable law, the Committee may issue unrestricted shares of Common Stock, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine; provided, however, that to the extent Section 409A of the Code is applicable to the grant of unrestricted shares of Common Stock that are issued in tandem with another Award, then such tandem Awards shall conform to the requirements of Section 409A of the Code. A Stock Payment may be granted as, or in payment of, a bonus or similar payment, including without limitation to provide incentives or recognize special achievements or contributions.

(vi)

Termination of Stock Awards. Any Stock Award or portion thereof that is not vested at the time of termination of employment with the Company and all Subsidiaries of the Participant awarded the Stock Award, shall lapse and terminate, unless otherwise provided for in the Award Agreement.

8.	Forfeiture for Cause or Breach of Terms; Additional Documents.

(a)

Forfeiture for Cause or Breach of Terms. Unless otherwise expressly provided in an Award Agreement, if the Committee determines that a Participant has committed an act(s) or otherwise been involved in conduct constituting Cause, or if the Participant fails to satisfy any of the terms or conditions of this Plan or the Award Agreement, or otherwise breaches the terms of any documents or agreements related to this Plan (including without limitation a failure or refusal to execute timely any agreement that may be required under Section 8(b) of this Plan, or a breach of the terms of any such agreement), in either case whether any such act, conduct or breach occurred in the past, and whether any such act, conduct or breach occurred during

11

such Participant’s employment with the Company or a Subsidiary or thereafter, all of such Participant’s Awards, both vested and nonvested, and any amounts otherwise remaining payable to a Participant under the Plan, shall be forfeited.

(b)

Additional Documents. The Committee may impose as a condition of a grant of an Award that a Participant must execute such document(s) as the Committee may consider necessary or advisable. Without limiting the foregoing, Participants may be required to execute a restrictive covenant agreement by which the Participant shall be restricted, during employment and/or for a period of time after the Participant’s employment terminates, from soliciting customers or employees of the Company or its Subsidiaries, from otherwise competing with the Company or its Subsidiaries, and/or from using or disclosing certain information of the Company or its Subsidiaries. The terms of any such agreement shall be specified by the Committee and different terms may apply to different Participants, and all such terms shall be determined in the sole discretion of the Committee.

9.	Dividends and Dividend Equivalents.

The Committee may, in its sole discretion, provide that Stock Awards shall earn dividends or dividend equivalents, as applicable; provided that, except as expressly provided in an Award Agreement, no Award granted under this Plan shall provide for payment of dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, in its sole discretion, including without limitation reinvestment in additional shares of Common Stock or common share equivalents; provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of a Stock Award that is subject to Section 409A of the Code, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code and such requirements shall be specified in writing.

10.	Voting.

The Committee shall determine whether a Participant shall have the right to control the vote of shares of Common Stock allocated to a Stock Award. Except to the extent otherwise provided in a Participant’s Restricted Stock Award Agreement, Participants holding shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those shares of Common Stock during the restriction period.

11.	Payments and Deferrals; Section 409A of the Code.

(a)

Payment Form. Payment of vested Awards may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose.

(b)

Delays; Deferrals. The Committee may (i) postpone the exercise of Options or SARs (but not beyond their expiration dates), (ii) require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time, and (iii) provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents.

(c)

Section 409A of the Code. Notwithstanding anything to the contrary herein, with respect to any Award subject to Section 409A of the Code, the Committee shall not take any action, including without limitation any action described in Section 11(b), unless it determines that such action will not result in adverse tax consequences under Section 409A of the Code. Additionally, with respect to any Award subject to Section 409A of the Code:

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(i)

If the Participant is a Specified Employee at the time of his or her Separation from Service, any payment(s) with respect to any Award subject to Section 409A of the Code to which such Participant would otherwise be entitled by reason of such Separation from Service shall be made no sooner than the date that is six months after the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death).

(ii)

If the Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the same meaning as provided in Treas. Reg. Section 1.409A-2(b)(2)(iii).

12.	Nontransferability.

Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Nonqualified Stock Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred to a member of a Participant’s immediate family or to a trust or similar vehicle for the benefit of a Participant’s immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

13.	Change of Control.

In the Committee’s sole discretion, an Award Agreement providing for treatment of Awards may, but is not required to, include special terms applicable in the event of a Change in Control.

14.	Award Agreements.

Each Award under the Plan shall be evidenced by an Award Agreement (as such may be amended from time to time) that sets forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to a Participant in connection with an Award.

15.	Tax Withholding.

Participants shall be solely responsible for any applicable taxes (including without limitation income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting or exercise of an Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may reduce the number of shares of Common Stock actually delivered to the Participant, or may permit shares of Common Stock to be tendered or sold, including shares of Common Stock delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges

13

required by law, or such greater amount of withholding as the Committee shall determine from time to time, and to take such other action as may be necessary to satisfy any such withholding obligations. It shall be a condition to the obligation of the Company to issue Common Stock upon the exercise of an Option or a SAR that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

16.	Other Benefit and Compensation Programs.

Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions and restrictions as may be provided in the Award Agreement.

17.	Unfunded Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other person any right, title, or interest in any assets of the Company.

18.	Rights as a Stockholder.

Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

19.	Future Rights.

No individual shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of employees or others under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as deemed appropriate or necessary. The adoption of the Plan, or grant of an Award, shall not confer upon any individual any right to continued employment or service in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of employees or others at any time, free from any claim or liability under the Plan.

20.	Amendment; Termination.

(a)

Amendment and Termination. The Plan and any Award Agreement may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without stockholder approval if it would (i) materially increase the number of shares available under the Plan, (ii) materially expand the types of awards available under the Plan, (iii) materially expand the class of individuals eligible to participate in the Plan, (iv) materially extend the term of the Plan, (v) materially change the method of determining the exercise price of an Award, (vi) delete or limit the prohibition against repricing contained in Section 4(e), or (vii) otherwise require approval by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted). Notwithstanding the foregoing, with respect to Awards subject to Section 409A of the

14

Code, any amendment, suspension or termination of the Plan or any such Award shall conform to the requirements of Section 409A of the Code. Except as otherwise provided in Section 20(b), no termination, suspension or amendment of the Plan or any Award Agreement shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant’s written consent.

(b)

Section 409A of the Code. The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided that, any such amendment or modification of an Award made pursuant to this Section 20(b) shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this Section 20(b) shall be at the Committee’s sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Company be liable for any adverse tax or other consequences to a Participant resulting from such amendments or modifications or the Committee’s failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this Section 20(b), the Participant shall receive notification of any such changes to his or her Award and, unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award Agreement.

21.	Clawbacks.

Participants shall be required to forfeit or reimburse the Company with respect to any Award granted under the Plan (or any Prior Plan award) to the extent required by any clawback or recoupment policy of the Company now in effect or as may be adopted by the Company from time to time as required by Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or as otherwise required by applicable law.

22.	Successors and Assigns.

The Plan and any applicable Award Agreement shall be binding upon, and inure to the benefit of, the Company and the Participant and their respective heirs, executors, administrators, successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business. If any rights exercisable by the Participant or benefits deliverable to the Participant under the Plan or an Award Agreement have not been exercised or delivered, respectively, at the time of the Participant’s death, and the Award Agreement provides that such rights are not forfeited and cancelled upon the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of the Plan or an Award Agreement. If, in such a circumstance, a deceased Participant has failed to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant has designated a beneficiary but the Designated Beneficiary dies before the Designated Beneficiary’s exercise of all rights under this Agreement and before the complete distribution of benefits to the Designated Beneficiary under this Plan, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

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23.	Governing Law; Severability.

The Plan and all agreements (including without limitation Award Agreements) entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Georgia. If any provision of the Plan or other agreement (including without limitation Award Agreements) is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan and such agreement will continue to be fully effective.

24.	Section 162(m) of the Code.

The Committee shall have full and absolute discretion to determine whether an Award granted under this Plan is intended to comply with the requirements of Section 162(m) of the Code and the regulations thereunder as “performance-based” compensation. Unless otherwise expressly stated in an Award Agreement, each Option and SAR granted to a Covered Employee under the Plan is intended to be “performance-based” compensation and the Committee shall interpret and administer the provisions of the Plan and Award Agreements in a manner consistent therewith. Furthermore, if any provision of the Plan or of any such Award Agreement does not comply or is inconsistent with the requirements of Section 162(m) of the Code for “performance-based” compensation, such provision shall be deemed amended to the extent necessary to conform to such requirements. With respect to any Award intended to so qualify as “performance-based” compensation, the Committee may provide that such Award shall be subject to such additional terms and conditions as the Committee deems appropriate.

25.	Section 409A of the Code.

The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith.

26.	No Liability With Respect to Tax Qualification or Adverse Tax Treatment.

Notwithstanding any provision of the Plan to the contrary, in no event shall the Company or any affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including without limitation Section 409A of the Code.

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Appendix B

CRAWFORD & COMPANY

2016 EMPLOYEE STOCK PURCHASE PLAN

i

ii

CRAWFORD & COMPANY

2016 EMPLOYEE STOCK PURCHASE PLAN

1.	Establishment; Effective Date; Duration.

(a)

Establishment. Crawford & Company establishes this employee stock purchase plan to be known as the Crawford & Company 2016 Employee Stock Purchase Plan, as set forth in this document. The Plan was approved by the Board on February 9, 2016, subject to stockholder approval, and will become effective only upon stockholder approval (the date of such approval, the “Effective Date”). However, if any Purchase Rights are granted under this Plan under Section 7 before the date the shareholders of the Company are treated under Section 423(b)(2) of the Code as having approved the adoption of this Plan, such Purchase Rights shall be granted subject to such approval and if such shareholders fail to approve such adoption before the first anniversary of the date that the Board approved the Plan, all such Purchase Rights automatically shall be null and void.

(b)

Duration. Subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 18, the Plan shall remain in effect until the date all shares of Common Stock subject to the Plan have been purchased or acquired according to the Plan’s provisions.

2.	Purpose; Prior Plan.

(a)

Purpose. The primary purpose of this Plan is to encourage stock ownership by each Eligible Employee of the Company and each Subsidiary in the belief that such ownership will increase his or her interest in the success of the Company and the Subsidiaries and will provide an additional incentive for him or her to remain in the employ of the Company or such Subsidiary. The Company intends that this Plan constitute an “employee stock purchase plan” within the meaning of Section 423 of the Code, and further intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.

(b)

Prior Plan. This Plan replaces the Crawford & Company 1996 Employee Stock Purchase Plan (the “Prior Plan”) and, upon the Effective Date, the Prior Plan will terminate. Thereafter, no further awards may be made under the Prior Plan, but awards under the Prior Plan granted prior to such termination shall remain outstanding in accordance with their terms.

3.	Definitions.

For purposes of this Plan:

(a)

“Authorization” shall mean the Participant’s election and payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee which an Eligible Employee shall be required to properly complete in writing and timely file with the Plan Administrator before the end of an Authorization Period in order to participate in this Plan for the related Purchase Period.

(b)

“Authorization Period” shall mean a period which (i) shall be set by the Committee, (ii) shall end before the beginning of the related Purchase Period and (iii) shall continue for no more than thirty (30) days.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(e)	“Committee” shall mean the Compensation Committee of the Board, or such other or successor committee as the Board may, from time to time, establish.

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(f)	“Common Stock” shall mean the Class A common stock of the Company.

(g)	“Company” shall mean Crawford & Company, a Georgia corporation, and any successor to such corporation.

(h)	“Compensation” shall mean an Eligible Employee’s “benefit compensation” under the Crawford & Company 401(k) Plan. The Committee may change the definition of Compensation on a prospective basis.

(i)	“Contributions” shall mean all amounts withheld from a Participant’s Compensation as payroll deductions and credited to a Participant’s Payroll Deduction Account.

(j)	“Designated Beneficiary” shall mean the person designated as such in accordance with Section 13.

(k)	“Disability” shall mean a condition which the Plan Administrator in his or her discretion determines should be treated as a total and permanent disability under Section 22(e)(3) of the Code.

(l)	“Effective Date” shall have the meaning set forth in Section 1(a).

(m)	“Eligible Employee” shall mean each individual who performs services for, and who is classified as an employee on the payroll records of the Company or a Subsidiary except:

(i)	An individual who has not completed at least forty-five (45) days of full and continuous employment as an employee of the Company or such Subsidiary;

(ii)	An individual who customarily is employed 20 hours or less per week by the Company or such Subsidiary;

(iii)	An individual who customarily is employed for not more than five (5) months in any calendar year by the Company or such Subsidiary; and

(iv)

An individual who would own (immediately after the grant of Purchase Rights under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company based on the rules set forth in Sections 423(b)(3) and 424(d) of the Code.

Notwithstanding the foregoing, the Committee may, on a prospective basis, impose an eligibility service requirement of up to two (2) years of employment with the Company or a Subsidiary. The Committee may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the Plan.

An individual’s continuous employment by the Company or by a Subsidiary shall not be treated as interrupted by a transfer directly between the Company and any Subsidiary or between one Subsidiary and another Subsidiary.

(n)	“Exercise Date” shall mean for each Purchase Period the last day of such Purchase Period.

(o)

“Fair Market Value” shall mean, with respect to any date, the closing price of the Common Stock on the New York Stock Exchange on that date or, in the event that the Common Stock is not traded on that date, the closing price on the immediately preceding trading date. If the Common Stock is no longer traded on the New York Stock Exchange, then “Fair Market Value” shall mean, with respect to any date, the fair market value of the Common Stock as determined by the Committee in good faith.

(p)	“Participant” shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in Section 7 of this Plan for such Purchase Period.

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(q)	“Participating Employer” shall for each Participant, as of any date, mean the Company or a Subsidiary, whichever employs such Participant as of such date.

(r)

“Payroll Deduction Account” shall mean the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the Contributions made on his or her behalf to purchase Common Stock under this Plan.

(s)	“Plan” shall mean this Crawford & Company 2016 Employee Stock Purchase Plan, as it may hereinafter be amended or restated.

(t)	“Plan Administrator” shall mean the person or persons appointed by the Committee to administer this Plan.

(u)	“Prior Plan” shall have the meaning set forth in Section 2(b).

(v)

“Purchase Period” shall mean a twelve (12) consecutive month period which shall begin on a date (within the fifteen (15) day period which immediately follows the end of the related Authorization Period) set by the Committee on or before the beginning of the related Authorization Period, or such other period as determined by the Committee; provided, however, that in no event will any Purchase Period be longer than 27 months.

(w)

“Purchase Price” shall mean, for each Purchase Period, eighty-five percent (85%) of the lesser of the Fair Market Value of a share of Common Stock on (A) the first day of the Purchase Period, or (B) the Exercise Date.

(x)

“Purchase Right” shall mean shall mean the right to purchase a specified number of shares of Common Stock at a stated Exercise Price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a).

(y)

“Retirement” shall mean, with respect to a Participant, the Participant’s termination of employment with the Company or a Subsidiary after attaining age 55 and completing at least ten (10) years of continuous employment with the Company or a Subsidiary (where such continuous employment shall be determined using the same rules used to determine whether an employee is an Eligible Employee).

(z)	“Subsidiary” shall mean each entity which is a subsidiary of the Company for the purposes of Section 424(f) of the Code, and which the Committee designates as eligible to participate in the Plan.

4.	Offerings.

Purchase Rights to purchase shares of Common Stock shall be offered to Participants in accordance with this Plan from time to time at the discretion of the Committee.

5.	Participation.

Each individual who will be an Eligible Employee on the last day of an Authorization Period shall satisfy the requirements to be a Participant in this Plan for the related Purchase Period if:

(a)

He or she properly completes in writing and files an Authorization with the Plan Administrator on or before the last day of such Authorization Period to purchase shares of Common Stock pursuant to Purchase Rights granted under Section 7, and

(b)	He or she remains an Eligible Employee through the first day of the Purchase Period.

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An Authorization shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan, including specifying (in accordance with Section 6) his or her payroll deductions to purchase shares of Common Stock pursuant to the Purchase Rights granted under Section 7 and designating a Designated Beneficiary. A Participant’s status as such shall terminate for a Purchase Period (for which he or she has an effective Authorization) at such time as his or her Payroll Deduction Account had been withdrawn under Section 10 or Section 11 or the purchases and distributions contemplated under Section 8 or Section 9 with respect to his or her Payroll Deduction Account have been completed, whichever comes first.

6.	Contributions.

(a)

Initial Authorization. Each Participant’s Authorization made under Section 5 shall specify the specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her Compensation with respect to each pay day during the Purchase Period for which such Authorization is in effect to purchase shares of Common Stock pursuant to the Purchase Rights granted under Section 7, provided:

(i)	The total of such dollar amount for the Purchase Period shall not be less than $240.00, and

(ii)	The total of such dollar amount for the Purchase Period shall not be more than $21,000.00.

Notwithstanding the foregoing, the Committee may establish limits, including any minimum percentage, on a Participant’s Compensation to be paid as Contributions under the Plan. The Committee may provide for a separate election (or a different amount or percentage) for a specified item or items of Compensation.

(b)

Changes to Authorization. A Participant shall have the right to make one amendment to an Authorization after the end of an Authorization Period to reduce or to stop the payroll deductions which he or she previously had authorized for the related Purchase Period, and such reduction shall be effective as soon as practicable after the Plan Administrator actually receives such amended Authorization.

(c)

Payroll Deduction Account Credits, General Assets and Taxes. All Contributions made for a Participant shall be credited to his or her Payroll Deduction Account as of the payday as of which the deduction is made. All Contributions shall be held by the Company, by the Company’s agent or by one, or more than one, Subsidiary (as determined by the Plan Administrator) as part of the general assets of the Company or any such Subsidiary, and each Participant’s right to the Contributions credited to his or her Payroll Deduction Account shall be those of a general and unsecured creditor. The Company, the Company’s agent or such Subsidiary shall have the right to withhold on Contributions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

(d)	No Interest. No interest or other earnings will accrue on a Participant’s Contributions to the Plan.

(e)	No Cash Payments. A Participant may not make any contributions to his or her Payroll Deduction Account except through payroll deductions made in accordance with this Section 6.

(f)

Priority and Insufficiency. Contributions will be subordinate to all liens, garnishments, required taxes and deductions under other Company employee benefit plans. If there are not sufficient funds in any payroll period to satisfy the Authorization, the Contributions for that period only will be reduced accordingly. In no event will the Contributions in subsequent payroll periods be increased above that specified in the relevant Authorization.

7.	Granting of Purchase Rights.

(a)

General Rule. Subject to Sections 7(b) and 7(c), each Participant for a Purchase Period automatically shall be granted by operation of this Plan Purchase Rights, exercisable on the Exercise Date, to purchase the

4

number of shares of Common Stock (rounded down to the nearest whole number) determined by dividing (A) the total Contributions credited to the Participant’s Payroll Deduction Account through the Exercise Date by (B) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first day of the Purchase Period. Each such Purchase Right shall be exercisable only in accordance with the terms of this Plan.

(b)

Available Shares of Common Stock. If the number of shares of Common Stock available for purchase for any Purchase Period is insufficient to cover the shares which Participants have elected to purchase through effective Authorizations, then each Participant’s Purchase Right to purchase shares of Common Stock for such Purchase Period shall be reduced to equal the number of shares of Common Stock (rounded down to the nearest whole number) which the Plan Administrator shall determine by multiplying (A) the number of shares of Common Stock for which such Participant would have been granted Purchase Rights under Section 7(a) if sufficient shares were available by (B) a fraction, (i) the numerator of which shall be the number of shares of Common Stock available for Purchase Rights for such Purchase Period and (ii) the denominator of which shall be the total number of shares of Common Stock for which Purchase Rights would have been granted to all Participants under Section 7(a) if sufficient shares were available.

(c)	Limit on Number of Shares of Common Stock.

(i)

5% Limitation. The number of shares of Common Stock determined in accordance with Sections 7(a) or 7(b) to be issued to any Participant upon the exercise of Purchase Rights granted under this Plan shall be reduced to the extent necessary such that after issuance of such shares of Common Stock the Participant shall own less than 5% of the total combined voting power or value of all classes of stock of the Company, based on the rules set forth in Section 423(b)(3) and Section 424(d) of the Code.

(ii)

Purchase Period Limitation. Subject to the calendar year limits provided in subsection (c)(iii) below, the maximum number of shares of Common Stock that a Participant will have the right to purchase in any Purchase Period pursuant to Purchase Rights will be determined by dividing (i) $25,000 by (ii) the Fair Market Value of one share of Common Stock on the first day of the Purchase Period.

(iii)

Calendar Year Limitation. No Purchase Rights will be granted to a Participant if such Purchase Rights, when combined with all other Purchase Rights under all employee stock purchase plans of the Company, its Subsidiaries or any parent corporation (within the meaning of Section 424(e) of the Code) intended to qualify under Section 423 of the Code would permit the Participant to purchase shares with a Fair Market Value (determined at the time the Purchase Rights are granted) is excess of $25,000 for each calendar year in which the rights are outstanding at any time, determined in accordance with Section 423(b)(8) of the Code.

8.	Exercise of Purchase Rights.

(a)

General Rule. Unless a Participant files an amended Authorization under Section 6(b) or Section 10 on or before the Exercise Date for a Purchase Period, his or her Purchase Rights shall be exercised automatically in full on such Exercise Date.

(b)

Partial Exercise. A Participant may file an amended Authorization under this Section 8(b) with the Plan Administrator on or before an Exercise Date to elect, effective as of such Exercise Date, to exercise his or her Purchase Rights for a specific number of whole shares of Common Stock, which may not exceed the number of shares of Common Stock determined in accordance with Section 7.

(c)

Payment. Upon exercise of Purchase Rights, each Participant’s Payroll Deduction Account shall be debited in an amount equal to (A) the Purchase Price multiplied by (B) the number of shares of Common Stock for which his or her Purchase Rights are being exercised. Each Subsidiary shall cause such payment to be remitted to the Company as soon as practicable following the Exercise Date.

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(d)

Automatic Refund. If a Participant’s Payroll Deduction Account has a remaining balance after his or her Purchase Rights have been exercised, such balance shall be refunded to the Participant in cash (without interest) as soon as practicable following such Exercise Date.

9.	Delivery.

A stock certificate, or other evidence of ownership, representing any shares of Common Stock purchased upon the exercise of Purchase Rights shall be delivered to a Participant in (i) his or her name or, if the Participant so directs on his or her Authorization filed with the Plan Administrator on or before the Exercise Date for such Purchase Rights and if permissible under applicable law, (ii) the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Common Stock subject to Purchase Rights until such Purchase Rights have been exercised and the related shares of Common Stock actually have been delivered to such person.

10.	Voluntary Account Withdrawal.

A Participant may elect to withdraw the entire balance credited to his or her Payroll Deduction Account for a Purchase Period by completing in writing and filing an amended Authorization with the Plan Administrator on or before the Exercise Date for such period. If a Participant makes such a withdrawal election, such balance shall be paid to him or her in cash (without interest) as soon as practicable after such amended Authorization is filed, and no further Contributions shall be made on his or her behalf for the remainder of such Purchase Period.

11.	Termination of Employment.

(a)

Death, Disability or Retirement. If a Participant’s employment by the Company or a Subsidiary terminates as a result of his or her death, Disability or Retirement on or before the Exercise Date, and if such Participant or, in the event he or she dies, his or her Designated Beneficiary timely makes an irrevocable election in writing under this Section 11(a), such person shall have the right:

(i)	To withdraw the Participant’s entire Payroll Deduction Account in cash (without interest), or

(ii)	To apply the Participant’s entire Payroll Deduction Account to purchase whole shares of Common Stock at the Purchase Price for such Purchase Period as of the related Exercise Date.

Any election made under this Section 11(a) shall be irrevocable and shall be timely only if actually delivered to the Plan Administrator on or before the earlier of (i) the Exercise Date for such Purchase Period or (ii) the last day of the three (3) consecutive months period which begins on the last day the Participant was an Eligible Employee. If no timely election is made under this Section 11(a), a Participant shall be deemed to have elected the cash alternative set forth in Section 11(a)(1). If the purchase alternative set forth in Section 11(a)(2) is elected, the certificate representing the shares of Common Stock purchased shall be delivered as soon as administratively practicable to the Participant or, in the event he or she dies, to his or her Designated Beneficiary. If a Participant’s Payroll Deduction Account has a remaining balance after his or her Purchase Rights have been exercised under this Section 11(a), such balance automatically shall be refunded to the Participant, or in the event he or she dies, to his or her Designated Beneficiary in cash (without interest) as soon as practicable after such exercise.

(b)

Other Terminations. Except as provided in Section 11(c), if a Participant’s status as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever other than his or her death, Disability or Retirement, his or her Payroll Deduction Account automatically shall be distributed as if he or she had elected to withdraw his or her Payroll Deduction Account in cash under Section 10 immediately before the date his or her employment had so terminated.

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(c)

Transfers. If a Participant is transferred directly between his or her Participating Employer and another Participating Employer while he or she has an Authorization in effect, such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect. If a Participant is transferred between his or her Participating Employer and another entity (other than a Participating Employer) in which the Company has, directly or indirectly, a twenty percent (20%) or greater equity interest, his or her payroll deductions shall automatically terminate upon the effective date of such transfer as if he or she had so amended his or her Authorization pursuant to Section 6(b), but he or she may continue as a Participant for the relevant Purchase Period only.

12.	Administration.

The Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration to interpret this Plan and to take such other action in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of any such Eligible Employee or Participant under this Plan.

13.	Designation of Beneficiary.

A Participant shall designate on his or her Authorization a beneficiary (1) who shall act on his or her behalf if the Participant dies before the end of a Purchase Period and (2) who shall receive the Common Stock, if any, and cash, if any, to the Participant’s credit under this Plan if the Participant dies after the end of a Purchase Period but before the delivery of the certificate representing such shares of Common Stock, if any, and the cash, if any, to his or her credit in such Payroll Deduction Account. Such designation may be revised in writing at any time by the Participant by filing an amended Authorization, and his or her revised designation shall be effective at such time as the Plan Administrator receives such amended Authorization. If a deceased Participant fails to designate a Designated Beneficiary or, if no person so designated survives a Participant or, if after checking his or her last know mailing address, the whereabouts of the person so designated are unknown, then the Participant’s Designated Beneficiary shall be determined by the Plan Administrator in accordance with the Participant’s will or the applicable laws of descent and distribution.

14.	Nontransferability.

Neither the balance credited to a Participant’s Payroll Deduction Account nor any rights to the exercise of Purchase Rights or to receive shares of Common Stock under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Designated Beneficiary or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Plan Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Payroll Deduction Account in accordance with Section 10. A Participant’s right, if any, to transfer any interest in this Plan at his or her death shall be determined exclusively under Section 11 and Section 14.

15.	Adjustment.

The number of shares of Common Stock covered by outstanding Purchase Rights granted pursuant to this Plan and the related Purchase Price and the number of shares of Common Stock available under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to such changes as dividends paid in the form of Common Stock or Common Stock

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splits. Furthermore, the Board shall adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Common Stock available under this Plan and the number of shares of Common Stock covered by Purchase Rights granted under this Plan and the related Purchase Prices in the event of any corporate transaction described in Section 424(a) of the Code. If any adjustment under this Section 15 would create a fractional share of Common Stock or a right to acquire a fractional share, such fractional share shall be disregarded and the number of shares of Common Stock subject to each Purchase Right granted pursuant to this Plan shall be the next lower number of whole shares of Common Stock, rounding all fractions downward. An adjustment made under this Section 15 by the Board shall be conclusive and binding on all affected persons.

16.	Securities Registration.

If the Company shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statutes, any shares of Common Stock with respect to which Purchase Rights shall have been exercised under this Plan or to qualify any such shares of Common Stock for an exemption from any such statutes, the Company shall take such action at its own expense before delivery of the certificate representing such shares of Common Stock. If shares of Common Stock are listed on any national stock exchange at the time Purchase Rights to purchase shares of Common Stock are exercised under this Plan, the Company whenever required shall register shares of Common Stock for which such Purchase Rights are exercised under the Securities Exchange Act of 1934, as amended, and shall make prompt application for the listing on such national exchange of such shares, all at the expense of the Company.

17.	Reserved Shares.

There initially were one million (1,000,000) shares of Common Stock available for purchase from the Company upon the exercise of Purchase Rights granted under the Prior Plan, which amount was subsequently increased to two million five hundred thousand (2,500,000). All such reserved shares of Common Stock not delivered to or for Participants under the Prior Plan shall become available for purchase from the Company upon the exercise of Purchase Rights granted under this Plan. In addition to shares transferred from the Prior Plan to this Plan, there will be one million (1,000,000) shares of Common Stock available for purchase from the Company upon the exercise of Purchase Rights granted under the Plan. Any shares of Common Stock which are subject to Purchase Rights granted under this Plan but which are not purchased on the related Exercise Date shall again become available under this Plan.

18.	Amendment or Termination.

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with Section 423 of the Code and the laws of the State of Georgia, and any such amendment shall be subject to the approval of the Company’s shareholders to the extent such approval is required under Section 423 of the Code or the laws of the State of Georgia or to the extent such approval is required to meet the security holder approval requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. However, no provision of this Plan shall be amended more than once every six (6) months if amending such provisions more frequently would result in the loss of an exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Board also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Board shall not have the right to modify, cancel, or amend any Purchase Rights outstanding after the beginning of a Purchase Period unless (i) each Participant consents in writing to such modification, amendment or cancellation, (ii) such modification only accelerates the Exercise Date for the related Purchase Period or (iii) the Board acting in good faith deems that such action is required under applicable law.

19.	Notices.

All Authorizations and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received

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in the form specified to the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of such Authorizations and communications.

20.	Other Benefit and Compensation Programs.

Purchase Rights and Common Stock received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program.

21.	Rights as a Stockholder.

Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by Purchase Rights until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

22.	Employment.

No offer under this Plan shall constitute an offer of employment, and no acceptance of an offer under this Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and the Company or any Subsidiary. No Eligible Employee shall be induced to participate in this Plan by the expectation of employment or continued employment.

23.	Headings, References and Construction.

The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections in this Plan shall be to sections of this Plan.

24.	Governing Law; Severability.

The Plan shall be construed in accordance with and governed by the laws of the State of Georgia. If any provision of the Plan or other agreement (including without limitation Award Agreements) is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan and such agreement will continue to be fully effective.

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Appendix C

CRAWFORD & COMPANY

2016 MANAGEMENT TEAM

INCENTIVE COMPENSATION PLAN

i

ii

CRAWFORD & COMPANY

2016 MANAGEMENT TEAM INCENTIVE COMPENSATION PLAN

1.	GENERAL.

Crawford & Company establishes this 2016 Management Team Incentive Compensation Plan to enable the Company to provide compensation opportunities and incentives linked to the performance and success of the Company and its related entities, and to allow the Committee to award and pay such compensation in a manner intended to qualify as “performance-based compensation” under Code Section 162(m). The Plan is designed to operate in conjunction with incentive compensation plan(s) of the Company.

The Plan was approved by the Board on February 9, 2016, subject to stockholder approval, and will become effective only upon stockholder approval (the date of such stockholder approval, the “Effective Date”). This Plan replaces the Crawford & Company 2007 Management Team Incentive Compensation Plan (the “Prior Plan”) and, upon the Effective Date, the Prior Plan will terminate. Thereafter, no further awards may be made pursuant to the terms of the Prior Plan, however, any awards made under such terms that were granted prior to its termination shall be administered pursuant to the terms of the Prior Plan.

2.	DEFINITIONS.

For purposes of this Plan:

(a)	“Annual Incentive Award” means an Award earned based on performance in a Performance Period of one fiscal year of the Company, or other 12-month (or shorter) period specified by the Committee.

(b)	“Award” means the amount of a Participant’s Award Opportunity determined by the Committee to have been earned, and the Participant’s rights to payment(s) in settlement thereof.

(c)

“Award Opportunity” means a Participant’s opportunity to earn specified amounts based on performance during a Performance Period under the terms of an Annual Incentive Award plan or program, including without limitation the Short-Term Incentive Plan, or other incentive compensation plan or program of the Company designated by the Committee. An Award Opportunity constitutes a conditional right to receive settlement of an Award.

(d)	“Board” means the Board of Directors of the Company.

(e)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(f)

“Committee” means the Compensation Committee of the Board, or such other or successor committee as the Board may, from time to time, establish. With respect to Award Opportunities granted to Covered Employees, such committee shall consist of two or more individuals, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Code Section 162(m) and a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

(g)	“Company” means Crawford & Company, a Georgia corporation, and any successor to such corporation.

(h)	“Covered Employee” means, with respect to compensation under the Plan that is intended to qualify as “performance-based compensation” under Code Section 162(m), a “covered employee” as such term is

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defined in Code Section 162(m)(3) and any person whose compensation potentially will be subject to the limitations on tax deductibility under Code Section 162(m) for the year an Award Opportunity is granted, or a later year in which an Award may be settled, who is designated by the Committee to be treated as a Covered Employee for such year.

(i)	“Effective Date” has the meaning set forth in Section 1.

(j)	“Participant” means an employee of the Company, a Subsidiary or other related entity, described in Section 4 and covered by the terms of this Plan.

(k)

“Performance Goal” means performance criteria based on the attainment by the Company or any Subsidiary (or any division or business unit of any such entity) of performance measures pre-established by the Committee in its sole discretion, based on one or more of the following:

(i)	return on stockholder equity;

(ii)	earnings per share of Company stock;

(iii)	net income (before or after taxes);

(iv)	earnings before any or all of interest, taxes, minority interest, depreciation and amortization;

(v)	sales or revenues (including sales or revenues from specified sources within the business);

(vi)	return on assets, capital or investment;

(vii)	stock price;

(viii)	total shareholder return;

(ix)	market share;

(x)	cash flow (including operating cash flow and free cash flow);

(xi)	gross or net profit margin;

(xii)	workdays outstanding in total billed and unbilled accounts receivable (i.e., “Total A/R” or “DSO”);

(xiii)	economic value added;

(xiv)	achievement of cost reduction goals;

(xv)	implementation or completion of critical transactions, projects or processes;

(xvi)	achievement of strategic goals;

(xvii)	growth and/or performance of the Company’s sales force;

(xviii)	operating service goals;

(xix)	client satisfaction goals;

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(xx)	individual performance goals; and

(xxi)	any combination of, or a specified increase in, any of the foregoing.

A Performance Goal may, without limitation, be based upon the attainment of specified levels of performance under one or more of the measures described above during a Performance Period, relative to performance in prior periods, relative to pre-established targets, or relative to the performance of other entities (or indices covering multiple entities). With respect to any Award Opportunity that is intended to qualify as “performance-based compensation” under Code Section 162(m), (x) these Performance Goals will not be altered or replaced by any other criteria without ratification by the stockholders of the Company if failure to obtain such approval would result in jeopardizing the tax deductibility of Awards; and (y) the Performance Goal(s) applicable to an Award will be set by the Committee within the time period prescribed by Code Section 162(m). With respect to any Award Opportunity that is not, however, intended to qualify as “performance-based compensation” under Code Section 162(m), the Committee in its sole discretion may designate additional performance criteria on which the Performance Goal(s) may be based or adjust, modify or amend the aforementioned performance criteria. Performance Goals may include a threshold level of performance below which no Award amount will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

(l)	“Performance Period” means the period, specified by the Committee, over which an Award may be earned.

(m)	“Plan” means this 2016 Crawford & Company Management Team Incentive Compensation Plan, as it may hereinafter be amended or restated.

(n)	“Prior Plan” has the meaning set forth in Section 1.

(o)	“Short-Term Incentive Plan” means the Crawford & Company 2008 Short-Term Incentive Plan as amended from time to time.

(p)

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly (i) a proprietary interest of more than 50 percent by reason of stock ownership or otherwise, or (ii) has effective control for consolidation purposes.

3.	ADMINISTRATION.

(a)

Administration by the Committee. The Plan will be administered by the Committee. The Committee will have full and final authority to take all actions hereunder, subject to and consistent with the provisions of the Plan. This authority includes without limitation full and exclusive power to administer and interpret the Plan, to adopt such administrative rules, regulations, procedures and guidelines governing the Plan, Award Opportunities and the Awards as it deems appropriate, in its sole discretion, from time to time, authority to correct any defect or supply any omission or reconcile any inconsistency in the Plan, an Award Opportunity, Award agreement, or other document hereunder, and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)

Authority of the Board. Any authority granted to the Committee may be exercised by the full Board and, to the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control; provided that, to the extent that the grant or exercise of such authority by the full Board would cause an Award intended to qualify as “performance-based compensation” under Code Section 162(m) not to so qualify or to cease to so qualify, the grant or exercise of such authority shall be vested solely in the Committee.

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(c)

Manner of Exercise of Authority. Any action by the Committee or the Board with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries and other related entities, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to specified officers or employees of the Company authority to perform administrative functions under the Plan, to the extent permitted by law, provided that no such delegation shall be permitted if it would cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify or to cease to so qualify.

(d)

Limitation of Liability. Each member of the Committee and the Board, and any person to whom authority or duties are delegated hereunder, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or other related entity, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company, the Board or the Committee to assist in the administration of the Plan. No member of the Board or Committee, nor any person to whom authority or duties are delegated hereunder, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and any such person shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4.	ELIGIBILITY.

Employees of the Company or any Subsidiary or other related entity who are or may become executive officers of the Company may be selected by the Committee as eligible to participate in this Plan.

5.	PER-PERSON AWARD LIMITATION.

Award Opportunities with respect to Annual Incentive Awards granted to any one Participant shall be limited such that the maximum amount that may be payable to the Participant under such Awards for performance in any one calendar year shall not exceed $10 million.

6.	DESIGNATION AND EARNING OF AWARD OPPORTUNITIES.

(a)

Designation of Award Opportunities and Performance Goals. The Committee shall select employees to participate in the Plan and shall designate the Performance Period and, for each such Participant, the Award Opportunity such Participant may earn for such Performance Period, the nature of the Performance Goal the achievement of which would result in the earning of an Award, and the levels of earning of the Award corresponding to the levels of achievement of the Performance Goal. The following terms will apply to Award Opportunities:

(i)

Specification of Amount Potentially Earnable. Unless otherwise determined by the Committee, the Award Opportunity earnable by each Participant shall range from 0% to a specified maximum percentage of a specified target Award Opportunity. The Committee shall specify a table, grid, formula, or other information that sets forth the amount of a Participant’s Award Opportunity that will be earned corresponding to the level of achievement of a specified Performance Goal.

(ii)

Denomination of Award Opportunity; Payment of Award. Award Opportunities will be denominated in cash and Awards will be payable in cash; provided, that the Committee may denominate an Award Opportunity in shares of any class of the Company’s common stock and/or to settle an Award in shares of such common stock if and to the extent that shares of the Company’s common stock are authorized for use in incentive awards and available under a Company incentive compensation plan approved by stockholders (to the extent required under applicable rules of the New York Stock Exchange or otherwise).

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(b)

Award Opportunities and Awards for Covered Employees. Notwithstanding anything to the contrary herein, if the Committee determines that an Award Opportunity to be granted to an eligible employee who is designated as a Covered Employee by the Committee is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the following provisions will apply:

(i)

Performance Goal. The Performance Goal for any such Award Opportunity specified by the Committee shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Treasury Regulation § 1.162-27(e) and successor regulations thereto). Performance Goals may differ for Award Opportunities granted to any one Participant or to different Participants.

(ii)

Performance Period and Timing for Establishing Performance Goals. The Committee will specify the Performance Period over which achievement of the Performance Goal in respect of such Award Opportunities shall be measured. A Performance Goal shall be established by the date which is the earlier of (A) 90 days after the beginning of the applicable Performance Period or (B) the time 25% of such Performance Period has elapsed and, in any event, while the outcome of the Performance Goal is substantially uncertain.

(c)

Additional Participants and Award Opportunity Designations During a Performance Period. At any time during a Performance Period the Committee may select a new eligible employee or a newly promoted eligible employee to participate in the Plan for that Performance Period and/or designate, for any such Participant, an Award Opportunity (or additional Award Opportunity) amount for such Performance Period. In determining the amount of the Award Opportunity for such Participant under this Section 6(c), the Committee may take into account the portion of the Performance Period already elapsed, the performance achieved during such elapsed portion of the Performance Period, and such other considerations as the Committee may deem relevant.

(d)

Determination of Award. Within a reasonable time after the end of each Performance Period, the Committee shall determine the extent to which the Performance Goal for the earning of Award Opportunities was achieved during such Performance Period and the resulting Award to the Participant for such Performance Period. The Committee may adjust upward or downward the amount of an Award, in its sole discretion, in light of such considerations as the Committee may deem relevant, except that (i) with respect to any Award Opportunity that is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), no such discretionary upward adjustment of the Award to a level exceeding the level of actual earning of the Award Opportunity based on actual achievement of the Performance Goal is permitted, and (ii) any discretionary adjustment is subject to the per person Award limitation in Section 5 and other applicable limitations of the Plan. Unless otherwise determined by the Committee, the Award shall be deemed earned and vested at the time the Committee makes the determination pursuant to this Section 6(d), and no Participant shall have a legal right to receive an Award until such determination has been made.

(e)

Written Determinations. With respect to any Award Opportunity that is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), determinations by the Committee as to the establishment of Performance Goals, the amount potentially payable in respect of the Award Opportunity, the level of actual achievement of the Performance Goals and the amount of any final Award earned shall be recorded in writing. The Committee shall certify in writing with respect to any Covered Employee, in a manner conforming to requirements under Code Section 162(m), prior to any settlement of each such Award, that and the extent to which the Performance Goal relating to the Award, and other material terms of the Award, were in fact satisfied.

(f)

Other Terms of Award Opportunities and Awards. Subject to the terms of this Plan, the Committee may specify the circumstances in which Award Opportunities and Awards shall be paid or forfeited in the event

5

of a change in control, termination of employment, or other event prior to the end of a Performance Period or settlement of an Award. With respect to Award Opportunities intended to qualify as “performance-based compensation” under Code Section 162(m), payments upon a change in control, termination of employment or other event may only be provided for or made to the extent doing so would not disqualify the Award Opportunity or Award from such intended treatment.

(g)

Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Award Opportunities and related Performance Goals in recognition of unusual or nonrecurring events, including stock splits, stock dividends, reorganizations, mergers, consolidations, large, special and non-recurring dividends, and acquisitions and dispositions of businesses and assets, affecting the Company and its Subsidiaries or other business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause an Award Opportunity or Award granted under Section 6(b) and intended to qualify as “performance-based compensation” under Code Section 162(m) to otherwise fail to so qualify or to cease to so qualify.

7.	TAX WITHHOLDING.

Participants shall be solely responsible for any applicable taxes (including without limitation income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting or settlement of an Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law, or such greater amount of withholding as the Committee shall determine from time to time, and to take such other action as may be necessary to satisfy any such withholding obligations.

8.	NON-TRANSFERABILITY.

An Award Opportunity, any resulting Award and any other right hereunder shall be non-assignable and non-transferable, and shall not be pledged, encumbered, or hypothecated to or in favor of any party or subject to any lien, obligation, or liability of the Participant to any party other than the Company or a Subsidiary or affiliate.

9.	CODE SECTION 162(m).

The Committee shall have full and absolute discretion to determine whether an Award Opportunity is intended to comply with the requirements of Code Section 162(m) and the regulations thereunder as “performance-based compensation.” With respect to each Award to a Covered Employee that is intended to qualify as “performance-based compensation,” the Committee shall interpret and administer the provisions of the Plan and Award agreements in a manner consistent therewith. Furthermore, if any provision of the Plan or of any such Award agreement does not comply or is inconsistent with the requirements of Code Section 162(m) for “performance-based compensation,” such provision shall be deemed amended to the extent necessary to conform to such requirements.

10.	ADDITIONAL DOCUMENTS.

The Committee may impose as a condition of a grant of Award Opportunities and/or Awards that a Participant must execute such document(s) as the Committee may consider necessary or advisable. Without limiting the foregoing, Participants may be required to execute a restrictive covenant agreement by which the

6

Participant shall be restricted, during employment and/or for a period of time after the Participant’s employment terminates, from soliciting customers or employees of the Company or its Subsidiaries, from otherwise competing with the Company or its Subsidiaries, and/or from using or disclosing certain information of the Company or its Subsidiaries. The terms of any such agreement shall be specified by the Committee and different terms may apply to different Participants, and all such terms shall be determined in the sole discretion of the Committee.

11.	GENERAL PROVISIONS.

(a)

Amendment and Termination. The Plan may be amended, suspended or terminated at any time by the Board; provided, that no amendment shall be made without stockholder approval if approval by the stockholders of the Company is required in order to comply with applicable law or the rules of the New York Stock Exchange (or, if the Company’s stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Company’s stock is traded or quoted). Notwithstanding the foregoing, no termination, suspension or amendment of the Plan or any Award agreement shall adversely affect the right of any Participant with respect to any Award Opportunity theretofore granted, as determined by the Committee, without such Participant’s written consent.

(b)

Clawbacks. Participants shall forfeit or be required to reimburse the Company with respect to any Award under the Plan (or any Prior Plan award) to the extent required by any clawback or recoupment policy of the Company now in effect or as may be adopted by the Company from time to time as required by Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or as otherwise required by applicable law.

(c)

Certain Incentives Not Annual Bonus for Purposes of Other Plans. Amounts earned or payable under the Plan in connection with Award Opportunities or Awards that are not made under the terms of the Short-Term Incentive Plan, or that are not specifically designated by the Committee as “Annual Incentive Awards” for these purposes, shall not be deemed to be annual incentive or annual bonus compensation (regardless of whether an Award is earned in respect of a period of one year or less or disclosed as annual bonus compensation under Securities and Exchange Commission disclosure rules) for purposes of any retirement or supplemental pension plan of the Company or any employment agreement or change in control agreement between the Company or a related entity and any Participant, or for purposes of any other plan, unless the Company shall in writing specifically identify this Plan by name and specify that amounts earned or payable under such Awards shall be considered to be annual incentive or annual bonus compensation.

(d)

Unfunded Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award Opportunity granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other person any right, title, or interest in any assets of the Company.

(e)

No Right to Continued Employment. Neither the Plan, the authorization of an Award Opportunity, the grant of an Award nor any other action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries or other related entities, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or other related entities to terminate any employee’s employment at any time.

(f)

Successors. The Plan shall be binding upon, and inure to the benefit of, the Company and the Participants and their respective heirs, executors, administrators, successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

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(g)

Governing Law; Severability. The Plan and all agreements (including without limitation Award agreements) entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Georgia. If any provision of the Plan or other agreement (including without limitation Award agreements) is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan and such agreement will continue to be fully effective.

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Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐
TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Each of the Director Nominees in Items 1 and FOR Items 2 through 6.

1.	Proposal to elect the nine (9) nominees listed below as Directors (except as indicated to the contrary below)

	01 H. V. Agadi 02 P. G. Benson 03 J. C. Crawford	04 05 06	J. C. Crawford, Jr. R. A. S. Day J. D. Edwards	07 08 09	J. M. Johnson C. H. Ogburn D. R. Williams	☐ Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

Please fold here – Do not separate

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to approve the Crawford & Company 2016 Omnibus Stock and Incentive Plan.					☐ For ☐ Against ☐ Abstain

3.	Proposal to approve the Crawford & Company 2016 Employee Stock Option Plan.					☐ For ☐ Against ☐ Abstain

4.	Proposal to approve the Crawford & Company 2016 Management Team Incentive Compensation Plan.					☐ For ☐ Against ☐ Abstain

5.	Proposal to approve amendment to the Crawford & Company Non-Employee Director Stock Plan.					☐ For ☐ Against ☐ Abstain

6.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the 2016 fiscal year.					☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date
Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy

CRAWFORD & COMPANY

ANNUAL MEETING OF STOCKHOLDERS

May 11, 2016

2:00 p.m.

Crawford & Company

5th Floor

1001 Summit Boulevard

Atlanta, Georgia 30319

Crawford & Company 1001 Summit Boulevard Atlanta, Georgia 30319	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 11, 2016.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR Each of the Director Nominees in Item 1 and FOR Items 2 through 6.

By signing the proxy, you revoke all prior proxies and appoint H.V. Agadi, W.B. Swain and A.W. Nelson, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/Crd-b	1-866-883-3382
Use the Internet to vote your proxy until 11:59 p.m. (CT) on May 10, 2016.	Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 10, 2016.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.